Schwab Select Annuity(R)
                    A flexible premium deferred variable and fixed annuity

                                 Distributed by
                           Charles Schwab & Co., Inc.
                                    Issued by
                      First Great-West Life & Annuity Insurance Company



This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.

                  This Contract is not available in all states.

                                        2

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Overview

This Prospectus describes the Schwab Select Annuity--a flexible premium deferred annuity contract (the "Contract") which allows you to accumulate assets on a tax-deferred basis for retirement or other long-term purposes. This Contract is issued on a group basis by First Great-West Life & Annuity Insurance Company ("we, us, First Great-West or First GWL&A").


How to Invest

The minimum initial investment (a "Contribution") is:
o $5,000
o $2,000 if an Individual Retirement Account  ("IRA")
o $1,000 if subsequent Contributions are made via Automatic Contribution Plan The minimum subsequent Contribution is: o $500 per Contribution o $100 per Contribution if made via Automatic Contribution Plan Allocating Your Money When you contribute money to the Schwab Select Annuity, you can allocate it among the Sub-Accounts of the Variable Annuity-1 Series Account, the Series Account, which invest in the following Portfolios:
o Alger American Growth Portfolio
o American Century VP International Fund - Original Class Shares
o Baron Capital Asset Fund: Insurance Shares
o Berger IPT-Small Company Growth Fund
o Dreyfus Variable Investment Fund Appreciation Portfolio- Initial Shares
o Dreyfus Variable Investment Fund Growth and Income Portfolio - Initial Shares
o Federated American Leaders Fund II -Primary Shares
o Federated Fund for U.S. Government Securities II
o Federated Utility Fund II
o INVESCO VIF-Core Equity Fund (formerly INVESCO VIF-Equity Income Fund)

o INVESCO VIF-High Yield Fund
o INVESCO VIF-Technology Fund

o Janus Aspen Series Growth Portfolio -Institutional Shares
o Janus Aspen Series Worldwide Growth Portfolio- Institutional Shares
o Janus Aspen Series Flexible Income Portfolio- Institutional Shares
o Janus Aspen Series International Growth Portfolio- Institutional Shares
o Montgomery Variable Series: Growth Fund
o Prudential Series Fund Equity Class II Portfolio
o SAFECO Resource Series Trust Equity Portfolio
o SAFECO Resource Series Trust Growth Opportunities Portfolio
o Schwab MarketTrack Growth Portfolio II
o Schwab Money Market Portfolio o Schwab S&P 500 Portfolio
o Scudder Variable Series I Capital Growth Portfolio- Class A Shares Scudder Variable Series I Growth and Income- Class A Shares
o Scudder VIT EAFE(R)Equity Index Fund (formerly Deutsche Asset Management VIT EAFE(R)Equity Index Fund)
o Scudder VIT Small Cap Index Fund (formerly Deutsche Asset Management VIT Small Cap Index Fund)
o Strong Multi Cap Value Fund II
o Van Kampen Universal Institutional Funds U.S. Real Estate Portfolio (formerly Morgan Stanley Universal Institutional Funds U.S. Real Estate Portfolio)


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. No person is authorized by First Great-West to give information or to make any representation, other than those contained in this Prospectus, in connection with the Contracts contained in this Prospectus. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. Please read this Prospectus and keep it for future reference.
                   The date of this Prospectus is May 1, 2002.

                                    1

You can also allocate some or all of the money you contribute to the Guarantee Period Fund. The Guarantee Period Fund allows you to select one or more Guarantee Periods that offer specific interest rates for a specific period.

However, your Guarantee Period Fund may be subject to a Market Value Adjustment which may increase or decrease the amount Transferred or withdrawn from the value of a Guarantee Period if the Guarantee Period is broken prior to the Guarantee Period Maturity Date. A negative adjustment may result in an effective interest rate lower than the Contractual Guarantee of a Minimum Rate of Interest and the value of the Contribution(s) allocated to a Guarantee Period being less than the Contribution(s) made.

Sales and Surrender Charges

There are no sales, redemption, surrender or withdrawal charges under the Schwab Select Annuity.

Free Look Period
After you receive your Contract, you can look it over free of obligation for at least 10 days (up to 35 days for replacement policies), during which you may cancel your Contract.

Payout Options
The Schwab Select Annuity offers a variety of annuity payout and periodic withdrawal options. Depending on the option you select, income can be guaranteed for your lifetime, your spouse's and/or beneficiaries' lifetime or for a specified period of time. The Contracts are not deposits of, or guaranteed or endorsed by any bank, nor are the Contracts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The Contracts involve certain investment risks, including possible loss of principal. See "Breaking Guarantee Period" and "Market Value Adjustment" on page 9.



                                        2
For account information, please contact:
    Annuity Administration Department
    P.O. Box 173920
    Denver, Colorado 80217-3920
    800-838-0649

This Prospectus presents important information you should review before purchasing the Schwab Select Annuity. Please read it carefully and keep it for future reference. You can find more detailed information pertaining to the Contract in the Statement of Additional Information dated May 1, 2002 (as may be amended from time to time), and filed with the Securities and Exchange Commission ( "SEC"). The Statement of Additional Information is incorporated by reference into this Prospectus and is legally a part of this Prospectus. A listing of the contents of the Statement of Additional Information may be found on page 47 of this Prospectus. You may obtain a copy without charge by contacting the Annuity Administration Department at the above address or phone number. Or, you can obtain it by visiting the SEC's Internet web site (http:// www.sec.gov.) This web site also contains material incorporated by reference and other information about us and other registrants that file electronically.


                                        3
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Table of Contents
Definitions....................................4
Summary........................................6
  How to contact Schwab........................6
Variable Annuity Fee Table.....................7
Portfolio Annual Expenses......................8
Fee Examples...................................9
Condensed Financial Information...............10
First Great-West Life & Annuity
Insurance Company.............................10
The Series Account............................10
The Portfolios................................10
  Meeting Investment Objectives...............13
  Where to Find More Information
  About the Portfolios........................13
  Addition, Deletion or Substitution..........13
The Guarantee Period Fund.....................14
  Investments of the Guarantee Period Fund....14
  Subsequent Guarantee Periods................15
  Breaking a Guarantee Period.................15
  Interest Rates..............................15
  Market Value Adjustment.....................15

Application and Initial Contributions.........16
Free Look Period..............................16
Subsequent Contributions......................16
Annuity Account Value.........................17
Transfers.....................................17
  Possible Restrictions.......................18
  Automatic Custom Transfers..................18

Cash Withdrawals..............................19

  Withdrawals to Pay Investment Manager or
  Financial Advisor Fees......................20
  Tax Consequences of Withdrawals.............20
Telephone and Internet Transactions...........20
Death Benefit.................................21
  Beneficiary.................................21
  Distribution of Death Benefit...............21



Charges and Deductions........................22
  Mortality and Expense Risk Charge...........22
  Contract Maintenance Charge.................22
  Transfer Fees...............................22
  Expenses of the Portfolios..................22
  Premium Tax.................................23
  Other Taxes.................................23
Payout Options................................23
  Periodic Withdrawals........................23
  Annuity Payouts.............................24
Seek Tax Advice...............................25
Federal Tax Matters...........................26
  Taxation of Annuities.......................26
  Individual Retirement Annuities.............28
Assignments or Pledges........................28
Performance Data..............................29
  Money Market Yield..........................29
  Average Annual Total Return.................29
Distribution of the Contracts.................31
Selected Financial Data.......................32
Management's Discussion and Analysis of
   Financial Conditions and
   Results of Operations                      32

Voting Rights.................................46
Rights Reserved by First Great-West...........46
Legal Proceedings.............................46
Legal Matters.................................46
Experts.......................................46
Available Information.........................46
Table of Contents of Statement of Additional
  Information                                 47
Appendix A--Condensed Financial Data..........48
Appendix B--Market Value Adjustments..........51
Appendix C--Net Investment Factor.............53
Financial Statements and Independent
Auditors' Report..............................54



                                        4
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Definitions
1035 Exchange--A provision of the Internal Revenue Code of 1986, as amended (the "Code"), that allows for the tax-free exchange of certain types of insurance contracts. Accumulation Period--The time period between the Effective Date and the Annuity Commencement Date. During this period, you're contributing to the annuity.
Annuitant--The person named in the application upon whose life the payout of an annuity is based and who will receive annuity payouts. If a Contingent Annuitant is named, the Annuitant will be considered the Primary Annuitant.
Annuity Account--An account established by us in your name that reflects all account activity under your Contract. Annuity Account Value--The sum of all the investment options credited to your Annuity Account--less partial withdrawals, amounts applied to an annuity payout option, periodic withdrawals, charges deducted under the Contract, and Premium Tax, if any. Annuity Commencement Date--The date annuity payouts begin.
Annuity Individual Retirement Account (or Annuity IRA)--An annuity contract used in a retirement savings program that is intended to satisfy the requirements of
Section 408 of the Code.
Annuity Payout Period--The period beginning on the Annuity Commencement Date and continuing until all annuity payouts have been made under the Contract. During this period, the Annuitant receives payouts from the annuity.
Annuity Unit--An accounting measure we use to determine the amount of any variable annuity payout after the first annuity payout is made. Automatic Contribution Plan--A feature which allows you to make automatic periodic Contributions. Contributions will be withdrawn from an account you specify and automatically credited to your Annuity Account.
Beneficiary--The person(s) designated to receive any Death Benefit under the terms of the Contract. Contingent Annuitant--The person you may name in the application who becomes the Annuitant when the Primary Annuitant dies. The Contingent Annuitant must be designated before the death of the Primary Annuitant.

Contractual Guarantee of a Minimum Rate of Interest--This is the minimum rate of interest allowed by law and is applicable to the fixed options only. It is subject to change in accordance with changes in applicable law. The minimum interest rate is equal to an annual effective rate in effect at the time the Contribution is made. This rate will be reflected in written confirmation of the Contribution. Currently, under New York law, the minimum rate is 3%.


Contributions--The amount of money you invest or deposit into your annuity. Death Benefit--The amount payable to the Beneficiary when the Owner or the Annuitant dies. Distribution Period--The period starting with your Payout Commencement Date.

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Effective Date--The date on which the first Contribution is credited to your
Annuity Account.

Fixed Account Value--The value of the fixed investment option credited to you under the Annuity Account.

Guarantee Period--The number of years available in the Guarantee Period Fund during which we will credit a stated rate of interest. We may discontinue offering a period at any time for new Contributions. Amounts allocated to one or more guaranteed periods may be subject to a Market Value Adjustment.

Guarantee Period Fund--A fixed investment option which pays a stated rate of interest for a specified time period. Guarantee Period Maturity Date--The last day of any Guarantee Period. Market Value Adjustment (or MVA)--An amount added to or subtracted from certain transactions involving the Guarantee Period Fund to reflect the impact of changing interest rates.



                                        5
Non-Qualified Annuity Contract--An annuity contract funded with money outside a tax qualified retirement plan. Owner (Joint Owner) or You--The person(s) named in the application who is entitled to exercise all rights and privileges under the Contract, while the Annuitant is living. Joint Owners must be husband and wife as of the date the Contract is issued. The Annuitant will be the Owner unless otherwise indicated in the application. If a Contract is purchased in connection with an IRA, the Owner and the Annuitant must be the same individual and a Joint Owner is not allowed.
Payout Commencement Date--The date on which annuity payouts or periodic withdrawals begin under a payout option. The Payout Commencement Date must be at least one year after the Effective Date of the Contract. If you do not indicate a Payout Commencement Date on your application, annuity payouts will begin on the first day of the month of the Annuitant's 91st birthday.
Portfolio--A registered management investment company, or portfolio thereof, in which the assets of the Annuity Account may be invested.
Premium Tax--A tax charged by a state or other governmental authority. Varying by state, the current range of Premium Taxes is 0% to 3.5% and may be assessed at the time you make a Contribution or when annuity payments begin.

Request--Any written, telephoned, fax and/or computerized or Internet instruction in a form satisfactory to First GWL&A and Charles Schwab & Co., Inc. ("Schwab") received at the Annuity Administration Department at First GWL&A (or other annuity service center subsequently named) from you, your designee (as specified in a form acceptable to First GWL&A and Schwab) or the Beneficiary (as applicable) as required by any provision of the Contract.
Series Account--The segregated asset account established by First GWL&A under New York law and registered as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").
Sub-Account--A division of the Series Account containing the shares of a Portfolio. There is a Sub-Account for each Portfolio.
Surrender Value--The value of your Annuity Account with any applicable Market Value Adjustment on the Effective Date of the surrender, less Premium Tax, if any.
Transaction Date--The date on which any Contribution or Request from you will be processed. Contributions and Requests received after 4:00 p.m. Eastern Time will be deemed to have been received on the next business day. Requests will be processed and the Variable Account Value will be determined on each day that the New York Stock Exchange ("NYSE") is open for trading.
Transfer--Moving money from and
among the Sub-Account(s) and the Guarantee Period Fund. Variable Account Value--The value of the Sub-Accounts credited to you under the Annuity Account.



                                        6
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Summary

The Schwab Select Annuity allows you to accumulate assets on a tax-deferred basis by investing in a variety of variable investment options (Sub-Accounts) and a fixed investment option (the Guarantee Period Fund). The performance of your Annuity Account will vary with the investment performance of the Portfolios corresponding to the Sub-Accounts you select. You bear the entire investment risk for all amounts invested in them. Depending on the performance of the Sub-Accounts you select, your Variable Account Value could be less than the total amount of your Contributions.
Further, the Guarantee Period Fund may be subject to a Market Value Adjustment which may increase or decrease the amount Transferred or withdrawn from the value of a Guarantee Period if the Guarantee Period is broken prior to the Guarantee Period Maturity Date. A negative adjustment may result in an effective interest rate lower than the Contractual Guarantee of a Minimum Rate of Interest, and the value of the Contribution(s) allocated to a Guarantee Period being less than the Contribution(s) made.

The Schwab Select Annuity can be purchased on a non-qualified basis or purchased and used in connection with an IRA. You can also purchase it through a 1035 Exchange from another insurance contract.
Tax deferral under IRAs arises under the Code. Tax deferral under non-qualified Contracts arises under the Contract.
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How to contact Schwab:
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Schwab Insurance Services

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101 Montgomery Street
San Francisco, CA 94104

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Attention: Insurance & Annuities Department
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800-838-0649
Your initial Contribution must be at least $5,000; $2,000 if an IRA; $1,000 if you are setting up an Automatic Contribution Plan. Subsequent Contributions must be either $500; or $100 if made through an Automatic Contribution Plan.
The money you contribute to the Contract will be invested at your direction, except during your "free look period." The duration of your free look period depends on your state law and is generally 10 days after you receive your Contract. During this period, amounts specified for allocation to the various Sub-Accounts will be allocated to the Schwab Money Market Sub-Account. Free look allocations are described in more detail on page 16 of this Prospectus.



Prior to the Payout Commencement Date, you can withdraw all or a part of your Annuity Account Value. There are no surrender or withdrawal charges. Certain withdrawals may be subject to federal income tax as well as a federal penalty tax. When you're ready to start taking money out of your Contract, you can select from a variety of payout options, including variable and fixed annuity payouts as well as periodic withdrawal.

If the Annuitant dies before the Annuity Commencement Date, we will pay the Death Benefit to the Beneficiary you select. If the Owner dies before the entire value of the Contract is distributed, the remaining value will be distributed according to the rules outlined in the "Death Benefit" section on page 20.

For accounts under $50,000, we deduct a $25 annual Contract Maintenance Charge from the Annuity Account Value on each Contract anniversary date. There is no annual Contract Maintenance Charge for accounts of $50,000 or more as of the applicable Contract anniversary date. We also deduct a Mortality and Expense Risk Charge from your Sub-Accounts at the end of each daily valuation period equal to an effective annual rate of 0.85% of the value of the net assets in your Sub-Accounts. Each Portfolio assesses a charge for management fees and other expenses. These fees and expenses are detailed in this Prospectus. You may cancel your Contract during the free look period by sending it to the Annuity Administration Department at First GWL&A. If you are replacing an existing insurance contract with the Contract, the free look period may be extended based on your state of residence. Free look allocations are described in more detail on page 16 of this Prospectus.


This summary highlights some of the more significant aspects of the Schwab Select Annuity. You'll find more detailed information about these topics throughout the Prospectus and in your Contract. Please keep them both for future reference.

7

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Variable Annuity Fee Table
The purpose of the tables and the examples that follow is to help you understand the various costs and expenses that you will bear directly or indirectly when investing in the Contract. The tables and examples reflect expenses related to the Sub-Accounts as well as of the Portfolios. In addition to the expenses listed below, Premium Tax, if applicable, may be imposed.
Contract Owner Transaction Expenses1
Sales load                                     None
Surrender fee                                  None
Annual Contract Maintenance Charge2            $25.00
Transfer fee                                   $10.00
(no transfer fee is charged for the first
12 transfers in any calendar year)

Separate Account Annual Expenses1 (as a percentage of average Variable Account Value) Mortality and expense risk charge 0.85% Administrative expense charge 0.00% Other fees and expenses of the Variable Account 0.00% Total Separate Account Annual Expenses 0.85%


------------------------------


1 The Contract Owner Transaction Expenses apply to each Contract, regardless of how the Annuity Account Value is allocated. The Separate Account Annual Expenses do not apply to the Guarantee Period Fund.
2 The Contract Maintenance Charge is currently waived for Contracts with an Annuity Account Value of at least $50,000 as of the applicable contract anniversary date. If your Annuity Account Value falls below $50,000, the Contract Maintenance Charge will be reinstated until such time as your Annuity Account Value is equal to or greater than $50,000.




                                        8

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Portfolio Annual Expenses(1)

Portfolio Annual Expenses (as a percentage of Portfolio average net assets, before and after fee waivers and expense reimbursements for the period ended December 31, 2001)

Portfolio                             Management   Other      12b-1      Total        Total      Total

                                      fees         expenses   fees       Portfolio    Fee        Portfolio
                                                                         expenses     Waivers(3) expenses
                                                                         before fee              after fee
                                                                         waivers                 waivers

Alger American Growth                 0.75%        0.06%      0.00%      0.81%        0.00%      0.81%
American Century VP International (2) 1.26%        0.00%      0.00%      1.26%        0.00%      1.26%
Baron Capital Asset (3)               1.00%        0.34%      0.25%      1.59%        0.09%      1.50%
Berger IPT-Small Company Growth       0.85%        0.13%      0.00%      0.98%        0.00%      0.98%
Dreyfus Variable Investment Fund      0.75%        0.03%      0.00%      0.78%        0.00%      0.78%
 Appreciation-Initial Shares
Dreyfus Variable Investment Fund      0.75%        0.05%      0.00%      0.80%        0.00%      0.80%
Growth and Income -Initial Shares
Federated American Leaders Fund II(4) 0.75%        0.12%      0.00%      0.87%        0.00%      0.87%
Federated U.S. Government             0.60%        0.14%      0.00%      0.74%        0.00%      0.74%
Securities
Fund II(3)
Federated Utility Fund II(4)          0.75%        0.17%      0.00%      0.92%        0.00%      0.92%
INVESCO VIF-High Yield(5)             0.60%        0.42%      0.00%      1.02%        0.00%      1.02%
INVESCO VIF- Core Equity Fund         0.75%        0.34%      0.00%      1.09%        0.00%      1.09%
5(formerly INVESCO VIF-Equity
Income Fund)
INVESCO VIF-Technology(5)            0.75%        0.32%      0.00%      1.07%        0.00%      1.07%
Janus Aspen Growth                    0.65%        0.01%      0.00%      0.66%        0.00%      0.66%
Janus Aspen Worldwide Growth          0.65%        0.04%      0.00%      0.69%        0.00%      0.69%
Janus Aspen Flexible Income           0.64%        0.03%      0.00%      0.67%        0.00%      0.67%
Janus Aspen International Growth      0.65%        0.06%      0.00%      0.71%        0.00%      0.71%
Montgomery Variable Series: Growth    1.00%        1.29%      0.00%      2.29%        1.04%      1.25%
Prudential Series Fund Equity Class   0.45%        0.19%      0.25%      0.89%        0.00%      0.89%

II

SAFECO RST Equity                     0.74%        0.04%      0.00%      0.78%        0.00%      0.78%
SAFECO RST Growth Opportunities       0.74%        0.04%      0.00%      0.78%        0.00%      0.78%
Schwab MarketTrack Growth II(6)       0.55         0.23%      0.00%      0.78%        0.28%      0.50%
Schwab Money Market(6)                0.48%        0.04%      0.00%      0.52%        0.02%      0.50%
Schwab S&P 500(6)                     0.20%        0.10%      0.00%      0.30%        0.02%      0.28%
Scudder Variable Series 1 Capital     0.46%        0.04%      0.00%      0.50%        0.00%      0.50%
Growth
Scudder Variable Series 1 Growth &    0.48%        0.08%      0.00%      0.56%        0.00%      0.56%
Income
Scudder VIT EAFE(R)Equity Index (7)   0.45%        0.36%      0.00%      0.81%        0.16%      0.65%
(formerly Deutsche Asset
Management  VIT EAFE(R)Equity Index
Fund)
Scudder VIT Small Cap Index (7)       0.35%        0.28%      0.00%      0.63%        0.18%      0.45%
(formerly Deutsche Asset Management
VIT Small Cap Index Fund)
Strong Multi Cap Value Fund II        0.75%        0.55%      0.00%      1.30%        0.10%      1.20%


Van Kampen Universal Institutional
Funds U.S. Real Estate Portfolio (8)  0.80%        0.35%      0.00%      1.15%        0.05%      1.10%
(formerly Morgan Stanley Universal
Institutional Funds US Real Estate
Portfolio)


1. The expenses shown for all Portfolios are for fiscal year ended December 31, 2001. Current or future expenses may be greater or less than those presented.For the
2. American Century VP International Fund, there is a stepped fee schedule.
As a result the Fund's management fee rate generally decreases as the Fund assets increase.
3. For the Baron Capital Asset Fund, the Fund's advisor is contractually obligated to reduce its fee to the extent required to limit the Fund's total operating expenses to 1.50% for the first $250 million of assets in the Fund, 1.35% for Fund assets over $250 million and 1.25% for fund assets over $500 million. Without the expense limitations, total operating expenses for the Fund for the period January 1, 2001 through December 31, 2001, would have been 1.59%.
4. For the Federated American Leaders Fund II, Federated U.S. Government Securities Fund II and the Federated Utility Fund II, the maximum shareholder services fee is 0.25%. The Funds did not pay or accrue the shareholder services fee during the fiscal year ended December 31, 2001. The Funds have no present intention of paying or accruing the shareholder services fee during the fiscal year ending December 31, 2002.
5. For the INVESCO VIF-High Yield, INVESCO VIF- Core Equity and INVESCO VIF-Technology Funds, Other Expenses were lower than the figures shown, because their custodian fees were reduced under an expense offset arrangement. For the INVESCO VIF-Technology Fund, certain expenses were absorbed voluntarily by INVESCO pursuant to an agreement between the Fund and INVESCO. This commitment may be changed at any time following consultation with the board of directors. After absorption, the INVESCO VIF-Technology Fund's Other Expenses for the fiscal year ended December 31, 2001 were insignificant.
6.For the Schwab MarketTrack Growth II, Schwab Money Market and Schwab S&P 500 Portfolios, the total Portfolio expenses after fee waivers is guaranteed by Schwab and the investment adviser through April 30, 2003.
7. For the Scudder VIT EAFE Equity Index and Scudder VIT Small Cap Index Funds, the investment adviser, Deutsche Asset Management, Inc., has voluntarily agreed to waive a portion of its management fee and reimburse certain expenses. These waivers and reimbursements may be discontinued at any time.
8. For the Van Kampen Universal Institutional Funds U.S. Real Estate Portfolio, the management fee has been reduced to reflect a voluntary waiver of the management fee to the extent total operating expenses exceed 1.10%.

                                        9
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Fee Examples(1)
If you retain, annuitize or surrender the Contract at the end of the applicable time period, you would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return on assets. These examples assume that no Premium Taxes have been assessed and are based on total Portfolio expenses after taking fee waivers and reimbursements into account. These examples assume that such fee waivers and reimbursements were in place for the period shown.

PORTFOLIO                                         1 year      3 years       5 years       10 years
Alger American Growth                             $17         $57           $102          $250
American Century VP International                 $22         $71           $128          $311
Baron Capital Asset                               $24         $79           $142          $342
Berger IPT-Small Company Growth                   $19         $62           $112          $274
Dreyfus Variable Investment Fund  Appreciation    $17         $56           $100          $246
- Initial Shares
Dreyfus Variable Investment Fund Growth and       $17         $56           $102          $249
Income  - Initial Shares
Federated American Leaders Fund II                $18         $59           $106          $259
Federated U.S. Government Securities Fund II      $17         $54           $98           $241
Federated Utility Fund II                         $19         $60           $109          $266
INVESCO VIF-High Yield                            $20         $63           $114          $279
INVESCO VIF- Core Equity Fund (formerly INVESCO   $20         $66           $119          $289
VIF-Equity Income Fund)
INVESCO VIF-Technology                            $20         $65           $117          $286
Janus Aspen Growth                                $16         $52           $93           $230
Janus Aspen Worldwide Growth                      $16         $53           $95           $234
Janus Aspen Flexible Income                       $16         $52           $94           $231
Janus Aspen International Growth                  $16         $53           $96           $237
Montgomery Variable Series: Growth                $22         $71           $128          $311
Prudential Series Fund Equity Class II            $18         $59           $107          $261
SAFECO RST Equity                                 $17         $56           $100          $246
SAFECO RST Growth Opportunities                   $17         $56           $100          $246
Schwab MarketTrack Growth II                      $14         $46           $84           $207
Schwab Money Market                               $14         $46           $84           $207
Schwab S&P 500                                    $12         $39           $71           $175
Scudder Variable Series 1                         $14         $46           $84           $207
Capital Growth
Scudder Variable Series 1                         $15         $48           $87           $216
Growth and Income
Scudder VIT EAFE(R)Equity Index (formerly         $16         $51           $93           $228
Deutsche Asset Management  VIT EAFE(R)Equity
Index Fund)
Scudder VIT Small Cap Index (formerly Deutsche    $14         $45           $81           $200
Asset Management  VIT Small Cap Index Fund)
Strong Schafer Value II                           $21         $69           $125          $303
Van Kampen Universal Institutional Funds          $20         $66           $119          $290
U.S. Real Estate Portfolio (formerly Morgan
Stanley Universal Institutional Funds US Real
Estate Portfolio)


These examples, including the assumed rate of return, should not be considered representations of future performance or past or future expenses. Actual expenses paid or performance achieved may be greater or less than those shown.


1 The Portfolio Annual Expenses and these examples are based on data provided by the Portfolios. First Great-West has no reason to doubt the accuracy or completeness of that data, but First Great-West has not verified the Portfolios' figures.



10

--------------------------------------------------------------------------------
Condensed Financial Information

Attached as Appendix A is a table showing selected information concerning accumulation units for each Sub-Account for each calendar year since inception. An accumulation unit is the unit of measure that we use to calculate the value of your interest in a Sub-Account. The accumulation unit values do not reflect the deduction of certain charges that are subtracted from your Annuity Account Value, such as the Contract Maintenance Charge. The information in the table is included in the Series Account's financial statements, which have been audited by Deloitte & Touche LLP, independent auditors. To obtain a more complete picture of each Sub-Account's finances and performance, you should also review the Series Account's financial statements, which are in the Series Account's Annual Report dated December 31, 2001 and contained in the Statement of Additional Information.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
First Great-West Life & Annuity
Insurance Company
First GWL&A is a stock life insurance company organized under the laws of the state of New York. We are admitted to do business in New York and Iowa.
--------------------------------------------------------------------------------
The Series Account

We established the Variable Annuity-1 Series Account in accordance with New York laws on January 15, 1997. The Series Account is registered with the SEC under the 1940 Act, as a unit investment trust. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Series Account. We own the assets of the Series Account. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income gains or losses. We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Series Account. Those assets may not be charged with our liabilities from our other business. Our obligations under those Contracts are, however, our general corporate obligations.

The Series Account is divided into 29 Sub-Accounts, all of which are available under your Contract. Each Sub-Account invests exclusively in shares of a corresponding investment Portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts. All amounts allocated to a Sub-Account will be fully invested in Portfolio shares.

We hold the assets of the Series Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.
--------------------------------------------------------------------------------
The Portfolios
The Contract offers a number of Portfolios, corresponding to the Sub-Accounts. Each Sub-Account invests in a single Portfolio. Each Portfolio is a separate mutual fund registered under the 1940 Act. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Portfolios (the "Portfolio Prospectuses"). The Portfolio Prospectuses should be read in connection with this Prospectus. You may obtain a copy of the Portfolio Prospectuses without charge by request. Each Portfolio:
o holds its assets separate from the assets of the other Portfolios, o has its own distinct investment objective and policy, and o operates as a separate investment fund The income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
The Portfolios are not available to the general public directly. The Portfolios are only available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Portfolios have been established by investment advisers which manage publicly available mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly available mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Portfolios may differ.

                                       13
The investment objectives of the Portfolios are briefly described below:

The Alger American Fund--advised by Fred Alger Management, Inc. of New York, New York.

Alger American Growth Portfolio seeks long-term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $1 billion or greater.

American  Century  Variable   Portfolios,   Inc.--advised  by  American  Century
Investment Management, Inc. of Kansas City, Missouri, advisers to the American Century family of mutual funds.

American Century VP International Fund - Original Shares -- seeks long-term capital growth by investing primarily in common stocks of fast growing, medium-to-large sized foreign companies. The Fund invests primarily in securities of issuers in developed countries.

Baron Capital Asset Fund--advised by BAMCO, Inc. of New York, New York.

Baron Capital Asset Fund: Insurance Shares seeks capital appreciation through investments in small and medium sized companies with undervalued assets or favorable growth prospects. The Fund invests primarily in small sized companies with market capitalizations of approximately $100 million to $1.5 billion and medium sized companies with market values of $1.5 billion to $5 billion.

Berger Institutional Products Trust--advised by Berger Financial Group LLC of Denver, Colorado. Berger IPT-Small Company Growth Fund seeks capital appreciation by investing primarily in the common stocks of small companies with the potential for rapid revenue and earnings growth. Under normal circumstances, the Fund invests at least 65% of its assets in equity securities whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. This average is updated monthly.

Dreyfus Variable Investment Fund--advised by The Dreyfus Corporation of New York, New York. The Dreyfus VIF Appreciation Portfolio is sub-advised by Fayez Sarofim & Co.

Dreyfus Variable Investment Fund Appreciation Portfolio-Initial
Shares seeks to provide long-term capital growth consistent with the preservation of capital by investing primarily in common stocks focusing on "blue-chip" companies with total market values of more than $5 billion at the time of purchase. Current income is a secondary goal. Fayez Sarofim & Co. is the sub-adviser to this Fund and, as such, provides day-to-day management.

Dreyfus Variable Investment Fund Growth and Income Portfolio-Initial Shares seeks to provide long-term capital growth, current income and growth of income consistent with reasonable investment risk by investing in stocks, bonds and money market instruments of domestic and foreign issuers.

Federated Insurance Series--advised by Federated Investment Management Company of Pittsburgh, Pennsylvania.

Federated American Leaders Fund II-Primary Shares seeks to achieve long-term growth of capital as a primary objective and seeks to provide income as a secondary objective by investing primarily (under normal circumstances) in common stocks of "blue chip" companies.

Federated Fund for U.S. Government Securities II seeks to provide current income by investing primarily in securities which are primary or direct obligations of the U.S. government or its agencies or instrumentalities or which are guaranteed as to principal and interest by the U.S. government, its agencies, or instrumentalities and in certain collateralized mortgage obligations, and repurchase agreements.

Federated Utility Fund II seeks to provide high current income and moderate capital appreciation by investing primarily in equity securities of companies engaged in providing utility services.

INVESCO Variable Investment Funds, Inc.--advised by INVESCO Funds Group, Denver, Colorado.

INVESCO VIF-Core Equity Fund (formerly INVESCO VIF-Equity Income Fund) seeks high total return through both growth and current income. The Portfolio normally invests in at least 65% (80% effective July 31, 2002) of its assets in a combination of common stocks of companies with a history of paying regular dividends and debt securities. Debt securities include corporate obligations and obligations of the U.S. government and government agencies. The remaining assets of the Fund are allocated to other investments at INVESCO's discretion, based upon current business, economic, and market conditions. The portfolio was formerly called the Industrial Income Portfolio and the Equity Income Fund.

INVESCO VIF-High Yield Fund seeks a high level of current income by investing primarily in bonds and other debt securities. It also seeks capital appreciation. The Fund invests in bonds and other debt securities as well as in preferred stocks. The Fund normally invests at least 65% (80% effective July 31, 2002) of its assets in a diversified portfolio of high yield corporate bonds rated below investment grade, commonly known as "junk bonds" and preferred stocks with investment grade and below investment grade ratings. These investments generally offer higher rates of return, but are riskier than investments in securities of issuers with higher credit ratings. A portion of the Fund's assets may be invested in other securities such as corporate short-term notes, repurchase agreements, and money market funds. There are no limitations on the maturities held by the Fund and the Fund's average maturity will vary as INVESCO responds to interest rates.

INVESCO VIF-Technology Fund seeks capital appreciation and normally invests at least 80% of its total assets in equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technologies, biotechnologies, communications, computers, electronics, internet, IT services and consulting, software, telecommunications equipment and services, IT infrastructure, and networking companies. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. While the Fund's investments are diversified across the technology sector, the Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets because the Fund's portfolios are limited to a comparatively narrow segment of the economy. This means that the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of a Fund share may rise or fall rapidly.

Janus Aspen Series--advised by Janus Capital Corporation of Denver, Colorado.

Janus Aspen Series Growth Portfolio-Institutional Shares seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

Janus Aspen Series Worldwide Growth Portfolio- Institutional Shares seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests primarily in common stocks of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the U.S. The Portfolio may at times invest in fewer than five countries or even a single country.

Janus Aspen Series Flexible Income Portfolio- Institutional Shares seeks to obtain maximum total return consistent with preservation of capital. The Portfolio invests in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk bonds.

Janus Aspen Series International Growth Portfolio- Institutional Shares seeks long-term growth of capital. The Portfolio invests under normal circumstances at least 80% of its net assets in securities of issuers from at least five different countries, excluding the U.S. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the U.S., it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

Montgomery Variable Series--advised by Montgomery Asset Management, LLC of San Francisco, California.

Montgomery Variable Series: Growth Fund seeks long-term capital appreciation by investing in U.S. growth companies. The Fund may invest in the stocks of U.S. companies of any size, but invests at least 65% of its total assets in those companies whose shares have a total stock market value (market capitalization) of at least $1 billion. The Fund's strategy is to identify well-managed U.S. companies that are expected to increase their sales and corporate earnings on a sustained basis.

Prudential Series Fund--advised by the Prudential Investments LLC of Newark, New Jersey.

Prudential Series Fund Equity Class II Portfolio seeks capital appreciation through investment primarily in common stocks of companies, including major established corporations as well as smaller capitalization companies, that appear to offer attractive prospects of price appreciation that is superior to broadly-based stock indices. Current income, if any, is incidental.

SAFECO Resource Series Trust--advised by SAFECO Asset Management Company of Seattle, Washington.

SAFECO RST Equity Portfolio has as its investment objective to seek long-term capital growth and reasonable current income. The Portfolio typically invests in common stocks of large established companies that are proven performers.

SAFECO RST Growth Opportunities Portfolio has as its investment objective to seek growth of capital. The Portfolio invests most of its assets in common stocks selected primarily for potential growth at a reasonable price. Schwab Annuity Portfolios--advised by Charles Schwab Investment Management, Inc. of San Francisco, California.

Schwab MarketTrack Growth Portfolio II seeks to provide high capital growth with less volatility than an all stock portfolio by investing in a mix of stocks, bonds, and cash equivalents either directly or through investment in other mutual funds.

Schwab Money Market Portfolio seeks the highest current income consistent with liquidity and stability of capital. This Portfolio is neither insurance nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share.

Schwab  S&P 500  Portfolio  seeks to track the price  and  dividend  performance
(total return) of common stocks of U.S. companies, as represented in the Standard & Poor's Composite Index of 500 stocks.


                                       14


Scudder Variable Series I--advised by Deutsche Investment Management (Americas) Inc. of New York, New York.

Scudder Variable Series I Capital Growth Portfolio-Class A Shares seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests 65% of total assets in common stocks of U.S. companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500 Index (as of 12/31/01, the S&P 500 Index had a median market capitalization of $8.3 billion). In choosing stocks the portfolio manager looks for indivdual companies that have competitive positions, prospects for consistant growth, exceptional management and strong balance sheets.

Scudder Variable Series 1 Growth and Income Portfolio seeks long-term growth of capital, current income and growth of income. The Portfolio invests at least 65% of total assets in equities, mainly common stocks. Although thje portfolio can invest in companies of any size and from any country, it invests primarily in large U.S. companies. The portfolio may invest up to 25% of its total assets in foreign securities. In choosing stocks for the portfolio, the managers consider both yield and other valuationand growth factors, meaning that they focus the portfolio's investments on seciurities of U.S. companies whose dividend and earnings prospects are believed to be attractive relative to the portfolio's benchmark index, the S&P 500. The portfolio may invest in dividend paying and non-dividend paying stocks.

The Scudder VIT Funds (formerly Deutsche Asset Management VIT Funds) are advised by Deutsche Asset Management and are part of the Deutsche Asset Management VIT Funds. Scudder VIT EAFE(R) Equity Index Fund (formerly Deutsche Asset Management VIT EAFE Equity Index Fund) seeks to match, as closely as possible, before expenses, the performance of the Morgan Stanley Capital International EAFE(R) Index. The EAFE Index emphasizes stocks of companies in major markets in Europe, Australia, and the Far East and is a widely accepted benchmark of international stock performance.

Scudder VIT Small Cap Index Fund (formerly Deutsche Asset Management VIT Small Cap Index Fund) seeks to match, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index. The Russell 2000 Index emphasizes stocks of small U.S. companies and is a widely accepted benchmark of small-company stock performance.

The Strong Multi Cap Value Fund II--advised by Strong Capital Management, Inc. of Milwaukee, Wisconsin.

The Strong Multi Cap Value Fund II (Formerly the Strong Schafer Value Fund II) seeks long-term capital appreciation. Current income is a secondary objective. The Fund invests primarily in common stocks of medium- and large-size companies.

The Universal Institutional Funds, Inc.--advised by Morgan Stanley Investment Management Inc. ("MSIM") of New York, NY. MSIM does business in certain instances under the name "Van Kampen".

Van Kampen Universal Institutional Fund U.S. Real Estate Portfolio (formerly Morgan Stanley Universal Institutional Funds US Real Estate Portfolio) seeks above average current income and long-term capital appreciation by investing primarily in equity securities of companies engaged in the U.S. real estate industry, including real estate investment trusts.

Meeting Investment Objectives
Meeting investment objectives depends on various factors, including, but not limited to, how well the Portfolio managers anticipate changing economic and market conditions. There is no guarantee that any of these Portfolios will achieve their stated objectives.

Where to Find More Information About the Portfolios
Additional information about the investment objectives and policies of all the Portfolios and the investment advisory and administrative services and charges can be found in the current Portfolio Prospectuses, which can be obtained without charge from the Schwab Insurance Center. The Portfolio Prospectuses should be read carefully before any decision is made concerning the allocation of Contributions to, or Transfers among, the Sub-Accounts.

Addition, Deletion or Substitution
First GWL&A does not control the Portfolios and cannot guarantee that any of the Portfolios will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments. Currently, Schwab must approve certain changes.
First GWL&A and Schwab reserve the right to discontinue the offering of any Portfolio. If a Portfolio is discontinued, we may substitute shares of another Portfolio or shares of another investment company for the discontinued Portfolio's shares. Any share substitution will comply with the requirements of the 1940 Act.
If you are contributing to a Sub-Account corresponding to a Portfolio that is being discontinued, you will be given notice prior to the Portfolio's elimination. Based on marketing, tax, investment and other conditions, we may establish new Sub-Accounts and make them available to Owners at our discretion. Each additional Sub-Account will purchase shares in a Portfolio or in another mutual fund or investment vehicle. If, in our sole discretion, marketing, tax, investment or other conditions warrant, we may also eliminate one or more Sub-Accounts. If a Sub-Account is eliminated, we will notify you and request that you re-allocate the amounts invested in the eliminated Sub-Account.


                                       15


                                       14

--------------------------------------------------------------------------------
The Guarantee Period Fund
The Guarantee Period Fund is not part of the Series Account. Amounts allocated to the Guarantee Period Fund will be deposited to, and accounted for, in a non-unitized market value separate account. As a result, you do not participate in the performance of the assets through unit values.

Consequently, these assets accrue solely to the benefit of First GWL&A and any gain or loss in the non-unitized market value separate account is borne entirely by First GWL&A. You will receive the Contract guarantees made by First GWL&A for amounts you contribute to the Guarantee Period Fund.

When you contribute or Transfer amounts to the Guarantee Period Fund, you select a new Guarantee Period from those available. All Guarantee Periods will have a term of at least one year. Contributions allocated to the Guarantee Period Fund will be credited on the Transaction Date we receive them.

Each Guarantee Period will have its own stated rate of interest and maturity date determined by the date the Guarantee Period is established and the term you choose. Currently, Guarantee Periods with annual terms of 1 to 10 years are offered only in those states where the Guarantee Period Fund is available. The Guarantee Periods may change in the future, but this will not have an impact on any Guarantee Period already in effect. The value of amounts in each Guarantee Period equals Contributions plus interest earned, less any Premium Tax, amounts distributed, withdrawn (in whole or in part), amounts Transferred or applied to an annuity option, periodic withdrawals and charges deducted under the Contract. If a Guarantee Period is broken, a Market Value Adjustment may be assessed (please see "Breaking a Guarantee Period" on page 15). Any amount withdrawn or Transferred prior to the Guarantee Period Maturity Date will be paid in accordance with the Market Value Adjustment formula. You can read more about Market Value Adjustments on page 15.

Investments of the Guarantee Period Fund
We use various techniques to invest in assets that have similar characteristics to our general account assets--especially cash flow patterns. We will primarily invest in investment-grade fixed income securities including:

o   Securities   issued   by  the   U.S.   Government   or  its   agencies   or
    instrumentalities,  which  may  or  may  not  be  guaranteed  by  the  U.S.
    Government.
o Debt securities which have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investment Services, Inc. (Aaa, Aa, A or Baa), Standard & Poor's Corporation (AAA, AA, A or BBB) or any other nationally recognized rating service.
o Other debt instruments, including, but not limited to, issues of banks or bank holding companies and of corporations, which obligations--although not rated by Moody's, Standard & Poor's, or other nationally recognized rating firms--are deemed by us to have an investment quality comparable to securities which may be purchased as stated above.
o Commercial paper, cash or cash equivalents and other short-term investments having a maturity of less than one year which are considered by us to have investment quality comparable to securities which may be purchased as stated above.

In addition, we may invest in futures and options solely for non-speculative hedging purposes. We may sell a futures contract or purchase a put option on futures or securities to protect the value of securities held in or to be sold for the general account or the non-unitized market value separate account if the securities prices are anticipated to decline. Similarly, if securities prices are expected to rise, we may purchase a futures contract or a call option against anticipated positive cash flow or may purchase options on securities. The above information generally describes the investment strategy for the Guarantee Period Fund. However, we are not obligated to invest the assets in the Guarantee Period Fund according to any particular strategy, except as may be required by New York and other state insurance laws. The stated rate of interest that we establish will not necessarily relate to the performance of the non-unitized market value separate account.


                                       16

Subsequent Guarantee Periods
Before annuity payouts begin, you may reinvest the value of amounts in a maturing Guarantee Period in a new Guarantee Period of any length we offer at that time. On the quarterly statement you receive prior to the end of any Guarantee Period, we will notify you of the upcoming maturity of a Guarantee Period. The Guarantee Period available for new Contributions may be changed at any time, including between the date we notify you of a maturing Guarantee Period and the date a new Guarantee Period begins. If you do not tell us where you would like the amounts in a maturing Guarantee Period allocated by the maturity date, we will automatically allocate the amount to a Guarantee Period of the same length as the maturing period. If the term previously chosen is no longer available, the amount will be allocated to the next shortest available Guarantee Period term. If none of the above are available, the value of matured Guarantee Periods will be allocated to the Schwab Money Market Sub-Account.
No Guarantee Period may mature later than six months after your Payout Commencement Date. For example, if a 3-year Guarantee Period matures and the Payout Commencement Date begins 1 3/4 years following its Guarantee Period Maturity Date, the matured value will be transferred to a 2-year Guarantee Period.
Breaking a Guarantee Period
In general, if you begin annuity payouts, Transfer or withdraw prior to the Guarantee Period Maturity Date, you are breaking a Guarantee Period. When we receive a request to break a Guarantee Period and you have another Guarantee Period that is closer to its maturity date, we will break that Guarantee Period first.
If you break a Guarantee Period, you may be assessed an interest rate adjustment called a Market Value Adjustment.
Interest Rates
The declared annual rates of interest are guaranteed throughout the Guarantee Period. For Guarantee Periods not yet in effect, First GWL&A may declare interest rates different than those currently in effect. When a subsequent Guarantee Period begins, the rate applied will be equal to or more than the rate currently in effect for new Contracts with the same Guarantee Period.
The stated rate of interest must be at least equal to the Contractual Guarantee of a Minimum Rate of Interest, but First GWL&A may declare higher rates. The Contractual Guarantee of a Minimum Rate of Interest is based on the applicable state standard non-forfeiture law which is 3%.
The determination of the stated interest rate is influenced by, but does not necessarily correspond to, interest rates available on fixed income investments which First GWL&A may acquire using funds deposited into the Guarantee Period Fund. In addition, First Great-West considers regulatory and tax requirements, sales and administrative expenses, general economic trends and competitive factors in determining the stated interest rate.
Market Value Adjustment

Amounts you allocate to the Guarantee Period Fund may be subject to an interest rate adjustment called a Market Value Adjustment if, six months or more before a Guarantee Period Fund's Maturity Date, you:

o surrender your investment in the Guarantee Period Fund, o transfer money from the Guarantee Period Fund, o partially withdraw money from the Guarantee Period Fund,
o apply amounts from the fund to purchase an annuity to receive payouts from your account, or o take a periodic withdrawal.


The Market Value Adjustment will not apply to any Guarantee Period having fewer than six months prior to the Guarantee Period Maturity Date in each of the following situations: o transfer to a Sub-Account offered under this Contract.
o surrenders, partial withdrawals, annuitization or periodic withdrawals, or o a single sum payout upon death of the Owner or Annuitant. A Market Value Adjustment may increase or decrease the amount payable on the above-described distributions. The formula for calculating Market Value Adjustments is detailed in Appendix B. Appendix B also includes examples of how Market Value Adjustments work.


                                       17



                                       16

--------------------------------------------------------------------------------
Application and Initial Contributions
The first step to purchasing The Schwab Select Annuity is to complete your Contract application and submit it with your initial minimum Contribution of $5,000; $2,000 if an IRA; or $1,000 if you are setting up an Automatic Contribution Plan. Initial Contributions can be made by check (payable to First GWL&A) or transferred from a Schwab brokerage account. If your application is complete, your Contract will be issued and your Contribution will be credited within two business days after receipt at the Annuity Administration Department at First GWL&A. Acceptance is subject to sufficient information in a form acceptable to us. We reserve the right to reject any application or Contribution.

If your application is incomplete, the Annuity Administration Department will complete the application from information Schwab has on file or contact you by telephone to obtain the required information. If the information necessary to complete your application is not received within five business days at the Annuity Administration Department, we will return to you both your check and the application. If you provide consent we will retain the initial Contribution and credit it as soon as we have completed your application.
--------------------------------------------------------------------------------
Free Look Period

During the free look period (ten days or longer where required by law), you may cancel your Contract. During the free look period, all Contributions will be processed as follows:
o Amounts you specify to be allocated to one or more of the available Guarantee Periods will be allocated as directed, effective upon the Transaction Date.
o Amounts you specify to be allocated to one or more of the Sub-Accounts will first be allocated to the Schwab Money Market Sub-Account until the end of the free look period. After the free look period is over, the Variable Account Value held in the Schwab Money Market Sub-Account will be allocated to the Sub-Accounts you selected on the application.

During the free look period, you may change the Sub-Accounts in which you'd like to invest as well as your allocation percentages. Any changes you make during the free look period will take effect after the free look period has expired. Contracts returned during the free look period will be void from the date we issued the Contract and the greater of the following will be refunded: o Contributions less withdrawals and distributions, or o The Annuity Account Value.
If you exercise the free look privilege, you must return the Contract to the Annuity Administration Department at First GWL&A.




--------------------------------------------------------------------------------
Subsequent Contributions
Once your application is complete and we have received your initial Contribution, you can make subsequent Contributions at any time prior to the Payout Commencement Date, as long as the Annuitant is living. Additional Contributions must be at least $500; or $100 if made via an Automatic Contribution Plan. Total Contributions may exceed $1,000,000 with our prior approval.
Subsequent Contributions can be made by check or via an Automatic Contribution Plan directly from your bank or savings account. You can designate the date you'd like your subsequent Contributions deducted from your account each month. If you make subsequent Contributions by check, your check should be payable to First GWL&A.
You'll receive a confirmation of each Contribution you make upon its acceptance. First GWL&A reserves the right to modify the limitations set forth in this section.



                                       17
--------------------------------------------------------------------------------

Annuity Account Value

Prior to the Annuity Commencement Date, your Annuity Account Value is the sum of your Variable and Fixed Account Values established under your Contract. Before your Annuity Commencement Date, the Variable Account Value is the total dollar amount of all accumulation units credited to you for each Sub-Account. Initially, the value of each accumulation unit was set at $10.00. Each Sub-Account's value prior to the Annuity Commencement Date is equal to:

o net Contributions allocated to the corresponding Sub-Account,
o plus or minus any increase or decrease in the value of the assets of the Sub-Account due to investment results,
o minus the daily mortality and expense risk charge,

o minus any applicable reductions for the Contract Maintenance Charge deducted on the Contract anniversary date,
o minus any applicable Transfer fees, and o minus any withdrawals or Transfers from the Sub-Account.
The value of a Sub-Account's assets is determined at the end of each day that the NYSE is open for regular business (a valuation date). A valuation period is the period between successive valuation dates. It begins at the close of the NYSE (generally 4:00 p.m. Eastern Time) on each valuation date and ends at the close of the NYSE on the next succeeding valuation date.

The Variable Account Value is expected to change from valuation period to valuation period, reflecting the investment experience of the selected Sub-Account(s), as well as the deductions for applicable charges.
Upon allocating Variable Account Values to a Sub-Account you will be credited with variable accumulation units in that Sub-Account. The number of accumulation units you will be credited is determined by dividing the portion of each Contribution allocated to the Sub-Account by the value of an accumulation unit. The value of the accumulation unit is determined and credited at the end of the valuation period during which the Contribution was received.

Each Sub-Account's accumulation unit value is established at the end of each valuation period. It is calculated by multiplying the value of that unit at the end of the prior valuation period by the Sub-Account's Net Investment Factor for the valuation period. The formula used to calculate the Net Investment Factor is discussed in Appendix C. Unlike a brokerage account, amounts held under a Contract are not covered by the Securities Investor Protection Corporation ("SIPC").



17



--------------------------------------------------------------------------------

Transfers


Prior to the Annuity Commencement Date you may Transfer all or part of your Annuity Account Value among and between the Sub-Accounts and the available Guarantee Periods by Request to the Annuity Administration Department at First GWL&A.



Your Request must specify:
o the amounts being Transferred,
o the Sub-Account(s) and/or Guarantee Period(s) from which the Transfer is to be made, and o the Sub-Account(s) and/or Guarantee Period(s) that will receive the Transfer. Currently, there is no limit on the number of Transfers you can make among the Sub-Accounts and the Guarantee Period Fund during any calendar year. However, we reserve the right to limit the number of Transfers you make.

There is no charge for the first twelve Transfers each calendar year, but there will be a charge of $10 for each additional Transfer made. The charge will be deducted from the amount Transferred. All Transfers made on a single Transaction Date will count as only one Transfer toward the twelve free Transfers. However, if a one-time rebalancing Transfer also occurs on the Transaction Date, it will be counted as a separate and additional Transfer. A Transfer generally will be effective on the date the Request for Transfer is received by the Annuity Administration Department at First GWL&A if received before 4:00 p.m. Eastern Time . Request received after 4:00 p.m. Eastern Time will be effective on the next business day we and the NYSE are open for business. Under current tax law, there will not be any tax liability to you if you make a Transfer.
We will use reasonable procedures to confirm that instructions communicated by telephone, fax and Internet are genuine, such as: o requiring some form of personal identification prior to acting on instructions, o providing written confirmation of the transaction and/or o tape recording the instructions given by telephone.
If we follow such procedures we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to suspend telephone, fax and/or Internet transaction privileges at any time, for some or all Contracts, and for any reason.
Transfers involving the Sub-Accounts will result in the purchase and/or cancellation of accumulation units having a total value equal to the dollar amount being Transferred. The purchase and/or cancellation of such units is made using the Variable Account Value as of the end of the valuation date on which the Transfer is effective. When you make a Transfer from amounts in a Guarantee Period before the Guarantee Period Maturity Date, the amount Transferred may be subject to a Market Value
                                       18
Adjustment as discussed on page 15. If you request in advance to Transfer amounts from a maturing Guarantee Period upon maturity, your Transfer will not count toward the 12 free Transfers and no Transfer fees will be charged.


Possible Restrictions

We reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time. For example, Transfer restrictions may be necessary to protect you from the negative effect large and/or numerous Transfers can have on portfolio management. Moving significant amounts from one Sub-Account to another may prevent the underlying Portfolio from taking advantage of long-term investment opportunities because the Portfolio must maintain enough cash to cover the cancellation of accumulation units that results from a Transfer out of a Sub-Account. Moving large amounts of money may also cause a substantial increase in Portfolio transaction costs which must be indirectly borne by you. As a result, we reserve the right to require that all Transfer Requests be made by you and not by your designee and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you. Transfers among the Sub-Accounts may also be subject to such terms and conditions as may be imposed by the Portfolios.
Automatic Custom Transfers Dollar Cost Averaging
You may arrange for systematic Transfers from any Sub-Account to any other Sub-Account. These systematic Transfers may be used to Transfer values from the Schwab Money Market Sub-Account to other Sub-Accounts as part of a dollar cost averaging strategy. Dollar cost averaging allows you to buy more units when the price is low and fewer units when the price is high. Over time, your average cost per unit may be less than if you invested all your money at one time. However, dollar cost averaging does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. You can set up automatic dollar cost averaging on a monthly, quarterly, semi-annual or annual basis. Your Transfer will be initiated on the Transaction Date one frequency period following the date of the Request. For example, if you request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.

--------------------------------------------------------------------------------


How dollar cost averaging works:

 -------- --------- -------- --------

 Month Contribution  Units     Price
                    Purchased  per
                               unit

 -------- --------- -------- --------
 -------- --------- -------- --------

 Jan.     $250      10       $25.00

 -------- --------- -------- --------
 -------- --------- -------- --------

           250      12        20.83
 Feb.

 -------- --------- -------- --------
 -------- --------- -------- --------

           250      20        12.50
 Mar.

 -------- --------- -------- --------
 -------- --------- -------- --------

 Apr.      250      20        12.50

 -------- --------- -------- --------
 -------- --------- -------- --------

 May       250      15        16.67

 -------- --------- -------- --------
 -------- --------- -------- --------

 June      250      12        20.83

 -------- --------- -------- --------

 Average market value per unit
 $18.06
 Investor's average cost per unit
 $16.85

In the chart above, if all units had been purchased at one time at the highest unit value of $25.00, only 60 units could have been purchased with $1500. By contributing smaller amounts over time, dollar cost averaging allowed 89 units to be purchased with $1500 at an average unit price of $16.85. This investor purchased 29 more units at $1.21 less per unit than the average market value per unit of $18.06.
--------------------------------------------------------------------------------


If there are insufficient funds in the applicable Sub-Account on the date your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in the applicable Sub-Account. Dollar cost averaging will terminate automatically when you start taking payouts from the annuity. Dollar cost averaging Transfers are not included in the twelve free Transfers allowed in a calendar year.
Dollar cost averaging Transfers must meet the following conditions: o The minimum amount that can be Transferred out of the selected Sub-Account is $100.
o You must: (1) specify the dollar amount to be Transferred, (2) designate the Sub-Account(s)
    to which the Transfer will be made, and (3) designate the percent of the dollar amount to be allocated to each Sub-Account into which you are Transferring money. The accumulation unit values will be determined on the Transfer date.
You may not participate in dollar cost averaging and Rebalancer at the same time. First GWL&A reserves the right to modify, suspend or terminate dollar cost averaging at any time.
                                       19

 -------


 -------
 Rebalancer
Over time, variations in each Sub-Account's investment results will change your asset allocation plan percentages. Rebalancer allows you to automatically reallocate your Variable Account Value to maintain your desired asset allocation. Participation in Rebalancer does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market.
 -------

How rebalancer works:


Suppose  you  purchased   your  annuity  by  allocating   60%  of  your  initial
contribution to stocks; 30% to bonds and 10% to cash equivalents as in this pie chart:


 [GRAPHIC OMITTED][GRAPHIC OMITTED]

 Stocks          60%
    Large Companies 30%
    Small Companies 15%
    International   15%

 Bonds           30%
 Cash            10%

Now assume that stock portfolios outperform bond portfolios and cash equivalents over a certain period of time.

Over this period, the unequal performance may alter the asset allocation of the above hypothetical plan to look like this:


 [GRAPHIC OMITTED][GRAPHIC OMITTED]

Stocks          75%
    Large Companies 35%
    Small Companies 20%
    International   20%

 Bonds           20%
 Cash             5%



Rebalancer automatically reallocate your
 Variable Account Value to maintain your desired asset allocation.

In this example, the portfolio would be re-allocated back to 60% in stocks; 30% in bonds; 10% in cash equivalents.

------- You can

set up Rebalancer as a one-time Transfer or on a quarterly, semi-annual or annual basis.

If you select to

 rebalance only once, the Transfer will take place on the Transaction Date of the Request. One-time Rebalancer Transfers count toward the twelve free Transfers allowed in a calendar year.

If you select to

 rebalance on a quarterly, semi-annual or annual basis, the first Transfer will be initiated on the Transaction Date one frequency period following the date of the Request. For example, if you request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract. Quarterly, semi-annual and annual Transfers will not count toward the 12 free Transfers. On the Transaction Date for the specified Request, assets will be automatically reallocated to the Sub-Accounts you selected. The Rebalancer option will terminate automatically when you start taking payouts from the Contract.


   20


 -------

 Cash Withdrawals You may withdraw all or part of your Annuity Account Value at any time during the life of the Annuitant and prior to the Annuity Commencement Date by submitting a written withdrawal Request to the Annuity Administration Department at First GWL&A.
 Withdrawals are not permitted by telephone, fax or Internet. Withdrawals are subject to the rules below and federal or state laws, rules or regulations may also apply.

The amount payable to you if you

 surrender your Contract is your Annuity Account Value, with any applicable Market Value Adjustment on the Effective Date of the withdrawal, less any applicable Premium Tax.
 No withdrawals may be made after the Annuity Commencement Date.

If you request a partial withdrawal, your Annuity Account Value will be reduced by the dollar amount withdrawn. A Market Value Adjustment may apply. Market Value Adjustments are discussed on page 15.

Partial withdrawals are unlimited. However, you must specify the Sub-Account(s) or Guarantee Period(s) from which the withdrawal is to be made. After any partial withdrawal, if your remaining Annuity Account Value is less than $2,000, then a full surrender may be required. The minimum partial withdrawal (before application of the MVA) is $500.

 The following terms apply to withdrawals:

 o Partial withdrawals or surrenders are not permitted after the Annuity Commencement Date.

o    A partial  withdrawal or a surrender will be effective upon the Transaction
     Date.

o A partial withdrawal or a surrender from amounts in a Guarantee Period may be subject to the Market Value Adjustment provisions, and the Guarantee Period Fund provisions of the Contract.

 Withdrawal Requests must be in writing with your original signature. If your instructions are not clear, your Request will be denied and no surrender or partial withdrawal will be processed. After a withdrawal of all of your Annuity Account Value, or at any time that your Annuity Account Value is zero, all your rights under the Contract will terminate.



Withdrawals to Pay Investment Manager or Financial Advisor Fees

You may request partial withdrawals from your Annuity Account Value and direct us to remit the amount withdrawn directly to your designated Investment Manager or Financial Advisor (collectively "Consultant"). A withdrawal Request for this purpose must meet the $500 minimum withdrawal requirements and comply with all terms and conditions applicable to partial withdrawals, as described above. Tax consequences of withdrawals are detailed below, but you should consult a competent tax advisor prior to authorizing a withdrawal from your Annuity Account Value to pay Consultant fees.

Tax Consequences of Withdrawals

Withdrawals made for any purpose may be taxable--including payments made by us directly to your Consultant.

In addition, the Internal Revenue Code may require us to withhold federal income taxes from withdrawals and report such withdrawals to the IRS. If you request partial withdrawals to pay Consultant fees, your Annuity Account Value will be reduced by the sum of the fees paid to the Consultant and the related withholding. You may elect, in writing, to have us not withhold federal income tax from withdrawals, unless withholding is mandatory for your Contract. If you are younger than 59 1/2, the taxable portion of any withdrawal is generally considered to be an early withdrawal and is subject to an additional federal penalty tax of 10%.

Some states also require withholding for state income taxes. For details about withholding, please see "Federal Tax Matters" on page 26.

If you are interested in this Contract as an IRA, please refer to Section 408 of the Code for limitations and restrictions on cash withdrawals.

 -------

 Telephone and Internet Transactions

You may make Transfer requests by telephone, fax and/or Internet. Transfer requests received before 4:00 p.m. Eastern time will be made on that day at that day's unit value. Those completed after 4:00 p.m. Eastern time will be made on the next business day we and the NYSE are open for business, at that day's unit value.

We will use reasonable procedures to confirm that instructions communicated by telephone, fax and Internet are genuine, such as:

o    requiring  some  form  of  personal   identification  prior  to  acting  on
     instructions,

o    providing written confirmation of the transaction and/or

o    tape recording the instructions given by telephone.

If we follow such procedures we will not be liable for any losses due to unauthorized or fraudulent instructions.

We reserve the right to suspend telephone, fax and/or Internet transaction privileges at any time, for some or all Contracts, and for any reason. Withdrawals are not permitted by telephone, fax or Internet.

 -------


   21

-------
Death Benefit

Before the Annuity Commencement Date, the Death Benefit, if any, will be equal to the greater of:

o    the Annuity Account Value with an MVA, if

     applicable, as of the date the Request for payout is received, less any Premium Tax, or

o    the  sum  of  Contributions,   less  partial  withdrawals  and/or  periodic
     withdrawals, less any Premium Tax.

The Death Benefit will become payable following our receipt of the Beneficiary's claim in good order. When an Owner or the Annuitant dies before the Annuity Commencement Date and a Death Benefit is payable to a Beneficiary, the Death Benefit proceeds will remain invested according to the allocation instructions given by the Owner(s) until new allocation instructions are requested by the Beneficiary or until the Death Benefit is actually paid to the Beneficiary.

The amount of the Death Benefit will be determined as of the date payouts begin. However, on the date a payout option is processed, the Variable Account Value will be Transferred to the Schwab Money Market Sub-Account unless the Beneficiary elects otherwise. Subject to the distribution rules below, payout of the Death Benefit may be made as follows:

Variable Account Value

o    payout in a single sum, or

o payout under any of the variable annuity options provided under this Contract.

Fixed Account Value

o    payout in a single sum that may be subject to a Market Value Adjustment, or

o payout under any of the annuity options provided under this Contract that may be subject to a Market Value Adjustment

Any payment within 6 months of the Guarantee Period Maturity Date will not be subject to a Market Value Adjustment.

In any event, no payout of benefits provided under the Contract will be allowed that does not satisfy the requirements of the Code and any other applicable federal or state laws, rules or regulations.

Beneficiary

You may select one or more Beneficiaries. If more than one Beneficiary is selected, they will share equally in any Death Benefit payable unless you indicate otherwise. You may change the Beneficiary any time before the Annuitant's death.

A change of Beneficiary will take effect as of the date the Request is processed by the Annuity Administration Department at First GWL&A, unless a certain date is specified by the Owner. If the Owner dies before the Request is processed, the change will take effect as of the date the Request was made, unless we have already made a payout or otherwise taken action on a designation or change before receipt or processing of such Request. A Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, except as allowed by law.

The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary, unless the Owner otherwise indicates by Request. The benefits will then be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary survives the Owner or Annuitant, as applicable, we will pay the Death Benefit proceeds to the Owner's estate.

 If the Beneficiary is not the Owner's surviving spouse, she/he may elect, not later than one year after the Owner's date of death, to receive the Death Benefit in either a single sum or payout under any of the variable or fixed annuity options available under the Contract, provided that:
o such annuity is distributed in substantially equal installments over the life or life expectancy of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary and
o such distributions begin not later than one year after the Owner's date of death.

If an election is not received by First GWL&A from a non-spouse Beneficiary and substantially equal installments begin no later than one year after the Owner's date of death, then the entire amount must be distributed within five years of the Owner's date of death. The Death Benefit will be determined as of the date the payouts begin.

If a corporation or other non-individual entity is entitled to receive benefits upon the Owner's death, the Death Benefit must be completely distributed within five years of the Owner's date of death.

 Distribution of Death Benefit

Death of Annuitant Upon the death of the Annuitant while the Owner is living, and before the Annuity Commencement Date, we will pay the Death Benefit to the Beneficiary unless there is a Contingent Annuitant.

 -------



 Contingent Annuitant

While the Annuitant is living, you may, by Request, designate or change a Contingent Annuitant from time to time.

A change of Contingent Annuitant will take effect as of the date the request is processed at the Annuity Administration Department at First GWL&A, unless a certain date is specified by the Owner(s). Please note, you are not required to designate a Contingent Annuitant.

 -------


 If a Contingent Annuitant was named by the Owner(s) prior to the Annuitant's death, and the Annuitant dies before the Annuity Commencement Date while the Owner and Contingent Annuitant are living, no Death Benefit will be payable and the Contingent Annuitant will become the Annuitant. If the Annuitant dies after the Annuity Commencement Date and before the entire interest has been distributed, any benefit payable must be distributed to the Beneficiary according to and as rapidly as under the payout option which was in effect on the Annuitant's date of death.

If the deceased Annuitant is an Owner, or if a corporation or other non-individual is an Owner, the death of the Annuitant will be treated as the death of an Owner and the Contract will be subject to the "Death of Owner" provisions described below.

Death of Owner Who Is --- Not --- the Annuitant

If there is a Joint Owner who is the surviving spouse and the Beneficiary of the deceased Owner, the Joint Owner becomes the Owner and Beneficiary and the Death Benefit will be paid to the Joint Owner or the Joint Owner may elect to take the Death Benefit or to continue the Contract in force.

If the Owner dies after the Annuity Commencement Date and before the entire interest has been distributed while the Annuitant is living, any benefit payable will continue to be distributed to the Annuitant as rapidly as under the payout option applicable on the Owner's date of death.

All rights granted the Owner under the Contract will pass to any surviving Joint Owner and, if none, to the Annuitant.

In all other cases, we will pay the Death Benefit to the Beneficiary even if a Joint Owner (who was not the Owner's spouse on the date of the Owner's death), the Annuitant and/or the Contingent Annuitant are alive at the time of the Owner's death, unless the sole Beneficiary is the deceased Owner's surviving spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.

Death of Owner Who Is the Annuitant

If there is a Joint Owner who is the surviving spouse of the deceased Owner and a Contingent Annuitant, the Joint Owner becomes the Owner and the Beneficiary, the Contingent Annuitant will become the Annuitant, and the Contract will continue in force.

If there is a Joint Owner who is the surviving spouse and the Beneficiary of the deceased Owner but no Contingent Annuitant, the Joint Owner will become the Owner, Annuitant and Beneficiary and may elect to take the Death Benefit or continue the Contract in force.

In all other cases, we will pay the Death Benefit to the Beneficiary, even if a Joint Owner (who was not the Owner's spouse on the date of the Owner's death), Annuitant and/or Contingent Annuitant are alive at the time of the Owner's death, unless the sole Beneficiary is the deceased Owner's surviving spouse who may elect to become the Owner and Annuitant and to continue the Contract in force. 22



 -------

Charges and Deductions

No amounts will be deducted from your Contributions except for any applicable Premium Tax. As a result, the full amount of your Contributions (less any applicable Premium Tax) are invested in the Contract. As more fully described below, charges under the Contract are assessed only as deductions for:

o    Premium Tax, if applicable,

o    Certain Transfers,

o    a Contract Maintenance Charge, and

o charges against your Variable Account Value for our assumption of mortality and expense risks.

 Mortality and Expense Risk Charge

We deduct a Mortality and Expense Risk Charge from your Variable Account Value at the end of each valuation period to compensate us for bearing certain mortality and expense risks under the Contract. This is a daily charge equal to an effective annual rate of 0.85%. We guarantee that this charge will never increase beyond 0.85%.

The Mortality and Expense Risk Charge is reflected in the unit values of each of the Sub-Accounts you have selected. Thus, this charge will continue to be applicable should you choose a variable annuity payout option or the periodic withdrawal option.

Annuity Account Values and annuity payouts are not affected by changes in actual mortality experience incurred by us. The mortality risks assumed by us arise from our contractual obligations to make annuity payouts determined in accordance with the annuity tables and other provisions contained in the Contract. This means that you can be sure that neither the Annuitant's longevity nor an unanticipated improvement in general life expectancy will adversely affect the annuity payouts under the Contract.

We bear substantial risk in connection with the Death Benefit before the Annuity Commencement Date.

The expense risk assumed is the risk that our actual expenses in administering the Contracts and the Series Account will be greater than we anticipated. If the Mortality and Expense Risk Charge is insufficient to cover actual costs and risks assumed, the loss will fall on us. If this charge is more than sufficient, any excess will be profit to us.

 Currently, we expect a profit from this charge. Our expenses for distributing the Contracts will be borne by our general assets, including any profits from this charge.
Contract Maintenance Charge
We  currently  deduct  a  $25  annual  Contract
Maintenance Charge from the Annuity Account Value on each Contract anniversary date for accounts under $50,000 as of such anniversary date.

This charge partially covers our costs for administering the Contracts and the Series Account. Once you have started receiving payouts from the annuity, this charge will stop unless you choose the periodic withdrawal option. The Contract Maintenance Charge is deducted from the portion of your Annuity Account Value allocated to the Schwab Money Market Sub-Account. If the portion of your Annuity Account Value in this Sub-Account is not sufficient to cover the Contract Maintenance Charge, then the charge or any portion of it will be deducted on a pro rata basis from all your Sub-Accounts with current value. If the entire Annuity Account is held in the Guarantee Period Fund or there are not enough funds in any Sub-Account to pay the entire charge, then the Contract Maintenance Charge will be deducted on a pro rata basis from amounts held in all Guarantee Periods. There is no MVA on amounts deducted from a Guarantee Period for the Contract Maintenance Charge. The Contract Maintenance Charge is currently waived for Contracts with an Annuity Account Value of at least $50,000, on the applicable Contract anniversary date.

If your Annuity Account Value falls below $50,000, the Contract

 Maintenance Charge will be reinstated until an anniversary date, on which, such time as your Annuity Account Value is equal to or greater than $50,000. We do not expect a profit from amounts received from the Contract Maintenance Charge.

Transfer Fees

There will be a $10 charge for each Transfer in excess of 12 Transfers in any calendar year. We do not expect a profit from the Transfer fee.

Expenses of the Portfolios

The value of the assets in the Sub-Accounts reflect the value of Portfolio shares and therefore the fees and expenses paid by each Portfolio. A complete description of the fees, expenses, and deductions is included in this Prospectus under the Variable Annuity Fee Table and Portfolio Annual Expenses on pages 7 and 8.

 23

Premium Tax

We may be required to pay state Premium Taxes or retaliatory taxes currently ranging from 0% to 3.5% in connection with Contributions or values under the Contracts. Currently, the Premium Tax rate in New York for annuities is 0%. Depending upon applicable state law, we will deduct charges for the Premium Taxes we incur with respect to your Contributions, from amounts withdrawn, or from amounts applied on the Payout Commencement Date. In some states, charges for both direct Premium Taxes and retaliatory Premium Taxes may be imposed at the same or different times with respect to the same Contribution, depending on applicable state law.

Other Taxes

Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in New York. No charges are currently made for taxes other than Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contract.

 -------

Payout Options

During the Distribution Period, you can choose to receive payouts in four ways--through periodic withdrawals, variable annuity payouts, fixed annuity payouts or in a single sum payment.

The Payout Commencement Date must be at least one year after the Effective Date of the Contract. If you do not select a Payout Commencement Date, payouts will begin on the first day of the month of the Annuitant's 91st birthday.

You may change the Payout

 Commencement Date within 30 days prior to commencement of payouts or your Beneficiary may change it upon the death of the Owner.

If this is an IRA, payouts which satisfy the minimum distribution requirements of the Code must begin no later than April 1 of the calendar year following the calendar year in which you become age 70 1/2.

Periodic Withdrawals

You may request that all or part of the Annuity Account Value be applied to a periodic withdrawal option. The amount applied to a periodic withdrawal is the Annuity Account Value with any applicable MVA, less Premium Tax, if any.

In requesting periodic withdrawals, you must elect:

o    The withdrawal frequency of either 1-, 3-, 6-

     or 12-month intervals.
 o   A minimum withdrawal amount of at least $100.
 o   The calendar day of the month on which withdrawals will be made.

o    One of the

     periodic withdrawal payout options discussed below-- you may change the withdrawal option and/or the frequency once each calendar year.


 Your withdrawals may be prorated across the Guarantee Period Fund, if applicable, and the Sub-Accounts in proportion to their assets.

Or, they can be made specifically from the Guarantee Period Fund and specific Sub-Account(s) until they are depleted. Then, we will automatically prorate the remaining withdrawals against any remaining Guarantee Period Fund and Sub-Account assets unless you request otherwise.

While periodic withdrawals are being received:

o You may continue to exercise all contractual rights, except that no Contributions may be made.

o    A Market Value

     Adjustment, if applicable, will be assessed for periodic withdrawals from Guarantee Periods made six or more months prior to their Guarantee Period Maturity Date.

o You may keep the same Sub-Accounts as you had selected before periodic withdrawals began.

o    Charges and fees under the Contract continue to apply.

o Maturing Guarantee Periods renew into the shortest Guarantee Period then available.

 Periodic withdrawals will cease on the earlier of the date:

o The amount elected to be paid under the option selected has been reduced to zero,

o    The Annuity Account Value is zero,

o    You request that

     withdrawals stop,

o    You purchase an annuity option, or

o    The Owner or the Annuitant dies.

 -----

If  you  choose  to  receive  payouts  from  your  Contract   through   periodic
withdrawals, you may select from the following payout options:

Income for a specified period (at least 36 months)--You elect the length of time over which withdrawals will be made. The amount paid will vary based on the duration you choose.

 -----

Income of a specified amount (at least 36 months)--You elect the dollar amount of the withdrawals. Based on the amount elected, the duration may vary.

Interest only--Your withdrawals will be based on the amount of interest credited to the Guarantee Period Fund between withdrawals. Available only if 100% of your Account Value is invested in the Guarantee Period Fund.

Minimum distribution--If you are using this Contract as an IRA, you may request minimum distributions as specified under Code Section 401(a)(9).

Any other form of periodic withdrawal acceptable to us which is for a period of at least 36 months.


 24


If periodic withdrawals stop, you may resume making Contributions. However, we may limit the number of times you may restart a periodic withdrawal program.


Periodic withdrawals made for any purpose may be taxable, subject to withholding and to the 10% federal penalty tax if you are younger than age 59 1/2 . IRAs are subject to complex rules with respect to restrictions on and taxation of distributions, including penalty taxes.


In accordance with the provisions outlined in this section, you may request a periodic withdrawal to remit fees paid to your Consultant. There may be income tax consequences to any periodic withdrawal made for this purpose. Please see "Cash Withdrawals" on page 19. and "Federal Tax Matters" on Page 26.


Annuity Payouts

You can choose the Annuity Commencement Date either when you purchase the Contract or at a later date.

The date you

choose must be at least one year after the Effective Date of the Conrtract. If you do not select an Annuity Commencement Date, payouts will begin on the first day of the month of the Annuitant's 91st birthday. You can change your selection at any time up to 30 days before the Annuity Commencement Date you selected. If you have not elected a payout option within 30 days of the Annuity Commencement Date, the portion of your Annuity Account Value held in your Fixed Account will be paid out as a fixed life annuity with a guarantee period of 20 years. The Annuity Account Value held in the

Sub-Account(s) will be paid out as a variable life annuity with a guarantee period of 20 years.

 -----

If you choose to receive variable annuity payouts from your Contract, you may select from the following payout options:

Variable life annuity with guaranteed period--This option provides for monthly payouts during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10, 15 or 20 years.

Variable life annuity--This option provides for monthly payouts during the lifetime of the Annuitant. The annuity terminates with the last payout due prior to the death of the Annuitant. Since no minimum number of payouts is guaranteed, this option may offer the maximum level of monthly payouts. It is possible that only one payout may be made if the Annuitant died before the date on which the second payout is due. -----


The  amount  to be  paid  out is  the  Annuity  Account  Value  on  the  Annuity
Commencement Date. The minimum amount that may be withdrawn from the Annuity Account Value to purchase an annuity payout option is $2,000 with a Market Value Adjustment, if applicable. If after the Market Value Adjustment, your Annuity Account Value is less than $2,000, we may pay the amount in a single sum subject to the Contract provisions applicable to a partial withdrawal.

Under an annuity payout option, you can receive payouts monthly, quarterly, semi-annually or annually in payments which must be at least $50. We reserve the right to make payouts using the most frequent payout interval which produces a payout of at least $50.

If you elect to receive a single sum payment, the amount paid is the Surrender Value.

Amount of First Variable Payout

The first payout under a variable annuity payout option will be based on the value of the amounts held in each Sub-Account you have selected on the 5th valuation date preceding the Annuity Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the payout option. The rate set by Contract and applied reflects an assumed investment return ("AIR") of 5%.

For annuity options involving life income, the actual age and the year in which annuitization commences and/or gender of the Annuitant will affect the amount of each payout.

We reserve the right to ask for satisfactory proof of the Annuitant's age. We may delay annuity payouts until satisfactory proof is received. Since payouts to older Annuitants are expected to be fewer in number, the amount of each annuity payout under a selected annuity form will be greater for older Annuitants than for younger Annuitants.

If the age or gender of the Annuitant has been misstated, the payouts established will be made on the basis of the correct age or gender. If payouts were too large because of misstatement, the difference with interest may be deducted by us from the next payout or payouts. If payouts were too small, the difference with interest may be added by us to the next payout. This interest is at an annual effective rate which will not be less than the Contractual Guarantee of a Minimum Rate of Interest.

Variable Annuity Units

The number of Annuity Units paid for each Sub-Account is determined by dividing the amount of the first monthly payout by its Annuity Unit value on the 5th valuation date preceding the date the first payout is due. The number of Annuity Units used to calculate each payout for a Sub-Account remains fixed during the Annuity Payout Period.

 25

Amount of Variable Payouts After the First  Payout

Payouts after the first will vary depending upon the investment performance of the Sub-Accounts.

Your payments will increase in amount over time if the Sub-Account(s) you select earn more than the 5% AIR. Likewise, your payments will decrease in amount over time if the Sub-Account(s) you select earn less than the 5% AIR.

The  subsequent  amount paid from each  Sub-Account is determined by multiplying
(a) by (b) where (a) is the number of  Sub-Account  Annuity Units to be paid and
(b) is the Sub-Account Annuity Unit value on the 5th valuation date preceding the date the annuity payout is due. The total amount of each variable annuity payout will be the sum of the variable annuity payouts for each Sub-Account you have selected. We guarantee that the dollar amount of each payout after the first will not be affected by variations in expenses or mortality experience.

Transfers After the Variable Annuity Commencement Date

Once annuity payouts have begun, no Transfers may be made from a fixed annuity payout option to a variable annuity payout option, or vice versa. However, for variable annuity payout options, Transfers may be made within the variable annuity payout option among the available Sub-Accounts. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Sub-Account to which the Transfer is made. The result will be that the next annuity payout, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payouts will reflect changes in the value of the new Annuity Units.

 -----

If you choose to receive fixed annuity payouts from your Contract, you may select from the following payout options:

Income of specified amount--The amount applied under this option may be paid in equal annual, semi-annual, quarterly or monthly installments in the dollar amount elected for not more than 240 months. Income for a specified period--Payouts are paid annually, semi-annually, quarterly or monthly, as elected, for a selected number of years not to exceed 240 months.

Fixed life annuity with guaranteed period--This option provides monthly payouts during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10, 15 or 20 years.

Fixed life annuity--This option provides for monthly payouts during the lifetime of the Annuitant. The annuity ends with the last payout due prior to the death of the Annuitant. Since no minimum number of payouts is guaranteed, this option may offer the maximum level of monthly payouts. It is possible that only one payout may be made if the Annuitant died before the date on which the second payout is due.

Any other form of a fixed annuity acceptable to us.

 -------
Other restrictions

Once payouts start under the annuity payout option you select:
o    no changes can be made in the payout option,
o    no additional Contributions will be accepted under the Contract and
o no further withdrawals, other than withdrawals made to provide annuity benefits, will be allowed.

A portion or the entire amount of the annuity payouts may be taxable as ordinary income. If, at the time the annuity payouts begin, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payouts and remit that amount to the federal government (an election not to have taxes withheld is not permitted for certain distributions from Qualified Contracts). State income tax withholding may also apply.

Please see "Federal Tax Matters" below for details.

Annuity IRAs

The annuity date and options available for IRAs may be controlled by endorsements, the plan documents, or applicable law.

Under the Code, a Contract purchased and used in connection with an Individual Retirement Account or with certain other plans qualifying for special federal income tax treatment is subject to complex "minimum distribution" requirements. Under a minimum distribution plan, distributions must begin by a specific date and the entire interest of the plan participant must be distributed within a certain specified period of time. The application of the minimum distribution requirements vary according to your age and other circumstances.

------- Seek Tax Advice

The following discussion of the federal income tax consequences is only a brief summary and is not intended as tax advice. The federal income tax consequences discussed here reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on your individual circumstances or the circumstances of the person who receives the distribution. A tax adviser should be consulted for further information.

 26

 -------

Federal Tax Matters

The following discussion is a general description of federal income tax considerations relating to the Contracts and is not intended as tax advice.

This discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. If you are concerned about these tax implications relating to the ownership or use of the Contract, you should consult a competent tax adviser before initiating any transaction. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service.

Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be purchased on a non-tax qualified basis

 ("Non-Qualified Contract") or purchased as an individual retirement annuity ("Annuity IRA").

The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payouts, and on the economic benefit to you, the Annuitant, or the Beneficiary may depend on the type of Contract, and on the tax status of the individual concerned.

 -------
 -------

Because tax laws, rules and regulations are constantly changing, we do not make any guarantees about the Contract's tax status.

 -------

 Certain requirements must be satisfied in purchasing an Annuity IRA and receiving distributions from an Annuity IRA in order to continue receiving favorable tax treatment. As a result, purchasers of Annuity IRAs should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that an Annuity IRA is purchased with proceeds and/or Contributions that qualify for the intended special federal income tax treatment.

Taxation of Annuities

Section 72 of the Code governs the taxation of the Contracts. You, as a "natural person, will not generally be taxed on increases, if any, to your Annuity Account Value until a distribution of all or part of the Annuity Account Value occurs (for example, a withdrawal or annuity payout under an annuity payout option

 ).

However, an assignment, pledge, or agreement to assign or pledge any portion of the Annuity Account Value of a Non-Qualified Contract

will be treated as a

 withdrawal of such portion. An Annuity IRA may not be assigned as collateral. The taxable portion of a distribution (in the form of a single sum payout or an annuity) is taxable as ordinary income.

As a general rule, if the Non-Qualified Contract is owned by an entity that is not a natural person (for example, a corporation or certain trusts), the Contract will not be treated as an annuity contract for federal tax purposes. Such an Owner generally must include in income any increase in the excess of the Annuity Account Value over the "investment in the Contract" (discussed below) during each taxable year. The general rule does not apply, however, where the non-natural person is only the nominal Owner of a Contract and a Beneficial Owner is a natural person.

The rule also does not apply where:

o    The annuity Contract is acquired by the estate of a decedent.

o    The Contract is


     an Annuity


     IRA.
 o   The Contract is a qualified funding asset for a structured settlement.
 o The Contract is purchased on behalf of an employee upon termination of a qualified plan.

The following discussion generally applies to a Contract owned by a natural person.

Withdrawals

In the case of a withdrawal under a Non-Qualified Contract, partial withdrawals, including periodic withdrawals that are not part of an annuity payout, are generally treated as taxable income and taxed at ordinary income tax rates to the extent that the Annuity Account Value immediately before the withdrawal exceeds the "investment in the Contract" at that time. The "investment in the Contract" generally equals the amount of any nondeductible Contributions paid by or on behalf of any individual less any withdrawals that were excludable from income. Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the Contract." The taxable portion of any annuity payout is taxed at ordinary income tax rates.

In the case of a

 withdrawal under an Annuity IRA, including withdrawals under the periodic withdrawal option, a portion of the amount received may be non-taxable. The amount of the non-taxable portion is generally determined by the ratio of the "investment in the Contract" to the individual's Annuity Account Value.

Special tax rules may be available for certain distributions from an

Annuity IRA.

Annuity Payouts

Although the tax consequences may vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payout that represents the amount by which the Annuity Account Value exceeds an allocable portion of the "investment in the Contract" will be taxed. For fixed annuity payouts, in general there is no tax on the portion of each payout which represents the same ratio that the "investment in the Contract" allocated to the fixed annuity payouts bears to the total expected value of the annuity payouts for the term of the payouts (determined under Treasury Department regulations). For variable annuity payouts, in general there is no tax on the portion of each payout which represents the same ratio that the "investment in the Contract" allocated to the variable annuity payouts bears to the number of payments expected to be made (determined by Treasury Department regulations which take into account the annuitant's life expectancy and the form of annuity benefit selected). Once the investment in the Contract has been fully recovered, the full amount of any additional annuity payouts is taxable.

 27


 Penalty

 Tax

For distributions from a Non-Qualified Contract, there may be a federal income tax penalty imposed equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

o    Made on or after the date on which the Owner reaches age 59 1/2.

o    Made as a result of death or disability of the Owner.

o Received in substantially equal periodic payouts (at least annually) for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary.

Other exceptions may apply to distributions from a Non-Qualified Contract. Similar exceptions from the penalty tax on distributions are provided for distributions from an Annuity IRA. For more details regarding this penalty tax and other exceptions that may be applicable, please consult a competent tax adviser.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the Contract because of the death of an Owner or the Annuitant. Generally such amounts are included in the income of the recipient as follows:

o If distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above.

 o If distributed under an annuity form, they are taxed in the same manner as annuity payouts, as described above.

Distribution at Death

In order to be treated as an annuity contract, the terms of the Contract must provide the following two distribution rules:

o    If the Owner dies

     before the date annuity payouts start, the entire interest in the Contract must generally be distributed within five years after the date of the Owner's death.

     If payable to a designated

     Beneficiary, the distributions may be paid over the life of that designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payouts start within one year of the Owner's death.

     If the sole designated Beneficiary is your spouse, the Contract may be continued in the name of the spouse as Owner.

o If the Owner dies on or after the date annuity payouts start, and before the entire interest in the Contract has been distributed, the remainder of the interest in the Contract will be distributed on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.

If the Owner is not an individual, then for purposes of the distribution at death rules, the Primary Annuitant is considered the Owner. In addition, when the Owner is not an individual, a change in the Primary Annuitant is treated as the death of the Owner.

 Distributions made to a Beneficiary upon the Owner's death from an Annuity IRA must be made pursuant to the rules in Section 401(a)(9) of the Code.

 Diversification of Investments

For a Non-Qualified Contract to be treated as an annuity for federal income tax purposes, the investments of the Sub-Accounts must be "adequately diversified" in accordance with Treasury Department Regulations. The diversification requirements do not apply to Annuity IRAs. If the Series Account or a
Sub-Account failed to comply with these diversification standards, a Non-Qualified Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Annuity Account Value over the Contributions to the Contract.

Although the Company may not control the investments of the Sub-Accounts or the Portfolios, it expects that the Sub-Accounts and the Portfolios will comply with such regulations so that the Sub-accounts will be considered "adequately diversified." Owners bear the risk that the entire Non-Qualified Contract could be disqualified as an annuity under the Code due to the failure of the Series Account or a Sub-Account to be deemed to be adequately diversified.

Owner Control

In three Revenue Rulings issued between 1977 and 1982, the IRS held that where a non-qualified variable annuity contract holder had certain forms of actual or potential control over the investments that were held by the insurance company under the contract, the Owner would be taxable on the income and gains produced by those investments. The Company does not believe that an Owner of a Non-Qualified Contract will have any of the specific types of control that were described in those Rulings. However, because the current scope and application of these three Revenue Rulings are unclear, we reserve the right to modify the Non-Qualified Contract as may be required to maintain favorable tax treatment.

Transfers, Assignments or Exchanges

A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, or the exchange of a Contract may result in adverse tax consequences that are not discussed in this Prospectus.

Multiple Contracts

All deferred, Non-Qualified Annuity Contracts that are issued by First GWL&A (or our affiliates) to the same Owner during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount.



Withholding

Non-Qualified Contract and Annuity IRA distributions generally are subject to withholding at rates that vary according to the type of distribution and the recipient's tax status.

Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. Certain distributions from IRAs are subject to mandatory federal income tax withholding.

Section 1035 Exchanges

Internal Revenue Code Section 1035 provides that no gain or loss shall be recognized on the exchange of one insurance contract for another. Generally, contracts issued in an exchange for another annuity contract are treated as new for purposes of the penalty and distribution at death rules.

Individual Retirement Annuities

The Contract may be used with IRAs as described in Section
408 of the Code which permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity. Also, certain kinds of distributions from certain types of qualified and non-qualified retirement plans may be "rolled over" into an Annuity IRA following the rules set out in the Internal Revenue Code.

If you purchase this Contract for use with an IRA, you will be provided with supplemental information. You also have the right to revoke your purchase within seven days of purchase of the IRA Contract.

If a Contract is purchased to fund an IRA, the Annuitant must also be the Owner. In addition, if a Contract is purchased to fund an IRA, minimum distributions must commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2. You should consult your tax
adviser   concerning   these  matters.

Various tax penalties may apply to Contributions in excess of specified limits, distributions that do not satisfy specified requirements, and certain other transactions. The Contract will be amended as necessary to conform to the requirements of the Internal Revenue Code if there is a change in the law. Purchasers should seek competent advice as to the suitability of the Contract for use with IRAs.

When you make your initial Contribution, you must specify whether you are purchasing a Non-Qualified Contract or an IRA. If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require that you provide information with regard to the federal income tax status of the previous annuity contract.


We will require that you purchase separate Contracts if you want to invest money qualifying for different annuity tax treatment under the Code. For each separate Contract you will need to make the required minimum initial Contribution. Additional Contributions under the Contract must qualify for the same federal income tax treatment as the initial Contribution under the Contract. We will not accept an additional Contribution under a Contract if the federal income tax treatment of the Contribution would be different from the initial Contribution.

If a Contract is issued in connection with an employer's Simplified Employee Pension plan, Owners, Annuitants and Beneficiaries are cautioned that the rights of any person to any of the benefits under the Contract will be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contract.

 -------

Assignments or Pledges
Generally, rights in the Non-Qualified Contract may be assigned or pledged for loans at any time during the life of the Annuitant. However, if the Contract is an IRA, you may not assign the Contract as collateral. If a Non-Qualified
Contract is assigned, the interest of the assignee has priority over your interest and the interest of the Beneficiary. Any amount payable to the assignee will be paid in a single sum.

A copy of any

assignment must be submitted to the Annuity

Administration Department at First GWL&A.

 All assignments are subject to any action taken or payout made by First GWL&A before the assignment was processed. We are not responsible for the validity or sufficiency of any assignment. If any portion of the Annuity Account Value is assigned or pledged for a loan, it will be treated as a withdrawal as discussed above under "Taxation of Annuities." Please consult a competent tax adviser for further information


   29

   31
 -------
Performance Data

From time to time, we may advertise yields and average annual total returns for the Sub-Accounts. In addition, we may advertise the effective yield of the Schwab Money Market Sub-Account. These figures will be based on historical information and are not intended to indicate future performance.

Money Market Yield

The yield of the Schwab Money Market Sub-Account refers to the annualized income generated by an investment in that Sub-Account over a specified 7-day period. It is calculated by assuming that the income generated for that seven-day period is generated each 7-day period over a period of 52 weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in that Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.

Average Annual Total Return

The table on the

following page illustrates standardized average annual total return for a one year period and non-standardized average annual total return for one-, three-, five- and ten-year periods (or since inception, if less than 10 years) ended December 31, 2001. Average annual total return quotations represent the average annual compounded rate of return that would equate an initial investment of $1,000 to the redemption value of that investment (excluding Premium Taxes, if any) as of the last day of each of the periods for which total return quotations are provided.

o Both the standardized and non-standardized data reflect the same calculation method which reflects the deduction of all fees and charges under the Contract. The standardized data is calculated from the inception date of the Sub-Account and the non-standardized data is calculated for periods preceding the inception date of the Sub-Account. For additional information regarding yields and total returns calculated using the standard methodologies briefly described herein, please refer to the Statement of Additional Information.



 -------- --------- -------- --------


   30

 Performance
 Data
 -------- --------- -------- --------

                                          Standardized Performance Data                 Non-Standardized Performance Data
Sub-Account                               1 year   Since       Inception 1 Year 3 years 5 years   10 years Since          Inception
                                                   Inception   Date of                                     Inception      Date of
                                                   of          Sub-Account                                 of Underlying  Underlying
                                                   Sub-Account                                             Portfolio      Portfolio
                                                                                                           (if less than
                                                                                                           10 years)

Alger American Growth                     -12.59%  11.08%      5/1/97     N/A   -0.70%  12.38%    13.99%   N/A             1/9/89
American Century VP International         -29.82%  3.07%       5/1/97     N/A   -1.98%  5.49%     N/A      5.89%           5/1/94
Baron Capital Asset: Insurance Shares     11.35%   8.03%       5/1/99     N/A   13.09%  N/A       N/A      22.09%          10/1/98
Berger IPT-Small Company Growth           -34.04%  9.13%       5/1/97     N/A   5.07%   7.10%     N/A      6.03%           5/1/96
Dreyfus Variable Investment Fund          -10.08%  -3.60%      5/1/99     N/A   -0.72%  9.91%     N/A      12.80%          4/5/93
Appreciation
Dreyfus Variable Investment Fund Growth   -6.68%   -1.78%      5/1/99     N/A   1.05%   5.68%     N/A      12.63%          5/2/94
and Income
Federated American Leaders Fund II        -5.06%   7.22%       5/1/97     N/A   0.65%   9.31%     N/A      11.99%          2/1/94
Federated U.S. Government Securities      6.09%    5.86%       5/1/97     N/A   4.79%   5.71%     N/A      5.29%           3/29/94
Fund II
Federated Utility Fund II                 -14.46%  1.21%       5/1/97     N/A   -8.01%  2.01%     N/A      4.76%           2/10/94
INVESCO VIF-High Yield                    -15.68%   -2.42%     5/1/97     N/A   -7.17%  -1.37%    N/A      3.33%           5/27/94
INVESCO VIF-Core Equity Fund (formerly    -9.76%   7.87%       5/1/97     N/A   2.24%   9.21%     N/A      12.79%          8/10/94
INVESCO VIF-Equity Income Fund)
INVESCO VIF-Technology                    -46.33%  -48.03%     3/1/00     N/A   1.54%   N/A       N/A      9.03%           5/21/97
Janus Aspen Growth                        -25.40%  6.80%       5/1/97     N/A   -3.37%  8.12%     N/A      10.84%          9/13/93
Janus Aspen Worldwide Growth              -23.13%  8.05%       5/1/97     N/A   1.58%   10.17%    N/A      14.75%          9/13/93
Janus Aspen Flexible Income               6.81%    4.34%       5/1/99     N/A   4.27%   6.32%     N/A      7.22%           9/13/93
Janus Aspen International Growth          -23.93%  2.94%       5/1/99     N/A   4.65%   9.37%     N/A      12.50%          5/2/94
Montgomery Variable Series: Growth        -21.42%  0.25%       5/1/97     N/A   -5.34%  1.99%     N/A      5.80%           2/9/96
Prudential Series Fund Equity Class II    -12.40%  -4.70%      5/3/99     N/A   N/A     N/A       N/A      -4.63%          5/3/99
SAFECO RST Equity                         -10.17%  3.82%       5/1/97     N/A   -4.87%  5.71%     11.82%   N/A             4/3/87
SAFECO RST Growth Opportunities           18.16%   8.94%       5/1/99     N/A   4.79%   10.74%    N/A      18.42%          1/7/93
Schwab MarketTrack Growth  II             -9.19%   5.76%       5/1/97     N/A   0.55%   7.07%     N/A      7.67%           11/1/96
Schwab Money Market                       2.83%    3.94%       5/1/97     N/A   3.90%   4.02%     N/A      3.01%           5/3/94
Schwab S&P 500                            -12.92%  7.02%       5/1/97     N/A   -2.22%  9.29%     N/A      10.06%          11/1/96
Scudder Variable Capital Growth           -20.08%  -3.77%      5/1/99     N/A   -1.44%  9.51%     10.48%   N/A             7/16/85
Scudder Variable Growth and Income        -12.07%  -8.08%      5/1/99     N/A   -3.62%  4.24%     N/A      9.69%           5/2/94
Scudder VIT EAFE(R)Equity Index           -25.36%  -10.68%     5/1/99     N/A   -7.93%  N/A       N/A      -3.00%          8/22/97
(formerly Deutsche Asset Management
VIT EAFE(R)Equity Index)
Scudder VIT Small Cap Index (formerly     1.27%    4.47%       5/1/99     N/A   4.76%   N/A       N/A      3.64%           8/25/97
Deutsche Asset Management  VIT Small
Cap Index)
Strong Multi Cap Value II                 3.24%    -1.77%      5/1/99     N/A   2.05%   N/A       N/A      1.53%           10/10/97
Van Kampen Universal Institutional        8.91%    5.01%       9/15/97    N/A   10.88%  N/A       N/A      7.37%           3/3/97
Funds U.S.  Real Estate Portfolio
(formerly Morgan Stanley Universal
Institutional Funds US Real Estate
Portfolio)



                                       31

                                       33

Performance information and calculations for any Sub-Account are based only on the performance of a hypothetical Contract under which the Annuity Account Value is allocated to a Sub-Account during a particular time period. Performance information should be considered in light of the investment objectives and policies and characteristics of the Portfolios in which the Sub-Account invests and the market conditions during the given time period. It should not be considered as a representation of what may be achieved in the future. Reports and promotional literature may also contain other information including: o the ranking of or asset allocation/investment strategy of any Sub-Account derived from rankings of variable annuity separate accounts or their investment products tracked by Lipper Analytical Services, Inc., VARDS, Morningstar, Value Line, IBC/Donoghue's Money Fund Report, Financial Planning Magazine, Money Magazine, Bank Rate Monitor, Standard & Poor's Indices, Dow Jones Industrial Average, and other rating services, companies, publications or other people who rank separate accounts or other investment products on overall performance or other criteria, and
o the effect of tax-deferred compounding on investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis. Other ranking services and indices may be used.
We may from time to time also advertise cumulative (non-annualized) total returns, yield and standard total returns for the Sub-Accounts. We may also advertise performance figures for the Sub-Accounts based on the performance of a Portfolio prior to the time the Series Account commenced operations. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Distribution of the Contracts

Charles Schwab & Co., Inc. (Schwab) is the principal underwriter and distributor of the Contracts. Schwab is registered with the SEC as a broker/dealer and is a member of the National Association of Securities Dealers, Inc.

(NASD). Its principal offices are located at 101 Montgomery Street, San Francisco, California 94104, telephone 800-838-0649. Certain administrative services are provided by Schwab to assist First GWL&A in processing the Contracts. These services are described in written agreements between Schwab and First GWL&A. First GWL&A has agreed to indemnify Schwab (and its agents, employees, and controlling persons) for certain damages arising out of the sale of the Contracts, including those arising under the securities laws.


                                       31


                                       33
                                       34

                                       46

SELECTED FINANCIAL DATA

The following is a summary of certain financial data of the Company. This summary has been derived in part from and should be read in conjunction with the Consolidated Financial Statements of the Company. Note 2 in the Financial Statements discusses the significant accounting policies of the Company. Significant estimates are required to account for the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses. Actual results could differ from those estimated.

                                                                                     For the
                                                                                   period from
                                              [Dollars in Thousands]                April 4,
                                                                                      1997
                                                                                   (inception)
                                                                                     through
           INCOME STATEMENT                  Years Ended December 31,               December
                                                                                       31,

                                    --------------------------------------------

                 DATA                 2001        2000       1999        1998         1997

        ------------------------    ---------   ---------   --------    --------   ------------


        Premium income           $   15,130   $  13,565   $   9,144  $      (65) $       21
        Fee income                    5,575       6,577         692         143
        Net investment income        11,763      10,333       6,278       3,367         243
        Net realized investment
          gains (losses)                642          67          (6)         74

                                    ---------   ---------   --------    --------   ------------


        Total revenues               33,110      30,542      16,108       3,519         264

        Total benefits and
          expenses                   24,323      27,152      14,444       2,124         213
        Income tax expense            3,294       1,346         641         603          18

                                    ---------   ---------   --------    --------   ------------


        Net income               $    5,493   $   2,044   $   1,023  $      792  $       33

                                    =========   =========   ========    ========   ============


        Deposits for
        investment-
          type contracts         $   10,173   $  37,344   $  20,000  $   62,528  $
        Deposits to separate
          accounts               $    7,893   $  14,438   $   9,389  $   12,776  $
        Self-funded premium
          equivalents            $   38,410   $  16,225   $          $           $

             BALANCE SHEET                           Years Ended December 31,

                                     ----------------------------------------------------------

                  DATA                 2001        2000        1999         1998        1997

        -------------------------    ---------   ---------   ---------    ---------   ---------

         [Dollars in Thousands]
        Investment assets         $   182,445  $  166,538  $  112,799  $    80,353  $    5,381
        Separate account assets        45,576      47,359      39,881       23,836       9,045
        Total assets                  248,728     247,806     171,710      107,095      16,154
        Total policy benefit
          liabilities                 156,850     144,270      98,421       64,445          84
        Total shareholder's
          equity                       41,212      36,074      30,614       16,642       6,538


MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

First Great-West Life & Annuity Insurance Company (the Company) is a stock life insurance company originally organized under the laws of the state of New York in 1996.

The Company is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A), a life insurance company domiciled in Colorado. GWL&A is a wholly-owned subsidiary of GWL&A Financial Inc. (GWL&A Financial), a Delaware holding company. GWL&A Financial is an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (Lifeco), a Canadian holding company. Lifeco is a subsidiary of Power Financial Corporation (Power Financial), a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada (Power Corporation), a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation.

Shares of Great-West Lifeco, Power Financial, and Power Corporation are traded publicly in Canada.

The Company is authorized to engage in the sale of life insurance, annuities, and accident and health insurance. The Company became licensed to do business in New York and Iowa in 1997.

The Company operates in the following two business segments:

    Employee Benefits     -  life, health, and 401(k) products for group clients

    Financial Services    -  savings products for both
                             public and non-profit employers and
                             individuals, and life insurance products for individuals and businesses.

This following discussion contains forward-looking statements. Forward-looking statements are statements not based on historical information and that relate to future operations, strategies, financial results, or other developments. In particular, statements using verbs such as "expected", "anticipate", "believe", or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements that represent the Company's beliefs concerning future or projected levels of sales of the Company's products, investment spreads or yields, or the earnings or profitability of the Company's activities. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable events or developments, some of which may be national in scope, such as general economic conditions and interest rates, some of which may be related to the insurance industry generally, such as pricing competition, regulatory developments and industry consolidation, and others of which may relate to the Company specifically, such as credit, volatility, and other risks associated with the Company's investment portfolio and other factors. Readers are also directed to consider other risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission.

Management's discussion and analysis of financial conditions and results of operations of the Company for the three years ended December 31, 2001 follows. The management discussion and analysis should be read in conjunction with the Selected Financial Data and the Company's consolidated financial statements.

COMPANY RESULTS OF OPERATIONS

1. Consolidated Results

The Company's consolidated net income increased $3.4 million or 169% in 2001 when compared to 2000. The Employee Benefits segment contributed $3.1 million to the improved consolidated results and the Financial Services segment contributed $336 thousand. Of total consolidated net income for 2001, 2000, and 1999, the Employee Benefits segment contributed 82%, 67%, and 44%, respectively, while the Financial Services segment contributed 18%, 33%, and 56%, respectively.

The Employee Benefits segment began operations in 1999 by entering into an assumption reinsurance agreement on December 1, 1999 with AH&L NY to acquire a block of life and health insurance business. The subsequent operations resulting from this agreement combined with new case sales within other blocks of business resulted in net income of $4.5 million, $1.4 million, and $.4 million being recorded in 2001, 2000, and 1999, respectively.

The Financial Services net income increased $336 thousand in 2001 primarily due to realized gains on fixed maturities in 2001 of $679 thousand compared to realized gains in 2000 of $67 thousand. The Financial Services net income increased in 2000 from 1999 due to realized gains in 2000 of $67 thousand compared to realized losses in 1999 of $6 thousand and increased margins and fees on larger asset balances from BOLI sales in 2000.

In 2001 total Company revenues increased $2.6 million or 8% to $33.1 million when compared to 2000. The growth in revenues in 2001 was comprised of increased premium and fee income of $563 thousand, increased net investment income of $1.4 million and increased realized gain on investments of $575 thousand.

The increased premium and fee income in 2001 was comprised of growth in Employee Benefits of $575 thousand partially offset by a decrease of $12 thousand in Financial Services premium and fee income. The premium and fee income increase in 2000 was comprised of growth in Employee Benefits and Financial Services premium and fee income of $10.1 million and $249 thousand, respectively.

Net investment income grew to $11.8 million and $10.3 million in 2001 and 2000, respectively, from $6.3 million in 1999, primarily due to BOLI sales each year, as well as a capital infusion from GWL&A of $16 million in 1999. The growth in all years was primarily in the Financial Services segment.

Realized investment gains from fixed maturities increased from $67 thousand in 2000 to $642 thousand in 2001. The realized investment gains were the result of sales of U.S. Treasury securities.

Total benefits and expenses decreased $2.8 million or 10% in 2001 when compared to 2000. The Employee Benefits segment contributed $3.9 million of the decrease in 2001 while the Financial Services segment contributed an increase of $1.1 million. The decrease in total benefits and expenses in the Employee Benefits segment in 2001 resulted primarily from improvement in the health claims experience. The increase in Financial Services related to higher interest credits on BOLI account balances and increased operating expenses associated with growth in the Company's business. Total benefits and expenses increased $12.7 million in 2000 when compared to 1999. This increase was primarily due to an increase in the Employee Benefits segment as a result of the acquisition of the group health and life business from AH&L NY in December 1999.

Income tax expense increased $1.9 million or 145% in 2001 when compared to 2000. Income tax expense increased $705 thousand in 2000 when compared to 1999. The increases in income tax expense in both years reflect higher net earnings. The Company's effective tax rate was 37.5% in 2001 compared to 39.7% in 2000, and 38.5% in 1999.

In evaluating its results of operations, the Company also considers net changes in deposits received for investment-type contracts, deposits to separate accounts, and self-funded equivalents. Self-funded equivalents generally represent paid claims under minimum premium and administrative services only contracts that amounts approximate the additional premiums that would have been earned under such contracts if they had been written as traditional indemnity programs.

Deposits for investment-type contracts decreased $27 million or 73% and increased $17.3 million or 87% in 2001 and 2000, respectively, due to BOLI deposits. BOLI sales are single premium and very large in nature, and therefore, can vary significantly from year to year.

Deposits for separate accounts decreased $6.5 million in 2001 when compared to 2000 and increased $5.0 million in 2000 compared to 1999. These fluctuations are expected in the small market in which the Company operates.

Self-funded premium equivalents increased $22 million or 137% in 2001 when compared to 2000 primarily due to the inclusion in 2001 of the first full year of operations resulting from the Allmerica assumption reinsurance agreement. 2000 was the first full year of Employee Benefit operations resulting from the AH&L NY assumption reinsurance agreement.

Total assets and liabilities increased $922 thousand or 4% and $76.1 million or 44% in 2001 and 2000, respectively. The increases are primarily attributable to BOLI business.

2. Other Matters

On October 6, 1999, GWL&A entered into a purchase and sales agreement (the Agreement) with Allmerica Financial Corporation (Allmerica) to acquire, via assumption reinsurance, Allmerica's group life and health business on March 1, 2000. The policies resident in the state of New York have been assigned to the Company as part of the Agreement. This business primarily consists of administrative services only, and stop loss policies. The in-force business was immediately co-insured back to Allmerica and then underwritten and retained by the Company upon each policy renewal date. The purchase price, as defined in the Agreement, was based on a percentage of the amount in force at March 1, 2000, contingent on the persistency of the block of business through March 2001.

EMPLOYEE BENEFITS RESULTS OF OPERATIONS

The results below reflect the Employee Benefits segment for the following periods:

                                                           Years Ended December 31,

                                                -----------------------------------------------

               INCOME STATEMENT DATA                2001             2000             1999

        -------------------------------------   -------------    -------------    -------------

                    [thousands]
        Premium income                        $     15,055    $     13,467     $      9,195
        Fee income                                   5,202           6,215              430
        Net investment income                        1,479           1,111
        Net realized investment (losses)               (37)

                                                -------------    -------------    -------------


        Total revenues                              21,699          20,793            9,625

        Policyholder benefits                        9,473          14,431            8,378
        Operating expenses                           5,085           4,087              505

                                                -------------    -------------    -------------

        Total benefits and expenses                 14,558          18,518            8,883

                                                -------------    -------------    -------------

        Income from operations                       7,141           2,275              742
        Income tax expense                           2,662             908              295

                                                -------------    -------------    -------------


        Net income                            $      4,479    $      1,367     $        447

                                                =============    =============    =============


        Deposits to separate accounts         $        708    $      3,249     $
        Self-funded premium equivalents             38,410          16,225

During 2001, the Employee Benefits segment had an overall increase in its net income. The increase was due primarily to increased revenue and good morbidity experience, resulting in net income of $4.5 million in 2001, compared with $1.4 million in 2000.

In order to remain competitive, a focused effort on provider contracting is essential to ensure strong morbidity results. Sales efforts will be streamlined and concentrated on self-funded products. Business development strategies will emphasize greater penetration in the New York market. Continued emphasis will be placed on expense economies and synergies to ensure competitive administrative costs. Efficiency will be improved through implementation of various system initiatives and through process redesign.

Online enrollment for life and health members was implemented in 2001. As a further enhancement to our Internet services, online billing is scheduled for implementation in 2002 and will provide our customers with improved service, as well as generate cost savings to the Company.

The employee benefits industry is highly competitive. The United States health care industry continues to experience mergers and consolidations. A number of larger carriers have dropped out of the group health market entirely. Although there are still many different carriers in the marketplace, it has become dominated by an increasingly smaller number of carriers.

The highly competitive marketplace creates pricing pressures that encourage employers to seek competitive bids each year. Although most employers are looking for affordably priced employee benefits products, they also want to offer product choices because employee needs differ. In many cases it is more cost-effective and efficient for an employer to contract with a carrier such as the Company that offers multiple product lines and centralized administration.

In addition to price there are a number of other factors that influence employer decision-making. These factors include quality of services; scope, cost-effectiveness and quality of provider networks; product responsiveness to customers' needs; cost-containment services; and effectiveness of marketing and sales.


FINANCIAL SERVICES RESULTS OF OPERATIONS

The results below reflect the Financial Services segment for the following periods:

                                                           Years Ended December 31,

                                                -----------------------------------------------

               INCOME STATEMENT DATA                2001             2000             1999

        -------------------------------------   -------------    -------------    -------------

                    [thousands]
        Premium income                        $         75    $         98     $        (51)
        Fee income                                     373             362              262
        Net investment income                       10,284           9,222            6,278
        Net realized investment gains                  679              67               (6)
        (losses)

                                                -------------    -------------    -------------


        Total revenues                              11,411           9,749            6,483

        Policyholder benefits                        8,226           7,261            4,600
        Operating expenses                           1,539           1,373              961

                                                -------------    -------------    -------------

        Total benefits and expenses                  9,765           8,634            5,561

                                                -------------    -------------    -------------

        Income from operations                       1,646           1,115              922
        Income tax expense                             632             438              346

                                                -------------    -------------    -------------


        Net income                            $      1,014    $        677     $        576

                                                =============    =============    =============


        Deposits for investment-type
          contracts                           $     10,173    $     37,344     $     20,000
        Deposits to separate accounts                7,185          11,189            9,389

During 2001, the Financial Services segment had an overall increase in its net income. The increase is due primarily to the realized investment gains increase of $612 thousand in 2001, as a result of realized gains on fixed maturities. The additional earnings in 2000 reflected an increased asset base, an increase in investment margins, and additional realized gains on fixed maturities.

Premium and fee income decreased $12 thousand in 2001 compared to an increase of $249 thousand in 2000. The decrease in 2001 was driven by a decrease in premium income due to normal fluctuations that can be expected in the small market in which the Company operates. The increase in 2000 was driven by higher fee income related to growth in separate accounts.

Deposits for investment-type contracts were down in 2001 due mostly to BOLI deposits of $5.0 million in 2001 compared to $35.0 million in 2000 and $10.0 million in 1999. The nature of this type of product leads to large fluctuations from year to year.

In 2001, the deposits for separate accounts decreased $4.0 million to $7.2 million. Deposits for separate accounts increased $1.8 million in 2000 to $11.2 million. The separate account assets decreased by $4.8 million in 2001 due to market conditions and increased $7.5 million in 2000 due to the new deposits.

Net investment income increased $1.1 million in 2001 compared to 2000, and $2.9 million in 2000 compared to 1999, primarily due to BOLI sales.

Total benefits and expenses increased $1.1 million in 2001 compared to an increase of $3.1 million in 2000, primarily due to additional interest credits on BOLI balances and increased operating expenses.

The individual life and annuity insurance marketplace is highly competitive. The Company's competitors include mutual fund companies, insurance companies, banks, investment advisors, and certain service and professional organizations. No one competitor or small number of competitors is dominant. Competition focuses on service, technology, cost, variety of investment options, investment performance, product features, price, and financial strength as indicated by ratings issued by nationally recognized agencies. For more information on the Company's ratings, see discussion on "Ratings" below.

INVESTMENT OPERATIONS

The Company's primary investment objective is to acquire assets with duration and cash flow characteristics reflective of the Company's liabilities, while meeting industry, size, issuer, and geographic diversification standards. Formal liquidity and credit quality parameters have also been established.

The Company follows rigorous procedures to control interest rate risk and observes strict asset and liability matching guidelines. These guidelines are designed to ensure that even under changing market conditions, the Company's assets will always be able to meet the cash flow and income requirements of its liabilities. Using dynamic modeling to analyze the effects of a wide range of possible market changes upon investments and policyholder benefits, the Company ensures that its investment portfolio is appropriately structured to fulfill financial obligations to its policyholders.

A summary of the Company's general account invested assets follows:

                       [Dollars in Thousands]                       2001              2000

        -----------------------------------------------------   --------------    -------------


        Fixed maturities, available-for-sale, at fair value   $    178,591     $     150,631
        Short-term investments                                       3,854            15,907

                                                                --------------    -------------


          Total invested assets                               $    182,445     $     166,538

                                                                ==============    =============


During 2000, the Company transferred all securities classified as held-to-maturity into the available-for-sale category. The Company recorded a $645 unrealized gain associated with this transfer in other comprehensive income, net of tax.

Fixed maturity investments include public and privately placed corporate bonds, government bonds and mortgage-backed and asset-backed securities. Private placement investments that are primarily in the held-to-maturity category are generally less marketable than publicly traded assets, yet they typically offer covenant protection that allows the Company, if necessary, to take appropriate action to protect its investment. The Company believes that the cost of the additional monitoring and analysis required by private placements is more than offset by their enhanced yield.

One of the Company's primary objectives is to ensure that its fixed maturity portfolio is maintained at a high average quality so as to limit credit risk. If not externally rated, the securities are rated by the Company on a basis intended to be similar to that of the rating agencies.

The distribution of the fixed maturity portfolio by credit rating is summarized as:

                        Credit Rating                   2001           2000

        -----------------------------------------    ----------     ----------


        AAA                                             65.0  %        62.8  %
        AA                                               6.8           14.3
        A                                               11.9            7.3
        BBB                                             13.9           15.6
        BB and lower                                     2.4

                                                   ----------     ----------


          TOTAL                                        100.0  %       100.0  %

                                                   ==========     ==========


LIQUIDITY AND CAPITAL RESOURCES

The Company's operations have liquidity requirements that are dependent upon the principal product lines currently offered. Life insurance and pension plan reserves are primarily long-term liabilities. Life insurance and pension plan reserve requirements are usually stable and predictable, and are supported primarily by long-term, fixed income investments.

Generally, the Company has met its operating requirements by maintaining appropriate levels of liquidity in its investment portfolio. Liquidity for the Company has remained strong, as evidenced by significant amounts of short-term investments and cash that totaled $11.7 million and $24.4 million as of December 31, 2001 and 2000, respectively.

The Company and GWL&A have an agreement whereby GWL&A has undertaken to provide the Company with certain financial support related to maintaining required statutory surplus and liquidity.

ACCOUNTING PRONOUNCEMENTS

In September 2000, the Financial Accounting Standards Board (FASB) issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - A replacement of FASB Statement No. 125", which revises the standards for accounting for securitizations, and other transfers of financial assets and collateral, and requires certain disclosures. SFAS No. 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of the new SFAS did not have a significant effect on earnings or the financial position of the Company.

Effective April 1, 2001, the Company adopted Emerging Issues Task Force Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interest in Securitized Financial Assets (EITF 99-20). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material impact on the Company's financial position or results of operations.

On June 29, 2001, Statement of Financial Accounting Standards (SFAS) No. 141, "Business Combinations" was approved by the FASB. SFAS No. 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001. Goodwill and certain intangible assets will remain on the balance sheet and not be amortized. On an annual basis, and when there is reason to suspect that their values have been diminished or impaired, these assets must be tested for impairment, and write-downs may be necessary. The Company implemented SFAS No. 141 on July 1, 2001. Adoption of the Statement did not have a material impact on the Company's financial position or results of operations.

On June 29, 2001, SFAS No. 142, "Goodwill and Other Tangible Assets" was approved by the FASB. SFAS No. 142 changes the accounting for goodwill and certain other intangibles from an amortization method to an impairment-only approach. Amortization of goodwill, including goodwill recorded in past business combinations, will cease upon adoption of this statement. The Company is required to implement SFAS No. 142 on January 1, 2002 and, although it is still reviewing the provisions of this Statement, management's preliminary assessment is that the Statement will not have a material impact on the Company's financial position or results of operations.

In August 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets" (SFAS No. 144). SFAS No. 144 supercedes current accounting guidance relating to impairment of long-lived assets and provides a single accounting methodology for long-lived assets to be disposed of, and also supercedes existing guidance with respect to reporting the effects of the disposal of a business. SFAS No. 144 is effective beginning January 1, 2002, with earlier adoption encouraged. Although management is still reviewing the provisions of the Statement, it does not expect SFAS No. 144 to have a material impact on the Company's financial position or results of operations, upon adoption.

See Note 1 to the Consolidated Financial Statements for additional information regarding accounting pronouncements.

REGULATION

1. Insurance Regulation

The Company must comply with the insurance laws of New York and Iowa. These laws govern the admittance of assets, premium rating methodology, policy forms, establishing reserve requirements and solvency standards, maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values and the type, amounts and valuation of investments permitted.

The Company's operations and accounts are subject to examination by the New York Insurance Department at specified intervals.

New York has adopted the National Association of Insurance Commissioners' (NAIC) risk-based capital rules and other financial ratios for life insurance companies. Based on the Company's December 31, 2001 statutory financial reports, the Company has risk-based capital well in excess of that required.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles (Codification). The Codification that is intended to standardize accounting and reporting to state insurance departments is effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The New York Insurance Department required adoption of Codification with certain modifications for the preparation of statutory financial statements effective January 1, 2001.

2. Insurance Holding Company Regulations

The Company is subject to and complies with insurance holding company regulations in New York. These regulations contain certain restrictions and reporting requirements for transactions between an insurer and its affiliates, including the payments of dividends. They also regulate changes in control of an insurance company.

3. Securities Laws

The Company is subject to various levels of regulation under federal securities laws. The Company's separate accounts and annuity products are registered under the Investment Company Act of 1940 and the Securities Act of 1933.

4. Potential Legislation

United States legislative developments in various areas including pension regulation, financial services regulation, and health care legislation could significantly and adversely affect the Company in the future. Congress continues to consider legislation relating to health care reform and managed care issues (including patients' rights, mental health parity and managed care or enterprise liability). Congress is also considering changes to various features of retirement plans such as the holding of company stock, diversification rights, imposition of transaction restrictions, expanded disclosure requirements and greater access to investment advice for participants.

It is not possible to predict whether future legislation or regulation adversely affecting the business of the Company will be enacted and, if enacted, the extent to which such legislation or regulation will have an effect on the Company and its competitors.

RATINGS

The Company is rated by a number of nationally recognized rating agencies. The ratings represent the opinion of the rating agencies regarding the financial strength of the Company and its ability to meet ongoing obligations to policyholders. The ratings take into account an agreement whereby GWL&A has undertaken to provide the Company with certain financial support related to maintaining required statutory surplus and liquidity.


                Rating Agency                            Measurement                    Rating

        ------------------------------    ------------------------------------------    -------


        A.M. Best Company, Inc.           Financial strength, operating                 A++(1)
                                          performance and
                                          market profile

        Fitch, Inc.                       Financial strength                            AAA(2)

        Moody's Investors Service         Financial strength                            Aa3(3)

        Standard & Poor's Corporation     Financial strength                            AA(4)

(1) Superior (highest rating out of six categories) (2) Exceptionally Strong (highest rating out of twelve categories) (3) Excellent (second highest rating out of nine categories) (4) Very Strong (second highest rating out of nine categories)

MISCELLANEOUS

Although the Company's BOLI business is comprised of a few customers that account for the majority of the total deposits, the BOLI contracts allow for no more than 20% surrenders in any given year.

The Company and GWL&A have administrative services agreements whereby GWL&A administers, distributes, and underwrites business for the Company and administers the Company's investment portfolio.

The Company leases its home office in Albany, New York.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

In the two most recent fiscal years or any subsequent interim period, there has been no change in the Company's independent accountants or resulting disagreements on accounting and financial disclosure.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The primary risk facing the Company is rising interest rates.

To manage interest rate risk, the Company invests in assets that are suited to the products that it sells. For products with uncertain timing of benefit payments such as life insurance, the Company invests in fixed income assets with expected cash flows that are earlier than the expected timing of the benefit payments. The Company can then react to changing interest rates as these assets mature for reinvestment.

The Company has estimated the possible effects of interest rate changes at December 31, 2001. If interest rates increased by 100 basis points (1%), the fair value of the fixed income assets would decrease by approximately $8 million. The calculation used projected cash flows, discounted back to December 31,2001. The cash projections are shown in the table below. The table shows cash flows rather than expected maturity dates because many of the Company's assets have substantial expected principal payments prior to the final maturity date. The fair value shown in the table below was calculated using spot discount interest rates that varied by the year in which the cash flows were expected to be received. These spot rates in the benchmark calculation ranged from 3.62% to 8.85%.



                      Projected Cash Flows by Calendar Year

[$ millions]                                                       There-   Undiscounted  Fair
                    2002      2003      2004     2005     2006     after      Total       Value

                   --------   ------    ------   ------   ------   ------   -----------   ------

Benchmark            18        28        18       18       55       102        238         186
Interest rates
  up 1%              16        21        19       21       57       110        243         178

DIRECTORS AND EXECUTIVE OFFICERS

Following is information concerning the Company's directors and executive officers, together with their principal occupation for the past five years. Unless otherwise indicated, all of the directors and executive officers have been engaged for not less than five years in their present principal occupations or in another executive capacity with the companies or firms identified.

Directors are elected annually to serve until the following annual meeting of shareholders.

The appointments of executive officers are confirmed annually.

Directors

                                    Served as
                                             Director           Principal Occupation(s)
              Director              Age       from:               for last Five Years

       ------------------------    ------   -----------   -------------------------------------


       Marcia D. Alazraki           60         1996       Partner, Kalkines, Arky, Zall &
                                                          Bernstein
                                                          LLP (a law firm) since January 1998;
                                                          previously Counsel, Simpson, Thacher
                                                          & Bartlett (a law firm)

       James Balog (1)              73         1997       Company Director

       James W. Burns, O.C.         72         1997       Chairman of the Boards of Great-West
                                                          Lifeco, Great-West Life, London
                                                          Insurance Group Inc. and London
                                                          Life
                                                          Insurance Company; Deputy Chairman
                                                          Power Corporation

       Orest T. Dackow (1)          65         2000       Company Director since April 2000;
                                                          previously President and Chief
                                                          Executive Officer, Great-West
                                                          Lifeco

       Paul Desmarais, Jr.          47         1997       Chairman and Co-Chief Executive
                                                          Officer, Power Corporation;
                                                          Chairman,
                                                          Power Financial

       Robert Gratton               58         1997       Chairman of the Board of GWL&A;
                                                          President and Chief Executive
                                                          Officer,
                                                          Power Financial

       Stuart Z. Katz               59         1997       Partner, Fried, Frank, Harris,
                                                          Shriver &
                                                          Jacobson (a law firm)

       William T. McCallum          59         1997       Chairman, President and Chief
                                                          Executive Officer of the Company;
                                                          President and Chief Executive
                                                          Officer,
                                                          GWL&A; Co-President and Chief
                                                          Executive Officer, Great-West
                                                          Lifeco

       Brian E. Walsh (1)           48         1997       Managing Partner, QVan Capital,
                                                          LLC (a merchant banking company)
                                                          since September1997, previously
                                                          Partner, Trinity L.P. (an investment company)

(1)     Member of the Audit Committee

The following is a list of directorships held by the directors of the Company, on companies whose securities are registered pursuant to section 12 or subject to the requirements of section 15(d) of the Securities Exchange Act of 1934 or that are investment companies registered under the Investment Company Act of 1940.

J. Balog              Transatlantic Holdings, Inc.
                      Phoenix/Zweig Advisers LLC
                      Euclid Advisers LLC

W.T. McCallum         Maxim Series Fund, Inc.
                      Orchard Series Fund
                      Great-West Variable Annuity Account A


Executive Officers

                                    Served as
                                    Executive
                                             Officer            Principal Occupation(s)
          Executive Officer         Age       from:               for last Five Years

       ------------------------    ------   -----------   -------------------------------------


       William T. McCallum          59         1997       Chairman, President and Chief
         Chairman, President                              Executive Officer of the Company;
         and Chief Executive                              President and Chief Executive
         Officer                                          Officer,
                                                          GWL&A; Co-President and Chief
                                                          Executive Officer, Great-West
                                                          Lifeco

       Mitchell T.G. Graye          46         1997       Executive Vice President and Chief
         Executive Vice                                   Financial Officer of the Company
                                                          and
         President and Chief                              GWL&A
         Financial Officer

       Douglas L. Wooden            45         1997       Executive Vice President, Financial
         Executive Vice                                   Services of the Company and GWL&A
         President,
         Financial Services

       John A. Brown                54         1992       Senior Vice President, BenefitsCorp
         Senior Vice President                            Healthcare Markets of the Company
         BenefitsCorp                                     and GWL&A
         Healthcare Markets

       Mark S. Corbett              42         2001       Senior Vice President, Investments
                                                          of the Company
         Senior Vice
       President,
         Investments

       Wayne T. Hoffmann            46         2001       Senior Vice President, Investments
                                                          of the Company and GWL&A
         Senior Vice
       President,
         Investments

       D. Craig Lennox              54         1997       Senior Vice President, General
         Senior Vice                                      Counsel and Secretary of the
         President,
         General Counsel and                              Company and GWL&A
         Secretary

       Steve H. Miller              49         1997       Senior Vice President, Employee
         Senior Vice                                      Benefits Sales of the Company and
       President,
         Employee Benefits                                GWL&A
         Sales

       Charles P. Nelson            41         1998       President, BenefitsCorp of the
                                                          Company
         President,                                       and GWL&A
         BenefitsCorp

       Martin Rosenbaum             49         1997       Senior Vice President, Employee
         Senior Vice                                      Benefits Finance of the Company
       President,                                         and
         Employee Benefits                                GWL&A
         Finance

       Gregory E. Seller            48         1997       Senior Vice President,
         Senior Vice                                      BenefitsCorp Government Markets
       President,
         BenefitsCorp                                     of the Company and GWL&A
         Government Markets

       Robert K. Shaw               46         1997       Senior Vice President, Individual
         Senior Vice President                            Markets of the Company and GWL&A
         Individual Markets

       George D. Webb               58         1999       President, Advised Assets Group,
         President,                                       Inc. of
                                                          the Company and GWL&A; prior to
         Advised Assets                                   July 1999, Principal, William M.
                                                          Mercer
         Group, Inc.                                      Investment Consulting Inc. (an
                                                          Investment consulting company)

       Warren J. Winer              55         2001       Senior Vice President, Employee
         Senior Vice                                      Benefits of the Company and GWL&A;
       President,
         Employee Benefits                                prior to January 2001, Executive
                                                          Vice President, General American Life
                                                          Insurance Company

       Jay W. Wright                50         2001       Senior Vice President,
         Senior Vice                                      Employee Benefits of the Company
       President,
         Employee Benefits                                and GWL&A; prior to January 2001,
                                                          Senior Vice President, New England
                                                          Financial

EXECUTIVE COMPENSATION

The executive officers of the Company are not compensated for their services to the Company. They are compensated as executive officers of GWL&A.

COMPENSATION OF DIRECTORS

For each director of the Company who is not also a director of GWL&A, Great-West Life or Great-West Lifeco, the Company pays an annual fee of $10,000. For each director of the Company who is also a director of GWL&A, Great-West Life or Great-West Lifeco, the Company pays an annual fee of $5,000. The Company pays each director a meeting fee of $1,000 for each meeting of the Board of Directors, or a committee thereof, attended. At their option, in lieu of cash payments, directors may receive deferred share units under The Great-West Life Assurance Company Deferred Share Unit Plan. In addition, all directors are reimbursed for incidental expenses. The above amounts are paid in the currency of the country of residence of the director.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth below is certain information, as of March 1, 2002, concerning beneficial ownership of the voting securities of the Company by entities and persons who beneficially own more than 5% of the voting securities of the Company. The determinations of "beneficial ownership" of voting securities are based upon Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the Exchange Act). This rule provides that securities will be deemed to be "beneficially owned" where a person has, either solely or in conjunction with others, (1) the power to vote or to direct the voting of securities and/or the power to dispose or to direct the disposition of, the securities or (2) the right to acquire any such power within 60 days after the date such "beneficial ownership" is determined.

(1) 100% of the Company's 2,500 outstanding common shares are owned by Great-West Life & Annuity Insurance Company, 8515 East Orchard Road, Greenwood Village, Colorado 80111.

(2) 100% of the outstanding common shares of Great-West Life & Annuity Insurance Company's are owned by GWL&A Financial Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111.

(3) 100% of the outstanding common shares of GWL&A Financial Inc. are owned by GWL&A Financial (Nova Scotia) Co., Suite 800, 1959 Upper Water Street, Halifax, Nova Scotia, Canada B3J 2X2.

(4) 100% of the outstanding common shares of GWL&A Financial (Nova Scotia) co. are owned by GWL&A Financial (Canada) Inc., 100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.

(5) 100% of the outstanding common shares of GWL&A Financial (Canada) Inc. are owned by Great-West Lifeco Inc., 100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.

(6) 82.2% of the outstanding common shares of Great-West Lifeco Inc. are controlled by Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3, representing approximately 65% of the voting rights attached to all outstanding voting shares of Great-West Lifeco Inc.

(7) 67.5% of the outstanding common shares of Power Financial Corporation are owned by 171263 Canada Inc., 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.

(8) 100% of the outstanding common shares of 171263 Canada Inc. are owned by 2795957 Canada Inc., 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.

(9) 100% of the outstanding common shares of 2795957 Canada Inc. are owned by Power Corporation of Canada, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.

(10) Mr. Paul Desmarais, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3, through a group of private holding companies, that he controls, has voting control of Power Corporation of Canada.

As a result of the chain of ownership described in paragraphs (1) through (10) above, each of the entities and persons listed in paragraphs (1) through (10) would be considered under Rule 13d-3 of the Exchange Act to be a "beneficial owner" of 100% of the outstanding voting securities of the Company.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets out the number of equity securities, and exercisable options (including options that will become exercisable within 60 days) for equity securities, of the Company or any of its parents or subsidiaries, beneficially owned, as of February 1, 2002, by (i) the directors of the Company; and (ii) the directors and executive officers of the Company as a group.

        --------------------- ---------------------- ---------------------- -------------------

                                Great-West Lifeco       Power Financial     Power Corporation
                                      Inc.
                                                          Corporation           of Canada

        --------------------- ---------------------- ---------------------- -------------------

             Directors                 (1)                    (2)                  (3)

        --------------------- ---------------------- ---------------------- -------------------

        M.D. Alazraki

        --------------------- ---------------------- ---------------------- -------------------

        J. Balog

        --------------------- ---------------------- ---------------------- -------------------

        J.W. Burns                   153,659                 8,000               400,640
                                                                             200,000 options

        --------------------- ---------------------- ---------------------- -------------------

        O.T. Dackow                  79,973
                                 200,000 options

        --------------------- ---------------------- ---------------------- -------------------

        P. Desmarais, Jr.            43,624                                      178,221
                                                                            2,379,000 options

        --------------------- ---------------------- ---------------------- -------------------

        R. Gratton                   331,846                310,000               10,460
                                                       6,780,000 options

        --------------------- ---------------------- ---------------------- -------------------

        S.Z. Katz

        --------------------- ---------------------- ---------------------- -------------------

        W.T. McCallum                84,474                 19,500
                                 840,000 options

        --------------------- ---------------------- ---------------------- -------------------

        B.E. Walsh                                                                2,000

        --------------------- ---------------------- ---------------------- -------------------
        --------------------- ---------------------- ---------------------- -------------------

                                Great-West Lifeco       Power Financial     Power Corporation
                                      Inc.
                                                          Corporation           of Canada

        --------------------- ---------------------- ---------------------- -------------------

           Directors and               (1)                    (2)                  (3)
         Executive Officers
             as a Group

        --------------------- ---------------------- ---------------------- -------------------

                                     844,216                500,500              592,121
                                1,607,680 options      6,850,000 options    2,579,000 options

        --------------------- ---------------------- ---------------------- -------------------


        (1)All holdings are common shares, or where indicated, exercisable options for common shares, of Great-West Lifeco Inc.

        (2)All holdings are common shares, or where indicated, exercisable options for common shares, of Power Financial Corporation.

        (3)All holdings are subordinate voting shares, or where indicated, exercisable options for subordinate voting shares, of Power Corporation of Canada.

The number of common shares and exercisable options for common shares of Power Financial Corporation held by R. Gratton represents 2.0% of the total number of common shares and exercisable options for common shares of Power Financial Corporation outstanding. The number of common shares and exercisable options for common shares of Power Financial Corporation held by the directors and executive officers as a group represents 2.1% of the total number of common shares and exercisable options for common shares of Power Financial Corporation outstanding.

The number of subordinate voting shares and exercisable options for subordinate voting shares of Power Corporation of Canada held by P. Desmarais, Jr. represents 1.3% of the total number of subordinate voting shares and exercisable options for subordinate voting shares of Power Corporation of Canada outstanding. The number of subordinate voting shares and exercisable options for subordinate voting shares of Power Corporation of Canada held by the directors and executive officers represents 1.6% of the total number of subordinate voting shares and exercisable options for subordinate voting shares of Power Corporation of Canada outstanding.

None of the remaining holdings set out above exceeds 1% of the total number of shares and exercisable options for shares of the class outstanding.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

M.D. Alazraki, a director of the Company, is a partner with Kalkines, Arky, Zall & Bernstein, a law firm that provided legal services to the Company. In 2001, the amount of such services was $36,387.28.

        ------------------------

Voting  Rights

In general, you do not have a direct right to vote the Portfolio shares held in the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares. We will vote the shares according to those instructions at regular and special shareholder meetings. If the law changes and we can vote the shares in our own right, we may elect to do so.

Before the Annuity Commencement Date, you have the voting interest. The number of votes available to you will be calculated separately for each of your Sub-Accounts. That number will be determined by applying your percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. You hold a voting interest in each Sub-Account to which your Annuity Account Value is allocated. If you select a variable annuity option, the votes attributable to your Contract will decrease as annuity payouts are made.

The number of votes of a Portfolio will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Portfolios. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Portfolios.

If we do not receive timely instructions and Owners have no beneficial interest in shares held by us, we will vote according to the voting instructions as a proportion of all Contracts participating in the Sub-Account. If you indicate in your instructions that you do not wish to vote an item, we will apply your instructions on a pro rata basis to reduce the votes eligible to be cast. Each person or entity having a voting interest in a Sub-Account will receive proxy material, reports and other material relating to the appropriate Portfolio.

Please note, generally the Portfolios are not required to, and do not intend to, hold annual or other regular meetings of shareholders. Owners have no voting rights in First GWL&A.

        ------------------------

        ------------------------

Rights Reserved by First Great-West

We reserve the right to make certain changes we believe would best serve the interests of Owners and Annuitants or would be appropriate in carrying out the purposes of the Contracts. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:

o To operate the Series Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law.

o To Transfer any assets in any Sub-Account to another Sub-Account, or to one or more separate accounts, or to a Guarantee Period; or to add, combine or remove Sub-Accounts of the Series Account.


To substitute, for the Portfolio shares in any Sub-Account, the shares of another Portfolio or shares of another investment company or any other investment permitted by law.

o To make any changes required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity.

o To change the time or time of day at which a valuation date is deemed to have ended.

o To make any other necessary technical changes in the Contract in order to conform with any action the above provisions permit us to take, including changing the way we assess charges, without increasing them for any
     outstanding    Contract   beyond   the   aggregate    amount    guaranteed.
     ------------------------

Legal  Proceedings

Currently, the Series Account is not a party to, and its assets are not subject to any material legal proceedings. And, First GWL&A is not currently a party to, and its property is not currently subject to, any material legal proceedings. The lawsuits to which First GWL&A is a party are, in the opinion of management, in the ordinary course of business, and are not expected to have a material adverse effect on the financial results, conditions or prospects of First GWL&A.

                   43
        ------------------------


        ------------------------

Legal Matters Advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contract has been provided by Jorden Burt LLP.

        ------------------------

Experts

The financial statements included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

        ------------------------

Available  Information

We have filed a registration statement ("Registration Statement") with the SEC under the 1933 Act relating to the Contracts offered by this Prospectus. This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information contained in the Registration Statement and its exhibits. Please refer to the registration statement and its exhibits for further information.

You may request a free copy of the Statement of Additional Information. Please direct any oral or written request for such documents to:

        Annuity Administration
        Department
        P.O. Box 173920
        Denver, Colorado
        80217-3920
        1-800-838-0649

                   47

Great-West is also subject to the informational requirements of the 1934 Act, and in accordance with that act Great-West has filed reports and other information with the SEC. You can review and copy the Registration Statement and its exhibits and other reports and information filed with the SEC at the SEC's Public Reference Room located at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet web site (http://www.sec.gov) that contains the Statement of Additional Information and reports, proxy and information statements and other information regarding First Great-West and other issuers that file electronically with the SEC.

You can also review and copy of the Registration Statement and its exhibits and other reports and information filed with the SEC at its Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference room by calling the SEC at 1-800-SEC-0330.


Table of Contents of the Statement of Additional Information

The Statement of Additional Information contains more specific information relating to the Series Account and First GWL&A, such as:

o    general information

o    information about

     First Great-West Life & Annuity Insurance Company and the Variable Annuity-1 Series Account

o    the calculation of annuity payouts

o    postponement of payouts

o    services

o    withholding

o    calculation of performance data

        ------------------------


Appendix A--Condensed Financial Information Selected data for accumulation units Outstanding through each period ending December 31.

                                ALGER           AMERICAN          BARON          BERGER       DREYFUS VIF    DREYFUS VIF
                              AMERICAN        CENTURY VP     CAPITAL ASSET     IPT-SMALL        CAPITAL       GROWTH &
                               GROWTH        INTERNATIONAL        FUND      COMPANY GROWTH   APPRECIATION      INCOME
                              PORTFOLIO        PORTFOLIO                         FUND          PORTFOLIO      PORTFOLIO
                           -----------------------------------------------------------------------------------------------
Expenses as a % of net         0.85             0.85             0.85           0.85            0.85            0.85
assets

         2001
------------------------
 Ending Unit Value                    $      $      11.54               $     $     15.07     $      9.07     $      9.54
                                  16.36                             12.29
 Number of Units
Outstanding                     193,900            27,230          75,949         104,599          56,202          67,001
 Net Assets (000's)                   $       $       314      $      934     $     1,576      $      510      $      639
                                  3,173
 Total Return                  (12.59%)          (29.82%)          11.35%        (34.04%)        (10.08%)         (6.68%)

         2000
------------------------
 Ending Unit Value                    $      $      16.44               $     $     22.84     $     10.09     $     10.22
                                  18.72                             11.04
 Number of Units
Outstanding                     230,386            51,924          56,176         105,426          47,486          50,895
 Net Assets (000's)                   $       $       853      $      620     $     2,408      $      479      $      520
                                  4,312
 Total Return                  (15.49%)          (17.51%)         (3.41%)         (7.34%)         (1.46%)         (4.58%)

         1999
------------------------
 Ending Unit Value                    $      $      19.93               $     $     24.65     $     10.24     $     10.71
                                  22.15                             11.43
 Number of Units
Outstanding                     230,184            38,391          31,570          83,554          36,666          29,117
 Net Assets (000's)                   $       $       765      $      361     $     2,060      $      376      $      312
                                  5,098
 Total Return                    32.63%            62.69%          14.30%          89.76%           2.40%           7.10%

         1998
------------------------
 Ending Unit Value                    $      $      12.25                     $     12.99
                                  16.70
 Number of Units
Outstanding                     157,993            14,930                          38,814
 Net Assets (000's)                   $       $       183                      $      504
                                  2,639
 Total Return                    46.88%            17.79%                           1.01%

         1997
------------------------
 Ending Unit Value                    $      $      10.40                     $     12.86
                                  11.37
 Number of Units
Outstanding                      31,803             4,713                          17,749
 Net Assets (000's)          $      362       $        49                      $      228
 Total Return                    13.70%             4.00%                          28.60%

                                                                                                                   (Continued)

                                 FEDERATED     FEDERATED FUND      FEDERATED       INVESCO-VIF        INVESCO         INVESCO
                                 AMERICAN          FOR US      UTILITY FUND II  HIGH YIELD FUND     VIF-EQUITY    VIF-TECHNOLOGY
                             LEADERS FUND II     GOVERNMENT                                        INCOME FUND         FUND
                                               SECURITIES II
                             ----------------------------------------------------------------------------------------------------

Expenses as a % of net           0.85             0.85             0.85             0.85             0.85              0.85
assets

          2001
--------------------------
 Ending Unit Value             $     13.87      $     13.07      $     10.60      $      8.94      $     14.27       $      3.01
 Number of Units
Outstanding                        112,380          151,290            4,108           65,390          155,519           279,639
 Net Assets (000's)            $     1,602      $     1,977       $       44       $      611      $     2,239        $      840
 Total Return                      (5.06%)            6.09%         (14.46%)         (15.68%)          (9.76%)          (46.33%)

          2000
--------------------------
 Ending Unit Value             $     14.61      $     12.32      $     12.39      $     10.60      $     15.81       $      5.60
 Number of Units
Outstanding                         90,160           92,647            5,362           91,172          139,214           234,077
 Net Assets (000's)            $     1,352      $     1,141       $       66       $      990      $     2,218       $     1,310
 Total Return                        1.53%           10.10%          (9.69%)         (12.40%)            4.01%          (44.00%)

          1999
--------------------------
 Ending Unit Value             $     14.39      $     11.19      $     13.72      $     12.10      $     15.20
 Number of Units
Outstanding                        120,912           66,641            3,821          144,019          135,444
 Net Assets (000's)            $     1,774       $      746       $       52      $     1,770      $     2,076
 Total Return                        5.81%          (1.50%)            0.81%            8.23%           13.86%

          1998
--------------------------
 Ending Unit Value             $     13.60      $     11.36      $     13.61      $     11.18      $     13.35
 Number of Units
Outstanding                        117,665           88,763           20,842          115,986          126,710
 Net Assets (000's)            $     1,633      $     1,008       $      284      $     1,321      $     1,707
 Total Return                       16.64%            6.77%           12.95%            0.63%           14.30%

          1997
--------------------------
 Ending Unit Value             $     11.66      $     10.64      $     12.05      $     11.11      $     11.68
 Number of Units
Outstanding                         65,489           32,659              310           56,676           65,450
 Net Assets (000's)             $      792       $      347       $        4       $      655       $      777
 Total Return                       16.60%            6.40%           20.50%           11.10%           16.80%

                                                                                                                     (Continued)

                                JANUS ASPEN      JANUS ASPEN      JANUS ASPEN       JANUS ASPEN       MONTGOMERY      PRUDENTIAL
                             SERIES FLEXIBLE   SERIES GROWTH        SERIES            SERIES       VARIABLE SERIES   SERIES FUND
                                  INCOME         PORTFOLIO       INTERNATIONAL      WORLDWIDE        GROWTH FUND     EQUITY CLASS
                                PORTFOLIO                      GROWTH PORTFOLIO       GROWTH                         II PORTFOLIO
                                                                                    PORTFOLIO
                             ------------------------------------------------------------------------------------------------------

Expenses as a % of net           0.85             0.85              0.85              0.85             0.85              0.85
assets

          2001
--------------------------
 Ending Unit Value             $     11.20      $     13.62       $      10.81      $     14.38      $      10.14      $      8.80
 Number of Units
Outstanding                        109,721          195,165             64,470          197,508            22,910              809
 Net Assets (000's)            $     1,229      $     2,658        $       697      $     2,841       $       232       $        7
 Total Return                        6.81%         (25.40%)           (23.93%)         (23.13%)          (21.42%)         (12.40%)

          2000
--------------------------
 Ending Unit Value             $     10.49      $     18.26       $      14.21      $     18.71      $      12.90      $     10.05
 Number of Units
Outstanding                         36,445          255,120             71,548          284,204            23,509           17,767
 Net Assets (000's)             $      382      $     4,657       $      1,016      $     5,316       $       303       $      179
 Total Return                        5.32%         (15.27%)           (16.61%)         (16.36%)           (9.85%)            2.03%

          1999
--------------------------
 Ending Unit Value             $      9.96      $     21.55       $      17.04      $     22.37      $      14.31      $      9.85
 Number of Units                                                                                                               N/A
Outstanding                          8,048          235,562             43,283          234,428            16,395
 Net Assets (000's)             $       80      $     5,076        $       738      $     5,244       $       235              N/A
 Total Return                      (0.40%)           42.81%             70.40%           63.05%            19.75%          (1.50%)

          1998
--------------------------
 Ending Unit Value                              $     15.09                         $     13.72      $      11.95
 Number of Units
Outstanding                                         146,172                             179,884            29,364
 Net Assets (000's)                             $     2,206                         $     2,468       $       351
 Total Return                                        34.49%                              27.87%             2.05%

          1997
--------------------------
 Ending Unit Value                              $     11.22                         $     10.73      $      11.71
 Number of Units
Outstanding                                          42,290                              87,156            20,246
 Net Assets (000's)                              $      474                          $      935       $       237
 Total Return                                        12.20%                               7.30%            17.10%

                                                                                                                       (Continued)

                               SAFECO RST        SAFECO RST         SCHWAB        SCHWAB MONEY   SCHWAB S&P 500     SCUDDER
                                 EQUITY           GROWTH         MARKETTRACK        MARKET         PORTFOLIO       VARIABLE
                               PORTFOLIO       OPPORTUNITIES        GROWTH         PORTFOLIO                       SERIES I
                                                 PORTFOLIO       PORTFOLIO II                                       CAPITAL
                                                                                                                    GROWTH
                                                                                                                   PORTFOLIO
                            ---------------------------------------------------------------------------------------------------

Expenses as a % of net          0.85              0.85             0.85             0.85            0.85             0.85
assets

          2001
-------------------------
 Ending Unit Value            $     11.94      $      12.57      $     13.01      $     12.00     $     13.75      $      9.03
 Number of Units
Outstanding                        36,879            27,184           47,996        1,093,341         278,148           17,131
 Net Assets (000's)            $      440       $       342       $      625      $    13,120     $     3,825       $      155
 Total Return                    (10.17%)            18.16%          (9.19%)            2.83%        (12.92%)         (20.08%)

          2000
-------------------------
 Ending Unit Value            $     13.29      $      10.64      $     14.33      $     11.67     $     15.79      $     11.30
 Number of Units
Outstanding                        55,168            17,234           54,059          810,042         255,805           14,267
 Net Assets (000's)            $      733       $       183       $      775      $     9,452     $     4,039       $      161
 Total Return                    (11.52%)           (6.99%)          (5.60%)            5.04%        (10.13%)         (10.60%)

          1999
-------------------------
 Ending Unit Value            $     15.02      $      11.44      $     15.18      $     11.11     $     17.57      $     12.64
 Number of Units
Outstanding                        77,732            19,507           42,025          408,367         270,917            8,181
 Net Assets (000's)           $     1,168       $       223       $      638      $     4,537     $     4,759       $      103
 Total Return                       8.37%            14.40%           18.59%            3.93%          19.44%           26.40%

          1998
-------------------------
 Ending Unit Value            $     13.86                        $     12.80      $     10.69     $     14.71
 Number of Units
Outstanding                        81,951                             46,663          241,333         221,963
 Net Assets (000's)           $     1,136                         $      597      $     2,581     $     3,264
 Total Return                      23.86%                             12.08%            4.09%          27.03%

          1997
-------------------------
 Ending Unit Value            $     11.19                        $     11.42      $     10.27
 Number of Units
Outstanding                        33,471                             17,850          168,197
 Net Assets (000's)            $      375                         $      204      $     1,727
 Total Return                      11.90%                             14.20%            2.70%

                                                                                                                   (Continued)

                                 SCUDDER        SCUDDER VIT     SCUDDER VIT     STRONG MULTI      UNIVERSAL
                            VARIABLE SERIES    EAFE EQUITY       SMALL CAP     CAP VALUE FUND  INSTITUTIONAL
                               I GROWTH &       INDEX FUND      INDEX FUND           II          FUND U.S.
                                 INCOME                                                         REAL ESTATE
                               PORTFOLIO                                                         PORTFOLIO
                            ----------------------------------------------------------------------------------

Expenses as a % of net          0.85             0.85             0.85            0.85              0.85
assets

          2001
-------------------------
 Ending Unit Value            $      7.99      $      7.40      $     11.24     $      9.54      $      12.36
 Number of Units
Outstanding                        16,180           12,387           52,551          82,944            26,658
 Net Assets (000's)            $      129       $       92       $      591      $      791       $       329
 Total Return                    (12.07%)         (25.36%)            1.27%           3.24%             8.91%

          2000
-------------------------
 Ending Unit Value            $      9.09      $      9.92      $     11.10     $      9.24      $      11.22
 Number of Units
Outstanding                        10,277            6,609            4,257          27,382            16,089
 Net Assets (000's)            $       93       $       66       $       47      $      253       $       180
 Total Return                     (2.88%)         (17.33%)          (4.27%)           6.94%            25.50%

          1999
-------------------------
 Ending Unit Value            $      9.36           $12.00           $11.65     $      8.64      $       8.94
 Number of Units
Outstanding                           864              202            2,510           9,666             5,789
 Net Assets (000's)            $        8       $        2       $       29      $       84       $        52
 Total Return                     (6.40%)           20.00%           16.50%        (13.60%)           (4.18%)

          1998
-------------------------
 Ending Unit Value                                                                               $       9.33
 Number of Units
Outstanding                                                                                             4,700
 Net Assets (000's)                                                                               $        44
 Total Return                                                                                        (11.65%)

          1997
-------------------------
 Ending Unit Value                                                                               $      10.56
 Number of Units
Outstanding                                                                                               274
 Net Assets (000's)                                                                               $         3
 Total Return                                                                                           5.60%

                                                                                                  (Concluded)


        ------------------------
        Appendix B--Market Value
        Adjustments
        ------------------------


        The amount available for a full surrender, partial withdrawal or Transfer equals the amount requested plus or minus the Market Value Adjustment (MVA). The MVA is calculated by multiplying the amount requested by the Market Value Adjustment Factor (MVAF). The MVA formula The MVA is determined using the following formula:

        MVA = (amount applied) x (Market Value Adjustment Factor) The Market Value Adjustment Factor is: MVAF = {[(1 + i)/(1 + j)] N/12} - 1 Where:
        o i is the U.S. Treasury Strip ask side yield as published in the Wall Street Journal on the last business day of the week prior to the date the stated rate of interest was established for the Guarantee Period. The term of i is measured in years and equals the term of the Guarantee Period.

        o j is the U.S. Treasury Strip ask side yield as published in the Wall Street Journal on the last business day of the week prior to the week the Guarantee Period is broken.

        The term of j equals the remaining term to maturity of the Guarantee Period, rounded up to the higher number of years; and N is the number of complete months remaining until maturity. If N is less than 6, the MVA will equal 0.
        Examples Following are four examples of Market Value Adjustments illustrating (1) increasing interest rates, (2) decreasing interest rates, (3) flat interest rates (i and j are within .10% of each other), and (4) less than 6 months to maturity.




        Example #1--Increasing
        Interest Rates
        ------------------------
Deposit                  $25,000 on November 1, 1996



Maturity date            December 31, 2006

------------------------ ---------------------------
------------------------ ---------------------------

Interest Guarantee       10 years
Period

------------------------ ---------------------------
------------------------ ---------------------------

i                        assumed to be 6.15%

------------------------ ---------------------------
------------------------ ---------------------------

Surrender date           July 1, 2001

------------------------ ---------------------------
------------------------ ---------------------------

j                        7.00%

------------------------ ---------------------------
------------------------ ---------------------------

Amount surrendered       $10,000

------------------------ ---------------------------
------------------------ ---------------------------

N                        65

------------------------ ---------------------------


MVAF   = {[(1 + i)/(1 + j)]N/12} - 1 = {[1.0615/1.07]65/12} - 1 = .957718 -
       1 = -.042282

MVA    = (amount Transferred or surrendered) x MVAF = $10,000 x - .042282 =
       - $422.82

Surrender Value = (amount Transferred or surrendered + MVA) x (1-CDSC) =
       ($10,000 + - $422.82) x (1-0) = $9,577.18


------------------------ ---------------------------

Example #2--Decreasing
Interest Rates

Deposit                  $25,000 on November 1, 1996
------------------------ ---------------------------
------------------------ ---------------------------
Maturity date            December 31, 2006
------------------------ ---------------------------
------------------------ ---------------------------
Interest Guarantee       10 years
Period
------------------------ ---------------------------
------------------------ ---------------------------
i                        assumed to be 6.15%
------------------------ ---------------------------
------------------------ ---------------------------
Surrender date           July 1, 2000
------------------------ ---------------------------
------------------------ ---------------------------
j                        5.00%
------------------------ ---------------------------
------------------------ ---------------------------
Amount surrendered       $10,000
------------------------ ---------------------------
------------------------ ---------------------------
N                        65
------------------------ ---------------------------

MVAF   = {[(1 + i)/(1 + j)]N/12} - 1 = {[1.0615/1.05]65/12} - 1 = .060778

MVA    = (amount Transferred or surrendered) x MVAF = $10,000 x .060778 =
       $607.78

Surrender Value = (amount Transferred or surrendered + MVA) x (1-CDSC) =
       ($10,000 + $607.78) x (1-0) = $10,607.78


                                       52

Example #3--Flat Interest Rates
------------------------ ---------------------------
Deposit                  $25,000 on November 1,
                         1996
------------------------ ---------------------------
------------------------ ---------------------------
Maturity date            December 31, 2006
------------------------ ---------------------------
------------------------ ---------------------------
Interest Guarantee       10 years
Period
------------------------ ---------------------------
------------------------ ---------------------------
i                        assumed to be 6.15%
------------------------ ---------------------------
------------------------ ---------------------------
Surrender date           July 1, 2001
------------------------ ---------------------------
------------------------ ---------------------------
j                        6.24%
------------------------ ---------------------------
------------------------ ---------------------------
Amount surrendered       $10,000
------------------------ ---------------------------
------------------------ ---------------------------
N                        65
------------------------ ---------------------------

MVAF   = {[(1 + i)/(1 + j)]N/12} - 1 = {[1.0615/1.0624]65/12} - 1 = .995420
       - 1 = -.004580

MVA    = (amount Transferred or surrendered) x MVAF = $10,000 x -.004589 =
       $-45.80

Surrender Value = (amount Transferred or surrendered + MVA) x (1-CDSC) =
       ($10,000 - $45.80) x (1-0) = $9,954.20

Example #4--N < 6 (less than 6 months to maturity)
------------------------ ---------------------------
Deposit                  $25,000 on November 1,
                         1996
------------------------ ---------------------------
------------------------ ---------------------------
Maturity date            December 31, 2006
------------------------ ---------------------------
------------------------ ---------------------------
Interest Guarantee       10 years
Period
------------------------ ---------------------------
------------------------ ---------------------------
i                        assumed to be 6.15%
------------------------ ---------------------------
------------------------ ---------------------------
Surrender date           July 1, 2006
------------------------ ---------------------------
------------------------ ---------------------------
j                        7.00%
------------------------ ---------------------------
------------------------ ---------------------------
Amount surrendered       $10,000
------------------------ ---------------------------
------------------------ ---------------------------
N                        5
------------------------ ---------------------------

MVAF   = {[(1 + i)/(1 + j)]N/12} - 1
       = {[1.0615/1.07]5/12} - 1
       = .99668 - 1
       = -.00332
However, N<6, so MVAF = 0

MVA    = (amount Transferred or surrendered) x MVAF = $10,000 x 0 = $0

Surrender Value = (amount Transferred or surrendered + MVA) x (1-CDSC) =
       ($10,000 + $0) x (1-0) = $10,000



                                       53


--------------------------------------------------------------------------------
Appendix C--Net Investment Factor

The Net Investment  Factor is determined by dividing (a) by (b), and subtracting
(c) from the result where:

(a) is the net result of:

1) the net asset value per share of the Portfolio shares determined as of the end of the current Valuation Period, plus

2) the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Portfolio on shares if the "ex-dividend" date occurs during the current Valuation Period, minus or plus

3) a per unit charge or credit for any taxes incurred by or provided for in the Sub-Account, which is determined by First GWL&A to have resulted from the investment operations of the Sub-Account, and

(b) is the net asset value per share of the Portfolio shares determined as of the end of the immediately preceding Valuation Period, and (c) is an amount representing the Mortality and Expense Risk Charge deducted from each Sub-Account on a daily basis. Such amount is equal to 0.85%.
The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit Value may increase, decrease or remain unchanged. The net asset value per share referred to in paragraphs (a)(1) and
(b) above, reflect the investment performance of the Portfolio as well as the payment of Portfolio expenses.
--------------------------------------------------------------------------------


                                       54

--------------------------------------------------------------------------------

Financial Statements and Independent Auditors' Report
On the following pages, you will find the financial statements and the Independent Auditors' Report for First Great-West Life & Annuity Insurance Company for the years ended December 31, 2001, 2000 and 1999.



                                       55
                First Great-West Life & Annuity Insurance Company
   (A wholly-owned subsidiary of Great-West Life & Annuity Insurance Company)

                    Financial Statements for the Years Ended
                        December 31, 2001, 2000, and 1999
                        and Independent Auditors' Report





INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholder of First Great-West Life & Annuity Insurance Company:

We have audited the accompanying balance sheets of First Great-West Life & Annuity Insurance Company (a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company) as of December 31, 2001 and 2000, and the related statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of First Great-West Life & Annuity Insurance Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Denver, Colorado
January 28, 2002


                                        4

                FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

BALANCE SHEETS
DECEMBER 31, 2001 AND 2000

================================================================================

(Dollars in Thousands)

ASSETS                                                            2001                2000

                                                            -----------------   -----------------


INVESTMENTS:
  Fixed maturities, available-for-sale, at fair value
    (amortized cost $176,687 and $148,522)                $       178,591    $        150,631
  Short-term investments, available-for-sale (cost
    approximates fair value)                                        3,854              15,907

                                                            -----------------   -----------------

  Total Investments                                               182,445             166,538

OTHER ASSETS:
  Cash                                                              7,860               8,462
  Reinsurance receivable                                            2,346               1,924
  Deferred policy acquisition costs                                 1,257               1,717
  Investment income due and accrued                                 1,713               1,325
  Amounts receivable related to uninsured
    accident and health plan claims (net of allowances of
    $1,835 and $0)                                                  1,884               2,069
  Premiums in course of collection
    (net of allowances of $875 and $776)                              792               2,502
  Deferred income taxes                                             1,377               1,107
  Due from Parent Corporation                                         107              10,207
  Other assets                                                      3,371               4,596
SEPARATE ACCOUNT ASSETS                                            45,576              47,359

                                                            -----------------   -----------------














TOTAL ASSETS                                              $       248,728    $        247,806

                                                            =================   =================



                                                                                  (Continued)


==============================================================================================



LIABILITIES AND STOCKHOLDER'S EQUITY

POLICY BENEFIT LIABILITIES:
  Policy reserves                                        $       152,874    $        137,657
  Policy and contract claims                                       1,175               3,851
  Policyholders' funds                                             2,801               2,762
GENERAL LIABILITIES:
  Bank overdrafts                                                  3,104               8,954
  Contract deposits                                                                    7,761
  Other liabilities                                                1,986               3,388
SEPARATE ACCOUNT LIABILITIES                                      45,576              47,359

                                                           -----------------   -----------------

  Total Liabilities                                              207,516             211,732

                                                           -----------------   -----------------


COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY:
  Common stock, $1,000 par value, 10,000 shares
    authorized, 2,500 issued and outstanding                       2,500               2,500
  Additional paid-in capital                                      28,600              28,600
  Accumulated other comprehensive income                             727               1,082
  Retained earnings                                                9,385               3,892

                                                           -----------------   -----------------

  Total Stockholder's Equity                                      41,212              36,074

                                                           -----------------   -----------------
















  TOTAL LIABILITIES AND
  STOCKHOLDER'S EQUITY                                   $       248,728    $        247,806

                                                           =================   =================



See notes to financial statements.                                               (Concluded)


                                       11

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

==============================================================================================

(Dollars in Thousands)

                                                     2001             2000            1999

                                                ---------------  ---------------  --------------

REVENUES:
  Premium income (net of premium ceded
    of $140, $109, and $64)                   $     15,130     $     13,565     $      9,144
  Fee income                                         5,575            6,577              692
  Net investment income                             11,763           10,333            6,278
  Net realized gains (losses) on investments           642               67               (6)

                                                ---------------  ---------------  --------------

                                                    33,110           30,542           16,108

                                                ---------------  ---------------  --------------

BENEFITS AND EXPENSES:
  Life and other policy benefits (net of
    reinsurance recoveries of $177, $964,
    and $740)                                       11,132           15,625            4,391
  (Decrease) increase in reserves                   (1,262)            (944)           4,003
  Interest paid or credited to
   contractholders                                   7,829            7,011            4,584
  General and administrative expenses                6,624            5,460            1,466

                                                ---------------  ---------------  --------------

                                                    24,323           27,152           14,444

                                                ---------------  ---------------  --------------


INCOME BEFORE INCOME TAXES                           8,787            3,390            1,664

PROVISION FOR INCOME TAXES:
  Current                                            3,383            2,307               65
  Deferred                                             (89)            (961)             576

                                                ---------------  ---------------  --------------

                                                     3,294            1,346              641

                                                ---------------  ---------------  --------------


NET INCOME                                    $      5,493     $      2,044     $      1,023

                                                ===============  ===============  ==============













See notes to financial statements.



FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF STOCKHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999

==============================================================================================

(Dollars in Thousands)

                                                                                       Accumulated
                                                                       Additional         Other
                                                                        Paid-in       Comprehensive       Retained
                                           Shares         Amount        Capital       Income (Loss)       Earnings        Total

                                        -------------  -------------  -------------   ---------------   -------------  -------------



BALANCES, JANUARY 1, 1999                    2,500   $      2,500   $     12,600   $         717     $         825   $     16,642

    Net income                                                                                               1,023          1,023
    Other comprehensive income                                                            (3,051)                          (3,051)
(loss)

                                                                                                                       -------------

  Comprehensive income (loss)                                                                                              (2,028)

                                                                                                                       -------------

  Capital contribution                                                    16,000                                           16,000

                                        -------------  -------------  -------------   ---------------   -------------  -------------

BALANCES, DECEMBER 31, 1999                  2,500          2,500         28,600          (2,334)            1,848         30,614

  Net income                                                                                                 2,044          2,044
  Other comprehensive income                                                               3,416                            3,416

                                                                                                                       -------------

Comprehensive income                                                                                                        5,460

                                        -------------  -------------  -------------   ---------------   -------------  -------------

BALANCES, DECEMBER 31, 2000                  2,500          2,500         28,600           1,082             3,892         36,074

    Net income                                                                                               5,493          5,493
    Other comprehensive income                                                              (355)                            (355)
(loss)

                                                                                                                       -------------

  Comprehensive income                                                                                                      5,138

                                                                                                                       -------------
                                        -------------  -------------  -------------   ---------------   -------------  -------------

BALANCES, DECEMBER 31, 2001                  2,500   $      2,500   $     28,600   $         727     $       9,385   $     41,212

                                        =============  =============  =============   ===============   =============  =============









See notes to financial statements.



FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999

==============================================================================================

(Dollars in Thousands)

                                                         2001           2000           1999

                                                      ------------   ------------  -------------

OPERATING ACTIVITIES:

  Net income                                        $    5,493    $     2,044    $     1,023
  Adjustments to reconcile net income to net cash
    provided by operating activities
      Amortization of investments                       (1,144)        (1,032)            59
      Realized (gains) losses on sale of                  (642)           (67)             6
investments
      Amortization of deferred acquisition costs           393            213            112
      Deferred income taxes                                (89)          (961)           576
  Changes in assets and liabilities:
      Accrued interest and other receivables             1,322         (2,086)        (1,046)
      Policy benefit liabilities                         3,484          5,902         13,389
      Reinsurance receivable                              (422)          (498)        (1,303)
      Bank overdrafts                                   (5,850)         7,446          1,508
      Contract deposits                                 (7,761)         7,761
      Other, net                                          (235)           695         (2,765)

                                                      ------------   ------------  -------------

        Net cash provided by (used in)
          operating activities                          (5,451)        19,417         11,559

                                                      ------------   ------------  -------------


INVESTING ACTIVITIES:

Proceeds from sales, maturities, and redemptions of investments:
  Fixed maturities:
    Held-to-maturity                                                      667            447
    Available-for-sale                                  59,417         50,107         15,683

Purchases of investments:
  Fixed maturities:
    Held-to-maturity                                                  (14,144)       (23,000)
    Available-for-sale                                 (73,742)       (83,570)       (31,066)

                                                      ------------   ------------  -------------

        Net cash used in investing activities       $  (14,325)   $   (46,940)   $   (37,936)

                                                     ------------   ------------  -------------


See notes to financial statements.                                                (Continued)



FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999

==============================================================================================

(Dollars in Thousands)

                                                         2001           2000           1999

                                                      ------------   ------------  -------------

FINANCING ACTIVITIES:

  Contract deposits, net of withdrawals                  9,074         37,447        20,494
  Due (from) to Parent Corporation                      10,100         (6,905)       (5,379)
  Capital contributions                                                              16,000

                                                      ------------   ------------  -------------

        Net cash provided by financing activities       19,174         30,542        31,115

                                                      ------------   ------------  -------------


NET INCREASE (DECREASE) IN CASH                           (602)         3,019         4,738

CASH, BEGINNING OF YEAR                                  8,462          5,443           705

                                                      ------------   ------------  -------------


CASH, END OF YEAR                                   $    7,860    $     8,462    $    5,443

                                                      ============   ============  =============


SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION
  Cash paid (received) during the year for:
    Income taxes                                    $        0    $     2,217    $   (1,073)




See notes to financial statements.                                                (Concluded)



                                       59
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999

================================================================================

(Dollars in Thousands)

1. ORGANIZATION

        First Great-West Life & Annuity Insurance Company (the Company) is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (the Parent Corporation). The Company was incorporated as a stock life insurance company in the State of New York and was capitalized on April 4, 1997, through a $6,000 cash investment from the Parent Corporation for 2,000 shares of common stock. On December 29, 1997, the Company issued an additional 500 shares of common stock to the Parent Corporation for $500. The Company was licensed as an insurance company in the State of New York on May 28, 1997. The Company does business in New York through two business segments, as discussed in Note 12.

2. SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        Certain reclassifications have been made to the 2000 and 1999 financial statements to conform to the 2001 presentation. These changes in classification had no effect on previously reported stockholder's equity or net income.

        Investments - Management has classified its fixed maturities as available for sale and carries them at fair value with the net unrealized gains and losses reported as accumulated other comprehensive income (loss) in stockholder's equity.

        Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses, and declines in value judged to be other-than-temporary are included in net realized gains/(losses) on investments.

        Short-term investments include securities purchased with initial maturities of one year or less and are carried at amortized cost. The Company considers short-term investments to be available-for-sale and amortized cost approximates fair value.

        Cash - Cash includes only amounts in demand deposit accounts.



        Deferred Policy Acquisition Costs - Policy acquisition costs, which primarily consist of sales commissions related to the production of new business, have been deferred to the extent recoverable. These costs are variable in nature and are dependant upon sales volume. Deferred costs associated with the annuity products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits. Deferred costs associated with traditional life insurance are amortized over the premium paying period of the related policies in proportion to premium revenues recognized. Amortization of deferred policy acquisition costs totaled $393, $213, and $112 in 2001, 2000, and 1999, respectively.

        Separate Accounts - Separate account assets and related liabilities are carried at fair value. The Company's separate accounts invest in shares of various external mutual funds. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and, therefore, are not included in the Company's statements of income. Revenues to the Company from the separate accounts consist of contract maintenance fees, administration fees, and mortality and expense risk charges.

        Policy Reserves - Life insurance and annuity policy reserves with life contingencies of $145,593 and $135,191 at December 31, 2001 and 2000, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses, and retrospective experience rating premium refunds. Annuity contract reserves without life contingencies of $5,995 and $141 at December 31, 2001 and 2000, respectively, are established at contractholders' account value.

        Reinsurance - Policy reserves ceded to other insurance companies are carried as a reinsurance receivable on the balance sheet. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies (See Note 6).

        Policy and Contract Claims - Policy and contract claims include provisions for reported life and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred and unreported based primarily on prior experience of the Company.



        Recognition of Premium Income and Expenses - Life insurance premiums are recognized when due. Accident and health premiums are earned on a monthly pro rata basis. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance, contract administration, and surrender fees that have been assessed against the contract account balance during the period, and are realized as assessed and earned. Fee income is derived primarily from contracts for claim processing or other administrative services related to uninsured business and from assets under management. Fees from contracts for claim processing or other administrative services are recorded as the services are provided. Fees from assets under management, which consist of contract maintenance fees, administration fees and mortality and expense risk charges, are recognized when due. Benefits and expenses on policies with life contingencies impact income by means of the provision for future policy benefit reserves, resulting in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for future policy benefit reserves. The average credit rating on annuity products, first sold in 2001, was approximately 4.2%.

        Income Taxes - Income taxes are recorded using the asset and liability approach, which requires, among other provisions, the recognition of deferred tax assets and liabilities for expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, all expected future events (other than the enactments or changes in the tax laws or rules) are considered. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized.


        Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - FASB has issued Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - A replacement of FASB Statement No. 125", (SFAS No. 140) which revises the standards for accounting for securitizations and other transfers of financial assets and collateral, and requires certain disclosures. SFAS No. 140 was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. Certain disclosure requirements under SFAS No. 140 were effective December 15, 2000, and these requirements have been incorporated in the Company's financial statements. The adoption of SFAS No. 140 did not have a material effect on the financial position or results of operations of the Company.

        Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interest in Securitized Financial Assets - Effective April 1, 2001, the Company adopted Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interest in Securitized Financial Assets" (EITF 99-20). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material impact on the Company's financial position or results of operations.

        Business  Combinations  - On June  29,  2001  Statement  of  Financial
        Accounting

          ----------------------

        Standards (SFAS) No.141, "Business Combinations" (SFAS No. 141) was approved by the FASB. SFAS No. 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001. The Company implemented SFAS No. 141 on July 1, 2001. Adoption of the Statement did not have a material impact on the Company's financial position or results of operations.

        Goodwill and Other Intangible Assets - On June 29, 2001, SFAS No. 142, "Goodwill and Other Intangible Assets" (SFAS No. 142) was approved by the FASB. SFAS No. 142 changes the accounting for goodwill and certain other intangibles from an amortization method to an impairment-only approach. Amortization of goodwill, including goodwill recorded in past business combinations, will cease upon adoption of this statement. The Company implemented SFAS No. 142 on January 1, 2002 and, although it is still reviewing the provisions of this Statement, management's preliminary assessment is that the Statement will not have a material impact on the Company's financial position or results of operations.

        Long Lived Assets - In August 2001, the FASB issued SFAS No.144 "Accounting for the Impairment or Disposal of Long-Lived Assets" (SFAS No.144). SFAS No.144 supercedes current accounting guidance relating to impairment of long-lived assets and provides a single accounting methodology for long-lived assets to be disposed of, and also supercedes existing guidance with respect to reporting the effects of the disposal of a business. SFAS No.144 was adopted January 1, 2002 without a material impact on the Company's financial position or results of operations.

        Regulatory Requirements - In accordance with the requirements of the State of New York, the Company must demonstrate adequate capital, as defined. At December 31, 2001, the Company was in compliance with the requirement.

        The Company is also required to maintain an investment deposit in the amount of $5,000 in cash or investment certificates with the New York Insurance Commissioner for the protection of policyholders in the event the Company is unable to satisfactorily meet its contractual obligations. A United States Treasury obligation, whose cost approximates market value, was designated to meet this requirement at December 31, 2001.

3. ACQUISITIONS

        On October 6, 1999, the Parent Corporation entered into a purchase and sale agreement (the Agreement) with Allmerica Financial Corporation (Allmerica) to acquire, via assumption reinsurance, Allmerica's group life and health insurance business on March 1, 2000. The policies resident in the State of New York have been assigned to the Company as part of the Agreement. This business primarily consists of administrative services only and stop loss policies. The in-force business was immediately coinsured back to Allmerica and then underwritten and retained by the Company upon each policy renewal date. The purchase price, as defined in the Agreement, was based on a percentage of the amount in-force at March 1, 2000 contingent on the persistency of the block of business through March 2001. The effect of this transaction was not material to the Company's results of operations or financial position.

4. RELATED-PARTY TRANSACTIONS

        The Company and the Parent Corporation have service agreements whereby the Parent Corporation administers, distributes, and underwrites business for the Company and administers the Company's investment portfolio, and whereby, the Company provides certain services for the Parent Corporation. The amounts recorded are based upon management's best estimate of actual costs incurred and resources expended based upon number of policies and/or certificates in force. These transactions are summarized as follows:



                                                                  Years Ended
                                                                  December 31,

                                                      -------------------------------------

                                                         2001         2000         1999

        ============================================  -----------  -----------  -----------

        Investment management expense

        ============================================

          (included in net investment income)       $      123   $      128   $       96

        ============================================

        Administrative and underwriting services

        ============================================

          (included in general and administrative
        ===========================================      3,070        2,222          166
           expenses)

        ============================================


        The Company and the Parent Corporation have an agreement whereby the Parent Corporation has committed to provide certain financial support related to maintaining adequate regulatory surplus and liquidity.

5. ALLOWANCES ON POLICYHOLDER RECEIVABLES

        The Company maintains an allowance for credit losses at a level that, in management's opinion, is sufficient to absorb credit losses on its amounts receivable related to uninsured accident and health plan claims and premiums in course of collection. Management's judgement is based on past loss experience and current and projected economic conditions.

         Allowances for amounts receivable related to uninsured accident and health plan claims:

                                                        2001           2000           1999

                                                    -------------  -------------  -------------


        Balance, beginning of year               $               $
        Provisions charged to operations                 1,935
        Amounts written off - net                         (100)

                                                    -------------  -------------  -------------

        Balance, end of year                     $       1,835   $          0              0

                                                    =============  =============  =============


         Allowances for premiums in course of collection:
                                                        2001            2000          1999

                                                    -------------   -------------  ------------


        Balance, beginning of year                $        776   $         580   $
        Provisions charged to operations                   167             196            580
        Amounts written off - net                          (68)

                                                                    -------------
                                                    -------------                  ------------

        Balance, end of year                      $        875   $         776   $        580

                                                    =============   =============  ============


6. REINSURANCE

        In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and co-insurance contracts. The Company retains 100% of the first $50 of coverage per individual life and has a maximum retention of $250 per individual life. Life insurance policies are first reinsured to the Parent Corporation up to a maximum of $1,250 of coverage per individual life. Any excess amount is reinsured to a third party.

        Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2001 and 2000, the reinsurance receivable had a carrying value of $2,346 and $1,924, respectively.

        Total reinsurance premiums ceded to the Parent Corporation in 2001, 2000, and 1999 were $107, $77, and $43, respectively.

        On December 1, 1999, the Company entered into an assumption reinsurance agreement with Anthem Health & Life Insurance Company of New York (AH&L
        NY), to acquire a block of life and health insurance business. The Company also agreed to the assignment of a coinsurance agreement between the Parent Corporation and AH&L NY on certain policies that would not be transferred to the Company via assumption reinsurance. The business primarily consists of administration services only, and stop loss policies. The Company assumed $7,904 of policy reserves and miscellaneous assets and liabilities in exchange for equal consideration from AH&L NY and the Parent Corporation.



        The following schedule details life insurance in force and life and accident/health premiums:




                                              Ceded       Assumed                    Percentage
                                           Primarily to  Primarily                   of Amount
                               Gross        the Other    From Other       Net         Assumed
                               Amount       Companies    Companies       Amount        To Net

                            -------------  ------------- -----------  -------------  -----------

        December 31, 2001:
          Life insurance in force:
            Individual    $    493,567   $    136,613   $           $    356,954        0.0%
            Group              393,861                                   393,861        0.0%

                            -------------  ------------- -----------  -------------

          Total           $    887,428   $    136,613   $           $    750,815

                            =============  ============= ===========  =============


          Premium Income:
            Life          $      3,789   $        107   $           $      3,682        0.0%
        insurance
                                11,724            268                     11,456        0.0%
        Accident/health

                            -------------  ------------- -----------  -------------

          Total           $     15,513   $        375   $           $     15,138

                            =============  ============= ===========  =============


        December 31, 2000:
          Life insurance in force:
            Individual    $    468,463   $    125,222   $           $    343,241        0.0%
            Group              623,454                                   623,454        0.0%

                            -------------  ------------- -----------  -------------

          Total           $  1,091,917   $    125,222   $           $    966,695

                            =============  ============= ===========  =============


          Premium Income:
            Life          $      3,193   $         76   $           $      3,117        0.0%
        insurance
                                 8,591             76        1,933        10,448       18.5%
        Accident/health

                            -------------  ------------- -----------  -------------

          Total           $     11,784   $        152   $    1,933  $     13,565

                            =============  ============= ===========  =============


        December 31, 1999:
          Life insurance in force:
            Individual    $    329,346   $    125,688   $           $    203,658        0.0%
            Group            1,075,000                                 1,075,000        0.0%

                            -------------  ------------- -----------  -------------

          Total           $  1,404,346   $    125,688   $           $  1,278,658

                            =============  ============= ===========  =============


          Premium Income:
            Life          $        685   $         57   $       93  $        721       12.9%
        insurance
                                 9,471          1,064           23         8,430        0.3%
        Accident/health

                            -------------  ------------- -----------  -------------

          Total           $     10,156   $      1,121   $      116  $      9,151

                            =============  ============= ===========  =============



7. SUMMARY OF INVESTMENTS

        Fixed maturities owned at December 31, 2001 are summarized as follows:

                                                Gross        Gross      Estimated
                                  Amortized   Unrealized   Unrealized     Fair       Carrying
                                    Cost        Gains        Losses       Value        Value

                                  ----------  -----------  -----------  ----------   ----------

        Available-for-Sale:
          U.S. Government       $   46,579  $    1,584   $      187   $   47,976  $    47,976
        Agencies
          Collateralized
        mortgage
            obligations              9,954         259                    10,213       10,213
          Public utilities           7,000         524                     7,524        7,524
          Corporate bonds           46,480         549        1,213       45,816       45,816
          Asset backed              66,674       1,030          642       67,062       67,062
        securities

                                  ----------  -----------  -----------  ----------   ----------

                                $  176,687  $    3,946   $    2,042   $  178,591  $   178,591

                                  ==========  ===========  ===========  ==========   ==========


        Fixed maturities owned at December 31, 2000 are summarized as follows:

                                                Gross        Gross      Estimated
                                  Amortized   Unrealized   Unrealized     Fair       Carrying
                                    Cost        Gains        Losses       Value        Value

                                  ----------  -----------  -----------  ----------   ----------

        Available-for-Sale:
          U.S. Government       $   52,169  $    1,454   $       25   $   53,598  $    53,598
        Agencies
          Collateralized
        mortgage
            obligations              9,953                      237        9,716        9,716
          Public utilities           7,000         218                     7,218        7,218
          Corporate bonds           29,029         160          991       28,198       28,198
          Asset backed              50,371       1,743          213       51,901       51,901
        securities

                                  ----------  -----------  -----------  ----------   ----------

                                $  148,522  $    3,575   $    1,466   $  150,631  $   150,631

                                  ==========  ===========  ===========  ==========   ==========


  The collateralized mortgage obligations consist primarily of sequential and planned amortization classes with final stated maturities of two to thirty years and average lives of less than one to fifteen years. Prepayments on all mortgage-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities is adjusted by such prepayments.

        See Note 8 for additional information on policies regarding estimated fair value of fixed maturities.

        The amortized cost and estimated fair value of fixed maturity investments at December 31, 2001, by projected maturity, are shown below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               Available-for-Sale

                                             ------------------------

                                             Amortized    Estimated
                                                Cost      Fair Value

                                             -----------  -----------

        Due in one year or less            $    2,882   $    3,075
        Due after one year through five        40,924       42,592
        years
        Due after five years through ten       26,265       25,469
        years
        Due after ten years                     1,252        1,271
        Mortgage-backed securities             38,690       39,122
        Asset-backed securities                66,674       67,062

                                             -----------  -----------

                                           $  176,687   $  178,591

                                             ===========  ===========


        Proceeds from sales of securities available-for-sale were $54,832, $44,237, and $15,158 during 2001, 2000, and 1999, respectively. The realized gains on such sales totaled $950, $296, and $15 for 2001, 2000, and 1999, respectively. The realized losses totaled $308, $229, and $21 for 2001, 2000, and 1999, respectively.

        During 2000, the Company transferred all securities classified as held-to-maturity into the available-for-sale category. The Company recorded a $645 unrealized gain associated with this transfer in other comprehensive income, net of tax.

8. ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

                                                               December 31,

                                             --------------------------------------------------

                                                      2001                      2000

                                             ------------------------  ------------------------

                                              Carrying    Estimated     Carrying    Estimated
                                               Amount     Fair Value     Amount     Fair Value

                                             -----------  -----------  -----------  -----------

        ASSETS:
          Fixed maturities and short-term
            investments                    $  182,445   $  182,445   $  166,538   $  166,538
        LIABILITIES:
          Annuity contract reserves
        without
            life contingencies                  5,995        5,995          141          141
          Policyholders' funds                  2,801        2,801        2,762        2,762

        The estimated fair value of financial instruments have been determined using available information and appropriate valuation methodologies. However, considerable judgement is required to interpret market data to develop estimates of fair value. Accordingly, the estimates presented are not necessarily indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

        The estimated fair value of fixed maturities that are publicly traded are obtained from an independent pricing service. To determine fair value for fixed maturities not actively traded, the Company utilized discounted cash flows calculated at current market rates on investments of similar quality and term.

        The fair value of annuity contract reserves without life contingencies are estimated by discounting the cash flows to maturity of the contracts, utilizing current credited rates for similar products.

        The estimated fair value of policyholders' funds is the same as the carrying amount as the Company can change the crediting rates with 30 days notice.




9. FEDERAL INCOME TAXES

   The following is a reconciliation between the federal income tax rate and the Company's effective rate:

                                                 2001           2000           1999

                                              -----------    -----------    ------------

        Federal tax rate                          35.0   %       35.0   %       35.0    %
        Change in tax rate resulting from:
                    Prior year tax                (3.9)          (0.9)          (1.1)
        adjustment
                    State taxes                    6.0            5.6            4.6
          Other                                    0.4

                                              -----------    -----------    ------------

        Total                                     37.5   %       39.7   %       38.5    %

                                              ===========    ===========    ============


        Temporary differences, which give rise to the deferred tax assets and liabilities as of December 31, 2001 and 2000, are as follows:

                                               2001                   2000

                                        --------------------   --------------------


                                        Deferred   Deferred    Deferred   Deferred
                                          Tax        Tax         Tax        Tax
                                         Asset     Liability    Asset     Liability

                                        ---------  ---------   ---------  ---------

        Policy reserves               $    261              $     204
        Deferred policy
          acquisition costs                      $     279              $     601
        Deferred acquisition
          cost proxy tax                 2,180                  2,226
        Investment assets                              837                    753
        State taxes                         92                     31
        Other                                           40

                                        ---------  ---------   ---------  ---------

        Total deferred taxes          $  2,533   $   1,156  $   2,461   $   1,354

                                        =========  =========   =========  =========


        Amounts related to investment assets above include $666 and $738 related to the unrealized gains on the Company's fixed maturities available-for-sale at December 31, 2001, and 2000, respectively. Although realization is not assured, management believes it is more likely than not that all of the deferred tax asset will be realized.

        The Company and the Parent Corporation have entered into an income tax allocation agreement whereby the Parent Corporation could file a consolidated federal income tax return. Under the agreement the Company is responsible for and will receive the benefits of any income tax liability or benefit computed on a separate basis. In 2001, the Company will file on a consolidated basis with its Parent Corporation.




10.  OTHER COMPREHENSIVE INCOME

        Other comprehensive income (loss) for the year ended December 31, 2001 is summarized as follows:

                                                                    Tax
                                                Before-Tax        (Expense)       Net-of-Tax
                                                  Amount         or Benefit         Amount

                                               --------------   --------------  ---------------

        Unrealized gains on
          available-for-sale securities:
          Unrealized holding gains
            arising during the period                    16               (5)             11
          Less: reclassification adjustment
            for (gains) losses realized in
        net                                  $         (220) $            69  $         (151)
            income

                                               --------------   --------------  ---------------

          Net unrealized gains (losses)                (204)              64            (140)
        Reserve and DAC adjustment                     (331)             116            (215)

                                               --------------   --------------  ---------------

        Other comprehensive income (loss)    $         (535) $           180  $         (355)

                                               ==============   ==============  ===============


        Other comprehensive income for the year ended December 31, 2000 is summarized as follows:
                                                                     Tax
                                                Before-Tax        (Expense)       Net-of-Tax
                                                  Amount         or Benefit         Amount

                                               --------------   --------------  ---------------

        Unrealized gains on
          available-for-sale securities:
          Unrealized holding gains
            Arising during the period        $        5,700  $        (1,995) $        3,705

                                               --------------   --------------  ---------------

          Net unrealized gains                        5,700           (1,995)          3,705
        Reserve and DAC adjustment                     (444)             155            (289)

                                               --------------   --------------  ---------------

        Other comprehensive income           $        5,256  $        (1,840) $        3,416

                                               ==============   ==============  ===============


        Other comprehensive income (loss) for the year ended December 31, 1999 is summarized as follows:
                                                                     Tax
                                                Before-Tax        (Expense)       Net-of-Tax
                                                  Amount         or Benefit         Amount

                                               --------------   --------------  ---------------

        Unrealized gains on
          available-for-sale securities:
          Unrealized holding gains (losses)
            Arising during the period        $       (5,425) $         1,900  $       (3,525)

                                               --------------   --------------  ---------------

          Net unrealized gains (losses)              (5,425)           1,900          (3,525)
        Reserve and DAC adjustment                      729             (255)            474

                                               --------------   --------------  ---------------

        Other comprehensive income (loss)    $       (4,696) $         1,645  $       (3,051)

                                               ==============   ==============  ===============



11.  DIVIDEND RESTRICTIONS AND CODIFICATION

        The Company's net income and capital and surplus, as determined in accordance with statutory accounting principles and practices for December 31 are as follows:

                                                      2001          2000           1999

        ========================================   ------------  ------------   ------------

                                                   (Unaudited)

        ========================================

        Net income                              $     7,138    $        27   $      1,202

        ========================================

        Capital and surplus                          33,406         26,999         29,289

        ========================================


  In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles (Codification). The Codification, which is intended to standardize accounting and reporting to state insurance departments, was effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The New York Division of Insurance required adoption of Codification with certain modifications for the preparation of statutory financial statements effective January 1, 2001. The adoption of Codification as modified by the New York Division of Insurance increased statutory net worth as of January 1, 2001, by approximately $2,795 (Unaudited). (The modifications adopted by the New York Division of Insurance had the effect of decreasing the effect on statutory net worth by approximately $2,901 (Unaudited).)

        As an insurance company domiciled in the State of New York, the Company is required to maintain a minimum of $6,000 of capital and surplus. In addition, the maximum amount of dividends, which can be paid to stockholders, is subject to restrictions relating to statutory surplus and statutory adjusted net investment income. The Company should be able to pay dividends of $3,341 in 2002. The Company paid no dividends in 2001 and 2000. Dividends are paid as determined by the Board of Directors.

12.  SEGMENT INFORMATION

        The Company has two reportable segments: Employee Benefits and Financial Services. The Employee Benefits segment markets group life and health and 401(k) products to small and mid-sized corporate employers. The Financial Services segment markets and administers savings products to public and not-for-profit employers and individuals and offers life insurance products to individuals and businesses. The Company's reportable segments are strategic business units that offer different products and services. They are managed separately as each segment has unique distribution channels.

  The accounting policies of the segments are the same as those described in
Note 2. The Company evaluates performance based on profit or loss from operations after income taxes.

        The Company's operations are not materially dependent on one or a few customers, brokers or agents.

        Summarized segment financial information for the year ended and as of December 31, 2001 was as follows:

        Operations:                              Employee         Financial
                                                 Benefits         Services          Total

                                               --------------   --------------  ---------------

        Revenue:
          Premium income                     $       15,055  $            75  $       15,130
          Fee income                                  5,202              373           5,575
          Net investment income                       1,479           10,284          11,763
          Realized investment gains (losses)            (37)             679             642

                                               --------------   --------------  ---------------

        Total revenue                                21,699           11,411          33,110
        Benefits and Expenses:
          Benefits                                    9,473            8,226          17,699
          Operating expenses                          5,085            1,539           6,624

                                               --------------   --------------  ---------------

        Total benefits and expenses                  14,558            9,765          24,323

                                               --------------   --------------  ---------------


        Net operating income before
          Income taxes                                7,141            1,646           8,787
        Income taxes                                  2,662              632           3,294

                                               --------------   --------------  ---------------

        Net income                           $        4,479  $         1,014  $        5,493

                                               ==============   ==============  ===============


        Assets:
        Investment assets                    $       26,223  $       156,222  $      182,445
        Other assets                                 18,540            2,167          20,707
        Separate account assets                       3,027           42,549          45,576

                                               --------------   --------------  ---------------

        Total assets                         $       47,790  $       200,938  $      248,728

                                               ==============   ==============  ===============


        Summarized segment financial information for the year ended and as of December 31, 2000 was as follows:

        Operations:                              Employee         Financial
                                                 Benefits         Services          Total

                                               --------------   --------------  ---------------

        Revenue:
          Premium income                     $       13,467  $            98  $       13,565
          Fee income                                  6,215              362           6,577
          Net investment income                       1,111            9,222          10,333
          Realized investment gains                                       67              67

                                               --------------   --------------  ---------------

        Total revenue                                20,793            9,749          30,542
        Benefits and Expenses:
          Benefits                                   14,431            7,261          21,692
          Operating expenses                          4,087            1,373           5,460

                                               --------------   --------------  ---------------

        Total benefits and expenses                  18,518            8,634          27,152

                                               --------------   --------------  ---------------


        Net operating income before
          Income taxes                                2,275            1,115           3,390
        Income taxes                                    908              438           1,346

                                               --------------   --------------  ---------------

        Net income                           $        1,367  $           677  $        2,044

                                               ==============   ==============  ===============


        Assets:
        Investment assets                    $       16,201  $       150,337  $      166,538
        Other assets                                 20,625           13,284          33,909
        Separate account assets                                       47,359          47,359

                                               --------------   --------------  ---------------

        Total assets                         $       36,826  $       210,980  $      247,806

                                               ==============   ==============  ===============



        Summarized segment financial information for the year ended and as of December 31, 1999 was as follows:

        Operations:                              Employee         Financial
                                                 Benefits         Services          Total

                                               --------------   --------------  ---------------

        Revenue:
          Premium income                     $        9,195  $           (51) $        9,144
          Fee income                                    430              262             692
          Net investment income                                        6,278           6,278
          Realized investment gains (losses)                              (6)             (6)

                                               --------------   --------------  ---------------

        Total revenue                                 9,625            6,483          16,108
        Benefits and Expenses:
          Benefits                                    8,378            4,600          12,978
          Operating expenses                            505              961           1,466

                                               --------------   --------------  ---------------

        Total benefits and expenses                   8,883            5,561          14,444

                                               --------------   --------------  ---------------


        Net operating income before
          Income taxes                                  742              922           1,664
        Income taxes                                    295              346             641

                                               --------------   --------------  ---------------

        Net income                           $          447  $           576  $        1,023

                                               ==============   ==============  ===============


13.  COMMITMENTS AND CONTINGENCIES

        The Company is involved in various legal proceedings, which arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolution of these proceedings should not have a material adverse effect on its financial position or results of operations.

                First Great-West Life & Annuity Insurance Company
   (A wholly-owned subsidiary of Great-West Life & Annuity Insurance Company)

                    Financial Statements for the Years Ended
                        December 31, 2001, 2000, and 1999
                        and Independent Auditors' Report

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholder of First Great-West Life & Annuity Insurance Company:

We have audited the accompanying balance sheets of First Great-West Life & Annuity Insurance Company (a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company) as of December 31, 2001 and 2000, and the related statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of First Great-West Life & Annuity Insurance Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.



January 28, 2002

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

BALANCE SHEETS
DECEMBER 31, 2001 AND 2000

======================================================================================================================
(Dollars in Thousands)

ASSETS                                                                           2001                    2000
------                                                                    --------------------    --------------------

INVESTMENTS:
  Fixed maturities, available-for-sale, at fair value
    (amortized cost $176,687 and $148,522)                                $        178,591        $        150,631
  Short-term investments, available-for-sale (cost
    approximates fair value)                                                         3,854                  15,907
                                                                          --------------------    --------------------
         Total Investments                                                         182,445                 166,538

OTHER ASSETS:
  Cash                                                                               7,860                   8,462
  Reinsurance receivable                                                             2,346                   1,924
  Deferred policy acquisition costs                                                  1,257                   1,717
  Investment income due and accrued                                                  1,713                   1,325
  Amounts receivable related to uninsured
    accident and health plan claims (net of allowances of
    $1,835 and $0)                                                                   1,884                   2,069
  Premiums in course of collection
    (net of allowances of $875 and $776)                                               792                   2,502
  Deferred income taxes                                                              1,377                   1,107
  Due from Parent Corporation                                                          107                  10,207
  Other assets                                                                       3,371                   4,596
SEPARATE ACCOUNT ASSETS                                                             45,576                  47,359
                                                                          --------------------    --------------------


TOTAL ASSETS                                                              $        248,728        $        247,806
                                                                          ====================    ====================


                                                                                                      (Continued)


======================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

POLICY BENEFIT LIABILITIES:
  Policy reserves                                                         $        152,874        $        137,657
  Policy and contract claims                                                         1,175                   3,851
  Policyholders' funds                                                               2,801                   2,762
GENERAL LIABILITIES:
  Bank overdrafts                                                                    3,104                   8,954
  Contract deposits                                                                                          7,761
  Other liabilities                                                                  1,986                   3,388
SEPARATE ACCOUNT LIABILITIES                                                        45,576                  47,359
                                                                          --------------------    --------------------
         Total Liabilities                                                         207,516                 211,732
                                                                          --------------------    --------------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY:
  Common stock, $1,000 par value, 10,000 shares
    authorized, 2,500 issued and outstanding                                         2,500                   2,500
  Additional paid-in capital                                                        28,600                  28,600
  Accumulated other comprehensive income                                               727                   1,082
  Retained earnings                                                                  9,385                   3,892
                                                                          --------------------    --------------------
         Total Stockholder's Equity                                                 41,212                  36,074
                                                                          --------------------    --------------------


         TOTAL LIABILITIES AND
         STOCKHOLDER'S EQUITY                                            $         248,728       $         247,806
                                                                         ====================    ====================


See notes to financial statements.                                                                   (Concluded)


FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

===================================================================================================================
(Dollars in Thousands)

                                                                 2001                 2000                1999
                                                            ----------------    -----------------   -----------------
REVENUES:
  Premium income (net of premium ceded
    of $140, $109, and $64)                                 $     15,130        $     13,565        $      9,144
  Fee income                                                       5,575               6,577                 692
  Net investment income                                           11,763              10,333               6,278
  Net realized gains (losses) on investments                         642                  67                  (6)
                                                            ----------------    -----------------   -----------------
                                                                  33,110              30,542              16,108
                                                            ----------------    -----------------   -----------------
BENEFITS AND EXPENSES:
  Life and other policy benefits (net of
    reinsurance recoveries of $177, $964,
    and $740)                                                     11,132              15,625               4,391
  (Decrease) increase in reserves                                 (1,262)               (944)              4,003
  Interest paid or credited to
   contractholders                                                 7,829               7,011               4,584
  General and administrative expenses                              6,624               5,460               1,466
                                                            ----------------    -----------------   -----------------
                                                                  24,323              27,152              14,444
                                                            ----------------    -----------------   -----------------

INCOME BEFORE INCOME TAXES                                         8,787               3,390               1,664

PROVISION FOR INCOME TAXES:
  Current                                                          3,383               2,307                  65
  Deferred                                                           (89)               (961)                576
                                                            ----------------    -----------------   -----------------
                                                                   3,294               1,346                 641
                                                            ----------------    -----------------   -----------------

NET INCOME                                                  $      5,493        $      2,044        $      1,023
                                                            ================    =================   =================






See notes to financial statements.

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF STOCKHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999

==================================================================================================================================
(Dollars in Thousands)

                                                                                Accumulated
                                                               Additional           Other
                                                               Paid-in         Comprehensive        Retained
                                       Shares      Amount      Capital         Income (Loss)        Earnings            Total
                                      --------- ---------- ---------------  ------------------  ---------------    ---------------

BALANCES, JANUARY 1, 1999               2,500   $  2,500   $     12,600     $        717        $        825       $     16,642

    Net income                                                                                         1,023              1,023
    Other comprehensive income (loss)                                             (3,051)                                (3,051)
                                                                                                                   ---------------
  Comprehensive income (loss)                                                                                            (2,028)
                                                                                                                   ---------------
  Capital contribution                                           16,000                                                  16,000
                                      --------- ---------- ---------------  ------------------  ---------------    ---------------
BALANCES, DECEMBER 31, 1999             2,500      2,500         28,600           (2,334)              1,848             30,614

  Net income                                                                                           2,044              2,044
  Other comprehensive income                                                       3,416                                  3,416
                                                                                                                   ---------------
Comprehensive income                                                                                                      5,460
                                      --------- ---------- ---------------  ------------------  ---------------    ---------------
BALANCES, DECEMBER 31, 2000             2,500      2,500         28,600            1,082               3,892             36,074

    Net income                                                                                         5,493              5,493
    Other comprehensive income (loss)                                               (355)                                  (355)
                                                                                                                   ---------------
  Comprehensive income                                                                                                    5,138
                                      --------- ---------- ---------------  ------------------  ---------------    ---------------
BALANCES, DECEMBER 31, 2001             2,500   $  2,500   $     28,600     $        727        $      9,385       $     41,212
                                      ========= ========== ===============  ==================  ===============    ===============



See notes to financial statements.

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999

====================================================================================================================
(Dollars in Thousands)

                                                                       2001             2000              1999
                                                                   --------------   --------------    --------------
OPERATING ACTIVITIES:

  Net income                                                       $    5,493       $    2,044        $     1,023
  Adjustments to reconcile net income to net cash
    provided by operating activities
      Amortization of investments                                      (1,144)          (1,032)                59
      Realized (gains) losses on sale of investments                     (642)             (67)                 6
      Amortization of deferred acquisition costs                          393              213                112
      Deferred income taxes                                               (89)            (961)               576
  Changes in assets and liabilities:
      Accrued interest and other receivables                            1,322           (2,086)            (1,046)
      Policy benefit liabilities                                        3,484            5,902             13,389
      Reinsurance receivable                                             (422)            (498)            (1,303)
      Bank overdrafts                                                  (5,850)           7,446              1,508
      Contract deposits                                                (7,761)           7,761
      Other, net                                                         (235)             695             (2,765)
                                                                   --------------   --------------    --------------
        Net cash provided by (used in)
          operating activities                                         (5,451)          19,417             11,559
                                                                   --------------   --------------    --------------

INVESTING ACTIVITIES:

Proceeds from sales, maturities, and redemptions
 of investments:
  Fixed maturities:
    Held-to-maturity                                                                       667                447
    Available-for-sale                                                 59,417           50,107             15,683

Purchases of investments:
  Fixed maturities:
    Held-to-maturity                                                                   (14,144)           (23,000)
    Available-for-sale                                                (73,742)         (83,570)           (31,066)
                                                                   --------------   --------------    --------------
        Net cash used in investing activities                      $  (14,325)      $  (46,940)       $   (37,936)
                                                                   --------------   --------------    --------------


See notes to financial statements.                                                                   (Continued)




FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999
====================================================================================================================
(Dollars in Thousands)

                                                                       2001             2000              1999
                                                                   --------------   --------------    --------------
FINANCING ACTIVITIES:

  Contract deposits, net of withdrawals                                 9,074           37,447            20,494
  Due (from) to Parent Corporation                                     10,100           (6,905)           (5,379)
  Capital contributions                                                                                   16,000
                                                                   --------------   --------------    --------------
        Net cash provided by financing activities                      19,174           30,542            31,115
                                                                   --------------   --------------    --------------

NET INCREASE (DECREASE) IN CASH                                          (602)           3,019             4,738

CASH, BEGINNING OF YEAR                                                 8,462            5,443               705
                                                                   --------------   --------------    --------------

CASH, END OF YEAR                                               $       7,860     $      8,462     $       5,443
                                                                   ==============   ==============    ==============

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION
  Cash paid (received) during the year for:
    Income taxes                                                $           0     $      2,217     $      (1,073)



See notes to financial statements.                                                                   (Concluded)


FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000, AND 1999
================================================================================
(Dollars in Thousands)

1.       ORGANIZATION

         First Great-West Life & Annuity Insurance Company (the Company) is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (the Parent Corporation). The Company was incorporated as a stock life insurance company in the State of New York and was capitalized on April 4, 1997, through a $6,000 cash investment from the Parent Corporation for 2,000 shares of common stock. On December 29, 1997, the Company issued an additional 500 shares of common stock to the Parent Corporation for $500. The Company was licensed as an insurance company in the State of New York on May 28, 1997. The Company does business in New York through two business segments, as discussed in Note 12.

2.       SIGNIFICANT ACCOUNTING POLICIES

         Basis of Presentation - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Certain reclassifications have been made to the 2000 and 1999 financial statements to conform to the 2001 presentation. These changes in classification had no effect on previously reported stockholder's equity or net income.

         Investments - Management has classified its fixed maturities as available for sale and carries them at fair value with the net unrealized gains and losses reported as accumulated other comprehensive income (loss) in stockholder's equity.

         Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses, and declines in value judged to be other-than-temporary are included in net realized gains/(losses) on investments.

         Short-term investments include securities purchased with initial maturities of one year or less and are carried at amortized cost. The Company considers short-term investments to be available-for-sale and amortized cost approximates fair value.

         Cash - Cash includes only amounts in demand deposit accounts.

         Deferred Policy Acquisition Costs - Policy acquisition costs, which primarily consist of sales commissions related to the production of new business, have been deferred to the extent recoverable. These costs are variable in nature and are dependant upon sales volume. Deferred costs associated with the annuity products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits. Deferred costs associated with traditional life insurance are amortized over the premium paying period of the related policies in proportion to premium revenues recognized. Amortization of deferred policy acquisition costs totaled $393, $213, and $112 in 2001, 2000, and 1999, respectively.

         Separate Accounts - Separate account assets and related liabilities are carried at fair value. The Company's separate accounts invest in shares of various external mutual funds. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and, therefore, are not included in the Company's statements of income. Revenues to the Company from the separate accounts consist of contract maintenance fees, administration fees, and mortality and expense risk charges.

         Policy Reserves - Life insurance and annuity policy reserves with life contingencies of $145,593 and $135,191 at December 31, 2001 and 2000, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses, and retrospective experience rating premium refunds. Annuity contract reserves without life contingencies of $5,995 and $141 at December 31, 2001 and 2000, respectively, are established at contractholders' account value.

         Reinsurance - Policy reserves ceded to other insurance companies are carried as a reinsurance receivable on the balance sheet. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies (See
         Note 6).

         Policy and Contract Claims - Policy and contract claims include provisions for reported life and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred and unreported based primarily on prior experience of the Company.

         Recognition of Premium Income and Expenses - Life insurance premiums are recognized when due. Accident and health premiums are earned on a monthly pro rata basis. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance, contract administration, and surrender fees that have been assessed against the contract account balance during the period, and are realized as assessed and earned. Fee income is derived primarily from contracts for claim processing or other administrative services related to uninsured business and from assets under management. Fees from contracts for claim processing or other administrative services are recorded as the services are provided. Fees from assets under management, which consist of contract maintenance fees, administration fees and mortality and expense risk charges, are recognized when due. Benefits and expenses on policies with life contingencies impact income by means of the provision for future policy benefit reserves, resulting in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for future policy benefit reserves. The average credit rating on annuity products, first sold in 2001, was approximately 4.2%.

         Income Taxes - Income taxes are recorded using the asset and liability approach, which requires, among other provisions, the recognition of deferred tax assets and liabilities for expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, all expected future events (other than the enactments or changes in the tax laws or rules) are considered. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized.

         Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - FASB has issued Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - A replacement of FASB Statement No. 125", (SFAS No. 140) which revises the standards for accounting for securitizations and other transfers of financial assets and collateral, and requires certain disclosures. SFAS No. 140 was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. Certain disclosure requirements under SFAS No. 140 were effective December 15, 2000, and these requirements have been incorporated in the Company's financial statements. The adoption of SFAS No. 140 did not have a material effect on the financial position or results of operations of the Company.

         Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interest in Securitized Financial Assets - Effective April 1, 2001, the Company adopted Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interest in Securitized Financial Assets" (EITF 99-20). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material impact on the Company's financial position or results of operations.

         Business Combinations - On June 29, 2001 Statement of Financial Accounting Standards (SFAS) No.141, "Business Combinations" (SFAS No.
         141) was approved by the FASB. SFAS No. 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001. The Company implemented SFAS No. 141 on July 1, 2001. Adoption of the Statement did not have a material impact on the Company's financial position or results of operations.

         Goodwill and Other Intangible Assets - On June 29, 2001, SFAS No. 142, "Goodwill and Other Intangible Assets" (SFAS No. 142) was approved by the FASB. SFAS No. 142 changes the accounting for goodwill and certain other intangibles from an amortization method to an impairment-only approach. Amortization of goodwill, including goodwill recorded in past business combinations, will cease upon adoption of this statement. The Company implemented SFAS No. 142 on January 1, 2002 and, although it is still reviewing the provisions of this Statement, management's preliminary assessment is that the Statement will not have a material impact on the Company's financial position or results of operations.

         Long Lived Assets - In August 2001, the FASB issued SFAS No.144 "Accounting for the Impairment or Disposal of Long-Lived Assets" (SFAS No.144). SFAS No.144 supercedes current accounting guidance relating to impairment of long-lived assets and provides a single accounting methodology for long-lived assets to be disposed of, and also supercedes existing guidance with respect to reporting the effects of the disposal of a business. SFAS No.144 was adopted January 1, 2002 without a material impact on the Company's financial position or results of operations.

         Regulatory Requirements - In accordance with the requirements of the State of New York, the Company must demonstrate adequate capital, as defined. At December 31, 2001, the Company was in compliance with the requirement.

         The Company is also required to maintain an investment deposit in the amount of $5,000 in cash or investment certificates with the New York Insurance Commissioner for the protection of policyholders in the event the Company is unable to satisfactorily meet its contractual obligations. A United States Treasury obligation, whose cost approximates market value, was designated to meet this requirement at December 31, 2001.

3.       ACQUISITIONS

         On October 6, 1999, the Parent Corporation entered into a purchase and sale agreement (the Agreement) with Allmerica Financial Corporation (Allmerica) to acquire, via assumption reinsurance, Allmerica's group life and health insurance business on March 1, 2000. The policies resident in the State of New York have been assigned to the Company as part of the Agreement. This business primarily consists of administrative services only and stop loss policies. The in-force business was immediately coinsured back to Allmerica and then underwritten and retained by the Company upon each policy renewal date. The purchase price, as defined in the Agreement, was based on a percentage of the amount in-force at March 1, 2000 contingent on the persistency of the block of business through March 2001. The effect of this transaction was not material to the Company's results of operations or financial position.

4.       RELATED-PARTY TRANSACTIONS

         The Company and the Parent Corporation have service agreements whereby the Parent Corporation administers, distributes, and underwrites business for the Company and administers the Company's investment portfolio, and whereby, the Company provides certain services for the Parent Corporation. The amounts recorded are based upon management's best estimate of actual costs incurred and resources expended based upon number of policies and/or certificates in force. These transactions are summarized as follows:

                                                                                  Years Ended
                                                                                  December 31,
                                                                   --------------------------------------------
                                                                      2001            2000            1999
                                                                   ------------    ------------    ------------
         Investment management expense
           (included in net investment income)                     $     123       $     128       $      96
         Administrative and underwriting services
           (included in general and administrative
            expenses)                                                  3,070           2,222             166


         The Company and the Parent Corporation have an agreement whereby the Parent Corporation has committed to provide certain financial support related to maintaining adequate regulatory surplus and liquidity.

5.       ALLOWANCES ON POLICYHOLDER RECEIVABLES

         The Company maintains an allowance for credit losses at a level that, in management's opinion, is sufficient to absorb credit losses on its amounts receivable related to uninsured accident and health plan claims and premiums in course of collection. Management's judgement is based on past loss experience and current and projected economic conditions.

         Allowances for amounts receivable related to uninsured accident and health plan claims:

                                                                     2001              2000               1999
                                                                ---------------   ---------------    ---------------

         Balance, beginning of year                             $                 $                  $
         Provisions charged to operations                              1,935
         Amounts written off - net                                      (100)
                                                                ---------------   ---------------    ---------------
         Balance, end of year                                   $      1,835      $          0       $          0
                                                                ===============   ===============    ===============

          Allowances for premiums in course of collection:
                                                                     2001               2000              1999
                                                                ---------------   ---------------    ---------------

         Balance, beginning of year                             $        776      $        580       $
         Provisions charged to operations                                167               196                580
         Amounts written off - net                                       (68)
                                                                ---------------   ---------------    ---------------
         Balance, end of year                                   $        875      $        776       $        580
                                                                ===============   ===============    ===============

6.       REINSURANCE

         In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and co-insurance contracts. The Company retains 100% of the first $50 of coverage per individual life and has a maximum retention of $250 per individual life. Life insurance policies are first reinsured to the Parent Corporation up to a maximum of $1,250 of coverage per individual life. Any excess amount is reinsured to a third party.

         Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2001 and 2000, the reinsurance receivable had a carrying value of $2,346 and $1,924, respectively.

         Total reinsurance premiums ceded to the Parent Corporation in 2001, 2000, and 1999 were $107, $77, and $43, respectively.

         On December 1, 1999, the Company entered into an assumption reinsurance agreement with Anthem Health & Life Insurance Company of New York (AH&L
         NY), to acquire a block of life and health insurance business. The Company also agreed to the assignment of a coinsurance agreement between the Parent Corporation and AH&L NY on certain policies that would not be transferred to the Company via assumption reinsurance. The business primarily consists of administration services only, and stop loss policies. The Company assumed $7,904 of policy reserves and miscellaneous assets and liabilities in exchange for equal consideration from AH&L NY and the Parent Corporation.

         The following schedule details life insurance in force and life and accident/health premiums:

                                                         Ceded          Assumed                         Percentage
                                                     Primarily to      Primarily                        of Amount
                                      Gross            the Other       From Other          Net           Assumed
                                      Amount           Companies       Companies         Amount           To Net
                                  ---------------   ----------------  -------------  ----------------  -------------
         December 31, 2001:
           Life insurance in force:
             Individual           $     493,567     $     136,613     $              $     356,954         0.0%
             Group                      393,861                                            393,861         0.0%
                                  ---------------   ----------------  -------------  ----------------
                  Total           $     887,428     $     136,613     $              $     750,815
                                  ===============   ================  =============  ================

           Premium Income:
             Life insurance       $       3,789     $         107     $              $       3,682         0.0%
             Accident/health             11,724               268                           11,456         0.0%
                                  ---------------   ----------------  -------------  ----------------
                  Total           $      15,513     $         375     $              $      15,138
                                  ===============   ================  =============  ================

         December 31, 2000:
           Life insurance in force:
             Individual           $     468,463     $     125,222     $              $     343,241         0.0%
             Group                      623,454                                            623,454         0.0%
                                  ---------------   ----------------  -------------  ----------------
                  Total           $   1,091,917     $     125,222     $              $     966,695
                                  ===============   ================  =============  ================

           Premium Income:
             Life insurance       $       3,193     $          76     $              $       3,117         0.0%
             Accident/health              8,591                76           1,933           10,448        18.5%
                                  ---------------   ----------------  -------------  ----------------
                  Total           $      11,784     $         152     $     1,933    $      13,565
                                  ===============   ================  =============  ================

         December 31, 1999:
           Life insurance in force:
             Individual           $     329,346     $     125,688     $              $     203,658         0.0%
             Group                    1,075,000                                          1,075,000         0.0%
                                  ---------------   ----------------  -------------  ----------------
                  Total           $   1,404,346     $     125,688     $              $   1,278,658
                                  ===============   ================  =============  ================

           Premium Income:
             Life insurance       $         685     $          57     $        93    $         721        12.9%
             Accident/health              9,471             1,064              23            8,430         0.3%
                                  ---------------   ----------------  -------------  ----------------
                  Total           $      10,156     $       1,121     $       116    $       9,151
                                  ===============   ================  =============  ================


7.       SUMMARY OF INVESTMENTS

         Fixed maturities owned at December 31, 2001 are summarized as follows:

                                                            Gross           Gross        Estimated
                                          Amortized      Unrealized      Unrealized        Fair          Carrying
                                             Cost           Gains          Losses          Value           Value
                                          -----------    ------------    ------------   ------------    ------------
          Available-for-Sale:
            U.S. Government Agencies      $  46,579      $   1,584       $     187      $  47,976       $  47,976
            Collateralized mortgage
              obligations                     9,954            259                         10,213          10,213
            Public utilities                  7,000            524                          7,524           7,524
            Corporate bonds                  46,480            549           1,213         45,816          45,816
            Asset backed securities          66,674          1,030             642         67,062          67,062
                                          -----------    ------------    ------------   ------------    ------------
                                          $ 176,687      $   3,946       $   2,042      $ 178,591       $ 178,591
                                          ===========    ============    ============   ============    ============

         Fixed maturities owned at December 31, 2000 are summarized as follows:

                                                            Gross           Gross        Estimated
                                          Amortized      Unrealized      Unrealized        Fair          Carrying
                                             Cost           Gains          Losses          Value           Value
                                          -----------    ------------    ------------   ------------    ------------
          Available-for-Sale:
            U.S. Government Agencies      $  52,169      $   1,454       $      25      $  53,598       $  53,598
            Collateralized mortgage
              obligations                     9,953                            237          9,716           9,716
            Public utilities                  7,000            218                          7,218           7,218
            Corporate bonds                  29,029            160             991         28,198          28,198
            Asset backed securities          50,371          1,743             213         51,901          51,901
                                          -----------    ------------    ------------   ------------    ------------
                                          $ 148,522      $   3,575       $   1,466      $ 150,631       $ 150,631
                                          ===========    ============    ============   ============    ============

         The collateralized mortgage obligations consist primarily of sequential and planned amortization classes with final stated maturities of two to thirty years and average lives of less than one to fifteen years. Prepayments on all mortgage-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities is adjusted by such prepayments.

         See Note 8 for additional information on policies regarding estimated fair value of fixed maturities.

         The amortized cost and estimated fair value of fixed maturity investments at December 31, 2001, by projected maturity, are shown below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                        Available-for-Sale
                                                    --------------------------
                                                     Amortized     Estimated
                                                       Cost       Fair Value
                                                    ------------  ------------
          Due in one year or less                   $    2,882    $    3,075
          Due after one year through five years         40,924        42,592
          Due after five years through ten years        26,265        25,469
          Due after ten years                            1,252         1,271
          Mortgage-backed securities                    38,690        39,122
          Asset-backed securities                       66,674        67,062
                                                    ------------  ------------
                                                    $  176,687    $  178,591
                                                    ============  ============

         Proceeds from sales of securities available-for-sale were $54,832, $44,237, and $15,158 during 2001, 2000, and 1999, respectively. The realized gains on such sales totaled $950, $296, and $15 for 2001, 2000, and 1999, respectively. The realized losses totaled $308, $229, and $21 for 2001, 2000, and 1999, respectively.

         During 2000, the Company transferred all securities classified as held-to-maturity into the available-for-sale category. The Company recorded a $645 unrealized gain associated with this transfer in other comprehensive income, net of tax.

8.       ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

                                                                               December 31,
                                                        ------------------------------------------------------------
                                                                   2001                            2000
                                                        ----------------------------    ----------------------------
                                                         Carrying        Estimated       Carrying        Estimated
                                                          Amount        Fair Value        Amount        Fair Value
                                                        ------------    ------------    ------------    ------------
          ASSETS:
            Fixed maturities and short-term
              investments                               $  182,445      $  182,445      $  166,538      $  166,538
          LIABILITIES:
            Annuity contract reserves without
              life contingencies                             5,995           5,995             141             141
            Policyholders' funds                             2,801           2,801           2,762           2,762

         The estimated fair value of financial instruments have been determined using available information and appropriate valuation methodologies. However, considerable judgement is required to interpret market data to develop estimates of fair value. Accordingly, the estimates presented are not necessarily indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

         The estimated fair value of fixed maturities that are publicly traded are obtained from an independent pricing service. To determine fair value for fixed maturities not actively traded, the Company utilized discounted cash flows calculated at current market rates on investments of similar quality and term.

         The fair value of annuity contract reserves without life contingencies are estimated by discounting the cash flows to maturity of the contracts, utilizing current credited rates for similar products.

         The estimated fair value of policyholders' funds is the same as the carrying amount as the Company can change the crediting rates with 30 days notice.

9.       FEDERAL INCOME TAXES

         The following is a reconciliation between the federal income tax rate and the Company's effective rate:

                                                             2001              2000              1999
                                                         -------------     -------------     -------------
          Federal tax rate                                    35.0     %        35.0     %        35.0     %
          Change in tax rate resulting from:
                   Prior year tax adjustment                  (3.9)             (0.9)             (1.1)
                   State taxes                                 6.0               5.6               4.6
                   Other                                       0.4
                                                         -------------     -------------     -------------
          Total                                               37.5     %        39.7     %        38.5     %
                                                         =============     =============     =============

         Temporary differences, which give rise to the deferred tax assets and liabilities as of December 31, 2001 and 2000, are as follows:

                                                          2001                        2000
                                                 ------------------------    ------------------------

                                                 Deferred      Deferred      Deferred      Deferred
                                                    Tax           Tax           Tax           Tax
                                                   Asset       Liability       Asset       Liability
                                                 ----------    ----------    ----------    ----------
         Policy reserves                         $    261                    $    204
         Deferred policy
           acquisition costs                                   $    279                    $    601
         Deferred acquisition
           cost proxy tax                           2,180                       2,226
         Investment assets                                          837                         753
         State taxes                                   92                          31
         Other                                                       40
                                                 ----------    ----------    ----------    ----------
         Total deferred taxes                    $  2,533      $  1,156      $  2,461      $  1,354
                                                 ==========    ==========    ==========    ==========

         Amounts related to investment assets above include $666 and $738 related to the unrealized gains on the Company's fixed maturities available-for-sale at December 31, 2001, and 2000, respectively. Although realization is not assured, management believes it is more likely than not that all of the deferred tax asset will be realized.

         The Company and the Parent Corporation have entered into an income tax allocation agreement whereby the Parent Corporation could file a consolidated federal income tax return. Under the agreement the Company is responsible for and will receive the benefits of any income tax liability or benefit computed on a separate basis. In 2001, the Company will file on a consolidated basis with its Parent Corporation.

10.      OTHER COMPREHENSIVE INCOME

         Other comprehensive income (loss) for the year ended December 31, 2001 is summarized as follows:

                                                                                    Tax
                                                             Before-Tax          (Expense)           Net-of-Tax
                                                               Amount            or Benefit            Amount
                                                          -----------------   -----------------    ----------------
         Unrealized gains on
           available-for-sale securities:
           Unrealized holding gains
             arising during the period                                16                  (5)                  11
           Less: reclassification adjustment
             for (gains) losses realized in net
             income                                       $         (220)     $           69       $         (151)
                                                          -----------------   -----------------    ----------------
           Net unrealized gains (losses)                            (204)                 64                 (140)
         Reserve and DAC adjustment                                 (331)                116                 (215)
                                                          -----------------   -----------------    ----------------
         Other comprehensive income (loss)                $         (535)     $          180       $         (355)
                                                          =================   =================    ================

         Other comprehensive income for the year ended December 31, 2000 is summarized as follows:
                                                                                    Tax
                                                             Before-Tax          (Expense)           Net-of-Tax
                                                               Amount            or Benefit            Amount
                                                          -----------------   -----------------    ----------------
         Unrealized gains on
           available-for-sale securities:
           Unrealized holding gains
             Arising during the period                    $        5,700      $       (1,995)      $        3,705
                                                          -----------------   -----------------    ----------------
           Net unrealized gains                                    5,700              (1,995)               3,705
         Reserve and DAC adjustment                                 (444)                155                 (289)
                                                          -----------------   -----------------    ----------------
         Other comprehensive income                       $        5,256      $       (1,840)      $        3,416
                                                          =================   =================    ================

         Other comprehensive income (loss) for the year ended December 31, 1999 is summarized as follows:
                                                                                    Tax
                                                             Before-Tax          (Expense)           Net-of-Tax
                                                               Amount            or Benefit            Amount
                                                          -----------------   -----------------    ----------------
         Unrealized gains on
           available-for-sale securities:
           Unrealized holding gains (losses)
             Arising during the period                    $       (5,425)     $        1,900       $       (3,525)
                                                          -----------------   -----------------    ----------------
           Net unrealized gains (losses)                          (5,425)              1,900               (3,525)
         Reserve and DAC adjustment                                  729                (255)                 474
                                                          -----------------   -----------------    ----------------
         Other comprehensive income (loss)                $       (4,696)     $        1,645       $       (3,051)
                                                          =================   =================    ================

11.      DIVIDEND RESTRICTIONS AND CODIFICATION

         The Company's net income and capital and surplus, as determined in accordance with statutory accounting principles and practices for December 31 are as follows:

                                                                  2001              2000              1999
                                                              --------------    --------------    --------------
                                                               (Unaudited)
         Net income                                           $   7,138         $        27       $     1,202
         Capital and surplus                                     33,406              26,999            29,289

         In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles (Codification). The Codification, which is intended to standardize accounting and reporting to state insurance departments, was effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The New York Division of Insurance required adoption of Codification with certain modifications for the preparation of statutory financial statements effective January 1, 2001. The adoption of Codification as modified by the New York Division of Insurance increased statutory net worth as of January 1, 2001, by approximately $2,795 (Unaudited). (The modifications adopted by the New York Division of Insurance had the effect of decreasing the effect on statutory net worth by approximately $2,901 (Unaudited).)

         As an insurance company domiciled in the State of New York, the Company is required to maintain a minimum of $6,000 of capital and surplus. In addition, the maximum amount of dividends, which can be paid to stockholders, is subject to restrictions relating to statutory surplus and statutory adjusted net investment income. The Company should be able to pay dividends of $3,341 in 2002. The Company paid no dividends in 2001 and 2000. Dividends are paid as determined by the Board of Directors.

12.      SEGMENT INFORMATION

         The Company has two reportable segments: Employee Benefits and Financial Services. The Employee Benefits segment markets group life and health and 401(k) products to small and mid-sized corporate employers. The Financial Services segment markets and administers savings products to public and not-for-profit employers and individuals and offers life insurance products to individuals and businesses. The Company's reportable segments are strategic business units that offer different products and services. They are managed separately as each segment has unique distribution channels.

         The accounting policies of the segments are the same as those described in Note 2. The Company evaluates performance based on profit or loss from operations after income taxes.

         The Company's operations are not materially dependent on one or a few customers, brokers or agents.

         Summarized segment financial information for the year ended and as of December 31, 2001 was as follows:

         Operations:                                          Employee           Financial
                                                              Benefits            Services              Total
                                                          -----------------   -----------------    ----------------
         Revenue:
           Premium income                                 $       15,055      $           75       $       15,130
           Fee income                                              5,202                 373                5,575
           Net investment income                                   1,479              10,284               11,763
           Realized investment gains (losses)                        (37)                679                  642
                                                          -----------------   -----------------    ----------------
         Total revenue                                            21,699              11,411               33,110
         Benefits and Expenses:
           Benefits                                                9,473               8,226               17,699
           Operating expenses                                      5,085               1,539                6,624
                                                          -----------------   -----------------    ----------------
         Total benefits and expenses                              14,558               9,765               24,323
                                                          -----------------   -----------------    ----------------

         Net operating income before
           Income taxes                                            7,141               1,646                8,787
         Income taxes                                              2,662                 632                3,294
                                                          -----------------   -----------------    ----------------
         Net income                                       $        4,479      $        1,014       $        5,493
                                                          =================   =================    ================

         Assets:
         Investment assets                                $       26,223      $      156,222       $      182,445
         Other assets                                             18,540               2,167               20,707
         Separate account assets                                   3,027              42,549               45,576
                                                          -----------------   -----------------    ----------------
         Total assets                                     $       47,790      $      200,938       $      248,728
                                                          =================   =================    ================

         Summarized segment financial information for the year ended and as of December 31, 2000 was as follows:

         Operations:                                          Employee           Financial
                                                              Benefits            Services             Total
                                                          -----------------   -----------------   -----------------
         Revenue:
           Premium income                                 $       13,467      $           98      $       13,565
           Fee income                                              6,215                 362               6,577
           Net investment income                                   1,111               9,222              10,333
           Realized investment gains                                                      67                  67
                                                          -----------------   -----------------   -----------------
         Total revenue                                            20,793               9,749              30,542
         Benefits and Expenses:
           Benefits                                               14,431               7,261              21,692
           Operating expenses                                      4,087               1,373               5,460
                                                          -----------------   -----------------   -----------------
         Total benefits and expenses                              18,518               8,634              27,152
                                                          -----------------   -----------------   -----------------

         Net operating income before
           Income taxes                                            2,275               1,115               3,390
         Income taxes                                                908                 438               1,346
                                                          -----------------   -----------------   -----------------
         Net income                                       $        1,367      $          677      $        2,044
                                                          =================   =================   =================

         Assets:
         Investment assets                                $       16,201      $      150,337      $      166,538
         Other assets                                             20,625              13,284              33,909
         Separate account assets                                                      47,359              47,359
                                                          -----------------   -----------------   -----------------
         Total assets                                     $       36,826      $      210,980      $      247,806
                                                          =================   =================   =================


         Summarized segment financial information for the year ended and as of December 31, 1999 was as follows:

         Operations:                                          Employee           Financial
                                                              Benefits            Services              Total
                                                          -----------------   -----------------    ----------------
         Revenue:
           Premium income                                 $        9,195      $          (51)      $        9,144
           Fee income                                                430                 262                  692
           Net investment income                                                       6,278                6,278
           Realized investment gains (losses)                                             (6)                  (6)
                                                          -----------------   -----------------    ----------------
         Total revenue                                             9,625               6,483               16,108
         Benefits and Expenses:
           Benefits                                                8,378               4,600               12,978
           Operating expenses                                        505                 961                1,466
                                                          -----------------   -----------------    ----------------
         Total benefits and expenses                               8,883               5,561               14,444
                                                          -----------------   -----------------    ----------------

         Net operating income before
           Income taxes                                              742                 922                1,664
         Income taxes                                                295                 346                  641
                                                          -----------------   -----------------    ----------------
         Net income                                       $          447      $          576       $        1,023
                                                          =================   =================    ================


13.      COMMITMENTS AND CONTINGENCIES

         The Company is involved in various legal proceedings, which arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolution of these proceedings should not have a material adverse effect on its financial position or results of operations.

                        VARIABLE ANNUITY-1 SERIES ACCOUNT



                            Flexible Premium Deferred
                Combination Variable and Fixed Annuity Contracts


                                    issued by


                First Great-West Life & Annuity Insurance Company
                            125 Wolf Road, Suite 110
                             Albany, New York 12205
                            Telephone: (800) 537-2033






                       STATEMENT OF ADDITIONAL INFORMATION






        This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2002, which is available without charge by contacting the Annuity Administration Department, P.O. Box 173920, Denver, Colorado 80217-3920 or at 1-800-838-0649.


                   The date of this Statement of Additional Information is May 1, 2002.






                                TABLE OF CONTENTS

                                                                                          Page


GENERAL INFORMATION........................................................................B-3
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

  AND THE VARIABLE ANNUITY-1 SERIES ACCOUNT................................................B-3
CALCULATION OF ANNUITY PAYMENTS............................................................B-3

               - Fixed Annuity Options.....................................................B-4
              - Variable Annuity Options...................................................B-4

POSTPONEMENT OF PAYMENTS...................................................................B-4
SERVICES...................................................................................B-4
        - Safekeeping of Series Account Assets.............................................B-4
        - Experts..........................................................................B-4
        - Principal Underwriter............................................................B-5
        - Administrative Services Agreement................................................B-5
WITHHOLDING................................................................................B-5
CALCULATION OF PERFORMANCE DATA............................................................B-5

              - Yield and Effective Yield Quotations for the Money Market Sub-Account......B-4
        - Total Return and Yields Quotations for All Sub-Accounts (Other than Money Market)B-4

FINANCIAL STATEMENTS.......................................................................B-7

                               GENERAL INFORMATION

        In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading "Definitions."

                FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                    AND THE VARIABLE ANNUITY-1 SERIES ACCOUNT

        First Great-West Life & Annuity Insurance Company (the "Company" or "First GWL&A"), the issuer of the Contract, is a New York corporation qualified to sell life insurance and annuity contracts in New York and Iowa. It was qualified to do business on May 28, 1997. The Company is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company, a Colorado stock life insurance company, which is an indirect wholly owned subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is owned 80.2% by Power Financial Corporation of Canada, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation of Canada. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.

        The assets allocated to the Series Account are the exclusive property of the Company. Registration of the Series Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Series Account or of the Company by the Securities and Exchange Commission. The Company may accumulate in the Series Account proceeds from charges under the Contracts and other amounts in excess of the Series Account assets representing reserves and liabilities under the Contract and other variable annuity contracts issued by the Company. The Company may from time to time transfer to its general account any of such excess amounts. Under certain remote circumstances, the assets of one Sub-Account may not be insulated from liability associated with another Sub-Account.

                         CALCULATION OF ANNUITY PAYMENTS

        A.     Fixed Annuity Options


               The amount of each annuity payment under a fixed annuity option is fixed and guaranteed by the Company. On the Payout Commencement Date, the Annuity Account Value held in the Guarantee Period Fund , with a Market Value Adjustment, if applicable, less Premium Tax, if any, is computed and that portion of the Annuity Account Value which will be applied to the fixed annuity option selected is determined. The amount of the first monthly payment under the fixed annuity option selected will be at least as large as would result from using the annuity tables contained in the Contract to apply to the annuity option selected. The dollar amounts of any fixed annuity payments will not vary during the entire period of annuity payments and are determined according to the provisions of the annuity option selected.


        B.     Variable Annuity Options


               To the extent a variable annuity option has been selected, the Company converts the Accumulation Units for each Sub-Account held by you into Annuity Units at their values determined as of the end of the Valuation Period which contains the Payout Commencement Date. The number of Annuity Units paid for each Sub-Account is determined by dividing the amount of the first monthly payment by the Sub-Account's Annuity Unit Value on the fifth Valuation Date preceding the date the first payment is due. The number of Annuity Units used to calculate each payment for a Sub-Account remains fixed during the annuity payment period.

               The first payment under a variable annuity payment option will be based on the value of each Sub-Account on the fifth Valuation Date preceding the Payout Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the payment option. Payments after the first will vary depending upon the investment experience of the Sub-Accounts. The subsequent amount paid is determined by multiplying (a) by (b) where (a) is the number of Annuity Units to be paid and (b) is the Annuity Unit value on the fifth Valuation Date preceding the date the annuity payment is due. The total amount of each variable annuity payment will be the sum of the variable annuity payments for each Sub-Account.


                            POSTPONEMENT OF PAYMENTS


               With respect to amounts allocated to the Series Account, payment of any amount due upon a total or partial surrender, death or under an annuity option will ordinarily be made within seven days after all documents required for such payment are received by Schwab Insurance Services. However, the determination, application or payment of any death benefit, Transfer, full surrender, partial withdrawal or annuity payment may be deferred to the extent dependent on Accumulation or Annuity Unit Values, for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, for any period during which any emergency exists as a result of which it is not reasonably practicable for the Company to determine the investment experience, of such Accumulation or Annuity Units or for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors.


                                    SERVICES

        A.     Safekeeping of Series Account Assets


               The assets of the Series Account are held by First GWL&A. The assets of the Series Account are kept physically segregated and held separate and apart from the general account of First GWL&A. First GWL&A maintains records of all purchases and redemptions of shares of the underlying Portfolios. Additional protection for the assets of the Series Account is afforded by blanket fidelity bonds issued to Great-West Lifeco Inc. in the amount of $50 million (Canadian), which covers all officers and employees of First GWL&A.


        B.     Experts

               The accounting firm of Deloitte & Touche LLP performs certain accounting and auditing services for First GWL&A and the Series Account. The principal business address of Deloitte & Touche LLP is 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202.


               The financial statements of First GWL&A as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 included in the Prospectus and the financial statements of Variable Annuity-1 Series Account for the years ended December 31, 2001 and 2000 included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report appearing therein and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.



        C.     Principal Underwriter

        The offering of the Contracts is made on a continuous basis by Charles Schwab & Co., Inc. ("Schwab"). Schwab is a California corporation and is a member of the National Association of Securities Dealers ("NASD"). The Company does not anticipate discontinuing the offering of the Contract, although it reserves the right to do so. The Contract generally will be issued for Annuitants from birth to age ninety. The aggregate dollar amount of commissions paid to, and retained by Schwab was zero for the last three fiscal years.

        D.     Administrative Services Agreement

        First GWL&A and Great-West Life & Annuity Insurance Company ("GWL&A") have entered into an Administrative Services Agreement dated May 15, 1997, as amended. Pursuant to the agreement, GWL&A performs certain corporate support services, investment services and other back office administrative services for First GWL&A. In addition, certain of GWL&A's property, equipment, personnel and facilities are made available for First GWL&A for its operations. All charges for services and use of facilities to the extent practicable reflect actual costs, and are intended to be in accordance with New York Insurance Laws.

                                   WITHHOLDING

               Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.


               Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States and, with respect to certain distributions from certain types of qualified retirement plans, unless the proceeds are transferred directly to another qualified retirement plan. Moreover, special "backup withholding" rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a taxpayer identification number ("TIN") (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.



                         CALCULATION OF PERFORMANCE DATA

A.      Yield and Effective Yield Quotations for the Money Market Sub-Account
        ---------------------------------------------------------------------


        The yield quotation for the Money Market Sub-Account will be for the seven-day period ended December 31 and is computed by determining the net change, exclusive of capital changes, and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit in the Money Market Sub-Account at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent.

        The effective yield quotation for the Money Market Sub-Account will be for the seven-day period ended December 31 and is carried to the nearest hundredth of one percent, computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit in the Money Market Sub-Account at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:


               EFFECTIVE YIELD = [(BASE PERIOD RETURN +1)365/7]-1.


        For purposes of the yield and effective yield computations, the hypothetical charge reflects all deductions that are charged to all Owner accounts in proportion to the length of the base period, and for any fees that vary with the size of the account, the account size is assumed to be the Money Market Sub-Account's mean account size. No deductions or sales loads are assessed upon annuitization under the Contracts. Realized gains and losses from the sale of securities and unrealized appreciation and depreciation of the Money Market Sub-Account and the Underlying Portfolio are excluded from the calculation of yield and effective yield.



B. Total Return and Yield Quotations for All Sub-Accounts (Other than Money Market)

     ---------------------------------------------------------------------------

        The total return quotations for all Sub-Accounts, other than the Money Market, will be average annual total return quotations for the 1, 5, and 10 year periods (or since inception if less) . The quotations are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV

        Where:        P =    a hypothetical initial payment of $1,000
                      T =    average annual total return
                      N=     number of years
                      ERV    = ending redeemable value of a hypothetical $1,000
                             payment made at the beginning of the particular period at the end of the particular period

        For purposes of the total return quotations for these Sub-Accounts, the calculations take into effect all recurring fees that are charged to Owner's Account , and for any fees that vary with the size of the account, the account size is assumed to be the respective Sub-Accounts' mean account size. The calculations also assume a complete redemption as of the end of the particular period. This type of performance data is referred to as standardized performance.


        In addition to standardized performance, "non-standardized performance" data is also provided. Unlike standardized performance, non-standardized performance reflects average annual total return for periods prior to the inception date of the Sub-Account. This is possible in cases where the underlying Portfolio in which the Sub-Account invests was created before the Sub-Account's inception date. Consequently, the underlying Portfolio established a performance track record even before the Sub-Account was created. In the case of a Sub-Account that was recently created, there will be no standardized performance to show because the Sub-Account will have been in existence for less than one full year. In these cases, only non-standardized performance is provided if the underlying Portfolio in which such a Sub-Account invests was in existence prior to the Sub-Account's inception date. Both standardized performance and non-standardized performance utilize the same calculation method which reflects deductions for the highest level of recurring charges under the Contract.

        The yield quotations for these Sub-Accounts set forth in the Prospectus are based on the thirty-day period ended on December 31, 2001, and are computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:


                                  YIELD = 2[((a-b)cd +1)6 -1]

Where:a =    net   investment   income   earned   during  the  period  by  the
             corresponding
             portfolio  of  the  Fund  attributable  to  shares  owned  by the
             Sub-Account.
      b =    expenses accrued for the period (net of reimbursements).
      c =    the  average  daily  number  of  Accumulation  Units  outstanding during the period.
      d =    the  maximum  offering  price per  Accumulation  Unit on the last day of the period.






For purposes of the yield quotations for these Sub-Accounts, the calculations take into effect all recurring fees that are charged to the Owner accounts, and for any fees that vary with the size of the account, the account size is assumed to be the respective Sub-Accounts' mean account size.

                              FINANCIAL STATEMENTS

        The financial statements of First GWL&A as contained in the prospectus should be considered only as bearing upon First GWL&A's ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Series Account. The variable interest of Contract Owners under the Contracts are affected solely by the investment results of the Series Account.

                        VARIABLE ANNUITY-1 SERIES ACCOUNT

                              Financial Statements

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Contract Owners of
    Variable Annuity-1 Series Account of
    First Great-West Life & Annuity Insurance Company

We have audited the accompanying statement of assets and liabilities of Variable Annuity-1 Series Account of First Great-West Life & Annuity Insurance Company (the "Series Account") as of December 31, 2001, by investment division, and the related statements of operations for the year then ended, by investment division, and the statements of changes in net assets for each of the two years in the period then ended, by investment division. These financial statements are the responsibility of the Series Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Variable Annuity-1 Series Account of First Great-West Life & Annuity Insurance Company as of December 31, 2001, by investment division, the results of its operations for the year then ended, by investment division, and the changes in its net assets for each of the two years in the period then ended, by investment division, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche
February 22, 2002

Variable Annuity-1 Series Account of First Great

VARIABLE ANNUITY-1 SELECT SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       DEUTSCHE         DEUTSCHE
                                           ALGER          AMERICAN                      BERGER IPT-      ASSET            ASSET
                                          AMERICAN       CENTURY VP                        SMALL      MANAGEMENT       MANAGEMENT
                                           GROWTH       INTERNATIONAL   BARON CAPITAL     COMPANY    VIT EAFE EQUITY  VIT SMALL CAP
                                         PORTFOLIO        PORTFOLIO      ASSET FUND     GROWTH FUND     INDEX FUND      INDEX FUND
                                         -----------------------------------------------------------------------------------------
                                         -------------   -------------  -------------  -------------  -------------  -------------

ASSETS:
     Investments at market value (1)   $    3,173,305  $    2,356,355 $      931,774 $    1,576,132 $       91,731 $      590,844
     Investment income due and accrued
     Purchase payments receivable                                              2,001
     Due from First Great-West Life
        & Annuity Insurance Company
     -------------------------------------------------   -------------  -------------  -------------  -------------  -------------
                                         -------------   -------------  -------------  -------------  -------------  -------------

        Total assets                        3,173,305       2,356,355        933,775      1,576,132         91,731        590,844
                                         -------------   -------------  -------------  -------------  -------------  -------------
                                         -------------   -------------  -------------  -------------  -------------  -------------

LIABILITIES:
     Redemptions payable                                    2,041,933
     Due to First Great-West Life                 520             239            152            259             15             95
        & Annuity Insurance Company
                                         -------------   -------------  -------------  -------------  -------------  -------------
                                         -------------   -------------  -------------  -------------  -------------  -------------

        Total liabilities                         520       2,042,172            152            259             15             95
                                         -------------   -------------  -------------  -------------  -------------  -------------
                                         -------------   -------------  -------------  -------------  -------------  -------------

NET ASSETS                             $    3,172,785  $      314,183 $      933,623 $    1,575,873 $       91,716 $      590,749
                                         =============   =============  =============  =============  =============  =============
                                         =============   =============  =============  =============  =============  =============

NET ASSETS REPRESENTED BY:
     Accumulation units                $    3,172,785  $      314,183 $      933,623 $    1,575,873 $       91,716 $      590,749
     Contracts in payout phase
                                         -------------   -------------  -------------  -------------  -------------  -------------
                                         -------------   -------------  -------------  -------------  -------------  -------------

NET ASSETS                             $    3,172,785  $      314,183 $      933,623 $    1,575,873 $       91,716 $      590,749
                                         =============   =============  =============  =============  =============  =============
                                         =============   =============  =============  =============  =============  =============


ACCUMULATION UNITS OUTSTANDING                193,900          27,230         75,949        104,599         12,387         52,551

UNIT VALUE (ACCUMULATION)              $        16.36  $        11.54 $        12.29 $        15.07 $         7.40 $        11.24
                                         =============   =============  =============  =============  =============  =============
                                         =============   =============  =============  =============  =============  =============

(1)  Cost of investments:              $    4,654,702  $    2,330,152 $      838,035 $    2,301,114 $      100,875 $      576,857
     Shares of investments:                    86,301         357,565         48,278        110,761         10,933         55,065


The accompanying notes are an integral part of these financial statements.                                              (Continued)

VARIABLE ANNUITY-1 SELECT SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

                                         DREYFUS VIF      DREYFUS VIF                   FEDERATED
                                          CAPITAL          GROWTH &      FEDERATED     FUND FOR US                      INVESCO-VIF
                                        APPRECIATION        INCOME        AMERICAN      GOVERNMENT       FEDERATED       HIGH YIELD
                                          PORTFOLIO       PORTFOLIO   LEADERS FUND II  SECURITIES II  ITILITY FUND II      FUND
                                         -----------------------------------------------------------------------------------------
                                         -------------   -------------  -------------  -------------  -------------  -------------

ASSETS:
     Investments at market value (1)   $      526,656  $      639,137 $    1,590,189 $    1,986,659 $       43,547 $      539,276
     Investment income due and accrued                                                                                     65,412
     Purchase payments receivable                                              2,001
     Due from First Great-West Life                                            9,829                                        6,020
        & Annuity Insurance Company
     -------------------------------------------------   -------------  -------------  -------------  -------------  -------------
                                         -------------   -------------  -------------  -------------  -------------  -------------

        Total assets                          526,656         639,137      1,602,019      1,986,659         43,547        610,708
                                         -------------   -------------  -------------  -------------  -------------  -------------
                                         -------------   -------------  -------------  -------------  -------------  -------------

LIABILITIES:
     Redemptions payable                       16,676                                         8,851
     Due to First Great-West Life                  84             104                           320              7
        & Annuity Insurance Company
                                         -------------   -------------  -------------  -------------  -------------  -------------
                                         -------------   -------------  -------------  -------------  -------------  -------------

        Total liabilities                      16,760             104                         9,171              7
                                         -------------   -------------  -------------  -------------  -------------  -------------
                                         -------------   -------------  -------------  -------------  -------------  -------------

NET ASSETS                             $      509,896  $      639,033 $    1,602,019 $    1,977,488 $       43,540 $      610,708
                                         =============   =============  =============  =============  =============  =============
                                         =============   =============  =============  =============  =============  =============

NET ASSETS REPRESENTED BY:
     Accumulation units                $      509,896  $      639,033 $    1,558,737 $    1,977,488 $       43,540 $      584,422
     Contracts in payout phase                                                43,282                                       26,286
                                         -------------   -------------  -------------  -------------  -------------  -------------
                                         -------------   -------------  -------------  -------------  -------------  -------------

NET ASSETS                             $      509,896  $      639,033 $    1,602,019 $    1,977,488 $       43,540 $      610,708
                                         =============   =============  =============  =============  =============  =============
                                         =============   =============  =============  =============  =============  =============


ACCUMULATION UNITS OUTSTANDING                 56,202          67,001        112,380        151,290          4,108         65,390

UNIT VALUE (ACCUMULATION)              $         9.07  $         9.54 $        13.87 $        13.07 $        10.60 $         8.94
                                         =============   =============  =============  =============  =============  =============
                                         =============   =============  =============  =============  =============  =============

(1)  Cost of investments:              $      556,993  $      688,751 $    1,643,528 $    1,918,273 $       49,307 $      784,056
     Shares of investments:                    15,056          29,521         82,607        173,811          4,199         70,586


The accompanying notes are an integral part of these financial statements.                                             (Continued)


VARIABLE ANNUITY-1 SELECT SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       JANUS ASPEN     JANUS ASPEN
                                                                        JANUS ASPEN                      SERIES           SERIES
                                         INVESCO VIF-   INVESCO VIF-  SERIES FLEXIBLE   JANUS ASPEN   INTERNATIONAL     WORLDWIDE
                                        EQUITY INCOME    TECHNOLOGY        INCOME      SERIES GROWTH      GROWTH          GROWTH
                                            FUND            FUND         PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                         ------------------------------------------------------------------------------------------
                                         -------------  --------------  -------------  -------------  --------------  -------------

ASSETS:
     Investments at market value (1)   $    2,210,421 $       839,051 $    1,225,552 $    2,658,857 $     2,736,519 $    4,944,754
     Investment income due and accrued         24,614
     Purchase payments receivable                               1,501          4,003
     Due from First Great-West Life             4,460
        & Annuity Insurance Company
                                         -------------  --------------  -------------  -------------  --------------  -------------
                                         -------------  --------------  -------------  -------------  --------------  -------------

        Total assets                        2,239,495         840,552      1,229,555      2,658,857       2,736,519      4,944,754
                                         -------------  --------------  -------------  -------------  --------------  -------------
                                         -------------  --------------  -------------  -------------  --------------  -------------

LIABILITIES:
     Redemptions payable                                                                                  2,039,359      2,103,297
     Due to First Great-West Life                                 138            198            434             301            657
        & Annuity Insurance Company
     -------------------------------------------------  --------------  -------------  -------------  --------------  -------------
                                         -------------  --------------  -------------  -------------  --------------  -------------

        Total liabilities                                         138            198            434       2,039,660      2,103,954
                                         -------------  --------------  -------------  -------------  --------------  -------------
                                         -------------  --------------  -------------  -------------  --------------  -------------

NET ASSETS                             $    2,239,495 $       840,414 $    1,229,357 $    2,658,423 $       696,859 $    2,840,800
                                         =============  ==============  =============  =============  ==============  =============
                                         =============  ==============  =============  =============  ==============  =============

NET ASSETS REPRESENTED BY:
     Accumulation units                $    2,218,788 $       840,414 $    1,229,357 $    2,658,423 $       696,859 $    2,840,800
     Contracts in payout phase                 20,707
                                         -------------  --------------  -------------  -------------  --------------  -------------
                                         -------------  --------------  -------------  -------------  --------------  -------------

NET ASSETS                             $    2,239,495 $       840,414 $    1,229,357 $    2,658,423 $       696,859 $    2,840,800
                                         =============  ==============  =============  =============  ==============  =============
                                         =============  ==============  =============  =============  ==============  =============


ACCUMULATION UNITS OUTSTANDING                155,519         279,639        109,721        195,165          64,470        197,508

UNIT VALUE (ACCUMULATION)              $        14.27 $          3.01 $        11.20 $        13.62 $         10.81 $        14.38
                                         =============  ==============  =============  =============  ==============  =============
                                         =============  ==============  =============  =============  ==============  =============

(1)  Cost of investments:              $    2,284,545 $     1,474,448 $    1,233,918 $    3,796,033 $     2,701,406 $    4,882,059
     Shares of investments:                   118,968          54,590        105,107        133,745         116,596        173,257


The accompanying notes are an integral part of these financial statements.                                              (Continued)

VARIABLE ANNUITY-1 SELECT SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

                                         MONTGOMERY       PRUDENTIAL                     SAFECO RST      SCHWAB
                                          VARIABLE        SERIES FUND    SAFECO RST       GROWTH       MARKETTRACK   SCHWAB MONEY
                                        SERIES GROWTH   EQUITY CLASS II    EQUITY      OPPORTUNITIES     GROWTH        MARKET
                                            FUND           PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO II   PORTFOLIO
                                         -----------------------------------------------------------------------------------------
                                         -------------   -------------  -------------  -------------  -------------  -------------

ASSETS:
     Investments at market value (1)   $      232,280  $        7,123 $      440,309 $      341,809 $      624,657 $    7,926,761
     Investment income due and accrued                                                                                     14,708
     Purchase payments receivable                                                                                       5,180,654
     Due from First Great-West Life
        & Annuity Insurance Company
     -------------------------------------------------   -------------  -------------  -------------  -------------  -------------
                                         -------------   -------------  -------------  -------------  -------------  -------------

        Total assets                          232,280           7,123        440,309        341,809        624,657     13,122,123
                                         -------------   -------------  -------------  -------------  -------------  -------------
                                         -------------   -------------  -------------  -------------  -------------  -------------

LIABILITIES:
     Redemptions payable
     Due to First Great-West Life                 38               1             72             56            101          1,721
        & Annuity Insurance Company
                                         -------------   -------------  -------------  -------------  -------------  -------------
                                         -------------   -------------  -------------  -------------  -------------  -------------

        Total liabilities                          38               1             72             56            101          1,721
                                         -------------   -------------  -------------  -------------  -------------  -------------
                                         -------------   -------------  -------------  -------------  -------------  -------------

NET ASSETS                             $      232,242  $        7,122 $      440,237 $      341,753 $      624,556 $   13,120,402
                                         =============   =============  =============  =============  =============  =============
                                         =============   =============  =============  =============  =============  =============

NET ASSETS REPRESENTED BY:
     Accumulation units                $      232,242  $        7,122 $      440,237 $      341,753 $      624,556 $   13,120,402
     Contracts in payout phase
                                         -------------   -------------  -------------  -------------  -------------  -------------
                                         -------------   -------------  -------------  -------------  -------------  -------------

NET ASSETS                             $      232,242  $        7,122 $      440,237 $      341,753 $      624,556 $   13,120,402
                                         =============   =============  =============  =============  =============  =============
                                         =============   =============  =============  =============  =============  =============


ACCUMULATION UNITS OUTSTANDING                 22,910             809         36,876         27,184         47,996      1,093,341

UNIT VALUE (ACCUMULATION)              $        10.14  $         8.80 $        11.94 $        12.57 $        13.01 $        12.00
                                         =============   =============  =============  =============  =============  =============
                                         =============   =============  =============  =============  =============  =============

(1)  Cost of investments:              $      351,644  $        8,138 $      553,353 $      329,543 $      691,483 $    7,926,761
     Shares of investments:                    21,708             348         17,826         15,615         48,088      7,926,761


The accompanying notes are an integral part of these financial statements.                                             (Continued)

VARIABLE ANNUITY-1 SELECT SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                         SCUDDER
                                                          SCUDDER       VARIABLE                       UNIVERSAL      TOTAL
                                                          VARIABLE      SERIES I                     INSTITUTIONAL   VARIABLE
                                                       SERIES I CAPTIAL  GROWTH &     STRONG MULTI    FUND US REAL   ANNUITY-1
                                       SCHWAB S&P 500      GROWTH        INCOME         CAP VALUE        ESTATE     SELECT SERIES
                                         PORTFOLIO        PORTFOLIO     PORTFOLIO        FUND II       PORTFOLIO      ACCOUNT
                                        -----------------------------------------------------------------------------------------
                                        -------------   -------------  -------------  -------------  -------------  -------------

ASSETS:
     Investments at market value (1)  $    3,828,068  $      154,734 $      129,347 $      789,336 $      328,497 $   43,463,680
     Investment income due and accrued                                                                                   104,734
     Purchase payments receivable                                                            2,001          1,001      5,193,162
     Due from First Great-West Life                                                                                       20,309
        & Annuity Insurance Company
     ------------------------------------------------   -------------  -------------  -------------  -------------  -------------
                                        -------------   -------------  -------------  -------------  -------------  -------------

        Total assets                       3,828,068         154,734        129,347        791,337        329,498     48,781,885
                                        -------------   -------------  -------------  -------------  -------------  -------------
                                        -------------   -------------  -------------  -------------  -------------  -------------

LIABILITIES:
     Redemptions payable                       2,763                                                                   6,212,879
     Due to First Great-West Life                627              25             21            128             53          6,366
        & Annuity Insurance Company
                                        -------------   -------------  -------------  -------------  -------------  -------------
                                        -------------   -------------  -------------  -------------  -------------  -------------

        Total liabilities                      3,390              25             21            128             53      6,219,245
                                        -------------   -------------  -------------  -------------  -------------  -------------
                                        -------------   -------------  -------------  -------------  -------------  -------------

NET ASSETS                            $    3,824,678  $      154,709 $      129,326 $      791,209 $      329,445 $   42,562,640
                                        =============   =============  =============  =============  =============  =============
                                        =============   =============  =============  =============  =============  =============

NET ASSETS REPRESENTED BY:
     Accumulation units               $    3,824,678  $      154,709 $      129,326 $      791,209 $      329,445 $   42,472,365
     Contracts in payout phase                                                                                            90,275
                                        -------------   -------------  -------------  -------------  -------------  -------------
                                        -------------   -------------  -------------  -------------  -------------  -------------

NET ASSETS                            $    3,824,678  $      154,709 $      129,326 $      791,209 $      329,445 $   42,562,640
                                        =============   =============  =============  =============  =============  =============
                                        =============   =============  =============  =============  =============  =============


ACCUMULATION UNITS OUTSTANDING               278,148          17,131         16,180         82,944         26,658

UNIT VALUE (ACCUMULATION)             $        13.75  $         9.03 $         7.99 $         9.54 $        12.36
                                        =============   =============  =============  =============  =============
                                        =============   =============  =============  =============  =============

(1)  Cost of investments:             $    4,495,345  $      181,693 $      146,789 $      771,087 $      340,079 $   48,610,967
     Shares of investments:                  231,443           9,458         14,533         77,462         27,193     10,137,381


The accompanying notes are an integral part of these financial statements.                                           (Concluded)

VARIABLE ANNUITY-1 SELECT SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     DEUTSCHE         DEUTSCHE
                                         ALGER          AMERICAN                      BERGER IPT-      ASSET            ASSET
                                        AMERICAN       CENTURY VP                        SMALL      MANAGEMENT       MANAGEMENT
                                         GROWTH       INTERNATIONAL   BARON CAPITAL     COMPANY    VIT EAFE EQUITY  VIT SMALL CAP
                                       PORTFOLIO        PORTFOLIO      ASSET FUND     GROWTH FUND     INDEX FUND      INDEX FUND
                                       -----------------------------------------------------------------------------------------
                                       -------------   -------------  -------------  -------------  -------------  -------------

INVESTMENT INCOME:
    Dividends                         $        9,140 $          596  $            0 $            0 $             0 $        3,486

EXPENSES:
    Mortality and expense risk                31,981         11,786           7,025         15,751           1,333          1,753
                                        -------------  -------------   -------------  -------------  --------------  -------------
                                        -------------  -------------   -------------  -------------  --------------  -------------

NET INVESTMENT INCOME (LOSS)                 (22,841)       (11,190)         (7,025)       (15,751)         (1,333)         1,733
                                        -------------  -------------   -------------  -------------  --------------  -------------
                                        -------------  -------------   -------------  -------------  --------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
    Realized gain (loss) on sale of         (603,695)0     (114,762) 0       27,224 0     (575,120)0       (41,342)0       (8,497)
       fund shares
    Realized gain distributions              495,599 0       65,861  0        4,388 0       16,055 0             0 0       26,392
                                        -------------  -------------   -------------  -------------  --------------  -------------
                                        -------------  -------------   -------------  -------------  --------------  -------------

    Net realized gain (loss)                (108,096)       (48,901)         31,612       (559,065)        (41,342)        17,895
                                        -------------  -------------   -------------  -------------  --------------  -------------
                                        -------------  -------------   -------------  -------------  --------------  -------------

    Change in net unrealized
    appreciation (depreciation)
       on investments                       (454,368)0      (10,591) 0       73,656 0     (265,561)0        (3,309)0       16,680
                                        -------------  -------------   -------------  -------------  --------------  -------------
                                        -------------  -------------   -------------  -------------  --------------  -------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS         $     (585,305)$      (70,682) $       98,243 $     (840,377)$       (45,984)$       36,308
                                        =============  =============   =============  =============  ==============  =============
                                        =============  =============   =============  =============  ==============  =============

INVESTMENT INCOME RATIO                        0.24%          0.04%                                                         1.73%
                                        =============  =============                                                 =============
                                        =============  =============                                                 =============


The accompanying notes are an integral part of these financial statements.                                             (Continued)

VARIABLE ANNUITY-1 SELECT SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

                                       DREYFUS VIF      DREYFUS VIF                   FEDERATED
                                        CAPITAL          GROWTH &      FEDERATED     FUND FOR US                      INVESCO-VIF
                                      APPRECIATION        INCOME        AMERICAN      GOVERNMENT       FEDERATED       HIGH YIELD
                                        PORTFOLIO       PORTFOLIO   LEADERS FUND II  SECURITIES II  ITILITY FUND II      FUND
                                       -----------------------------------------------------------------------------------------
                                       -------------   -------------  -------------  -------------  -------------  -------------

INVESTMENT INCOME:
    Dividends                         $        3,618 $        3,155  $       17,532 $       46,523 $         1,589 $       65,412

EXPENSES:
    Mortality and expense risk                 3,116          5,286          11,588         13,143             436          8,492
                                        -------------  -------------   -------------  -------------  --------------  -------------
                                        -------------  -------------   -------------  -------------  --------------  -------------

NET INVESTMENT INCOME (LOSS)                     502         (2,131)          5,944         33,380           1,153         56,920
                                        -------------  -------------   -------------  -------------  --------------  -------------
                                        -------------  -------------   -------------  -------------  --------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
    Realized gain (loss) on sale of          (33,717)0      (41,798) 0       (8,329)0       22,166 0        (7,345)0     (155,257)
       fund shares
    Realized gain distributions                    0 0       10,257  0        7,642 0            0 0             0 0            0
                                        -------------  -------------   -------------  -------------  --------------  -------------
                                        -------------  -------------   -------------  -------------  --------------  -------------

    Net realized gain (loss)                 (33,717)       (31,541)           (687)        22,166          (7,345)      (155,257)
                                        -------------  -------------   -------------  -------------  --------------  -------------
                                        -------------  -------------   -------------  -------------  --------------  -------------

    Change in net unrealized
    appreciation (depreciation)
       on investments                         (5,708)0      (15,556) 0      (59,960)0       26,787 0        (1,127)0      (82,033)
                                        -------------  -------------   -------------  -------------  --------------  -------------
                                        -------------  -------------   -------------  -------------  --------------  -------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS         $      (38,923)$      (49,228) $      (54,703)$       82,333 $        (7,319)$     (180,370)
                                        =============  =============   =============  =============  ==============  =============
                                        =============  =============   =============  =============  ==============  =============

INVESTMENT INCOME RATIO                        0.99%          0.51%           1.29%          3.01%           3.10%          6.55%
                                        =============  =============   =============  =============  ==============  =============
                                        =============  =============   =============  =============  ==============  =============


The accompanying notes are an integral part of these financial statements.                                             (Continued)

VARIABLE ANNUITY-1 SELECT SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      JANUS ASPEN     JANUS ASPEN
                                                                       JANUS ASPEN                      SERIES           SERIES
                                        INVESCO VIF-   INVESCO VIF-  SERIES FLEXIBLE   JANUS ASPEN   INTERNATIONAL     WORLDWIDE
                                       EQUITY INCOME    TECHNOLOGY        INCOME      SERIES GROWTH      GROWTH          GROWTH
                                           FUND            FUND         PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
                                        ------------------------------------------------------------------------------------------
                                        -------------  --------------  -------------  -------------  --------------  -------------

INVESTMENT INCOME:
    Dividends                         $       24,615 $            0  $       56,445 $        2,423 $        21,677 $       20,943

EXPENSES:
    Mortality and expense risk                17,660          8,554           6,743         31,367          14,171         39,203
                                        -------------  -------------   -------------  -------------  --------------  -------------
                                        -------------  -------------   -------------  -------------  --------------  -------------

NET INVESTMENT INCOME (LOSS)                   6,955         (8,554)         49,702        (28,944)          7,506        (18,260)
                                        -------------  -------------   -------------  -------------  --------------  -------------
                                        -------------  -------------   -------------  -------------  --------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
    Realized gain (loss) on sale of           (2,884)0     (668,717) 0        9,138 0     (588,232)0      (266,411)0   (1,149,383)
       fund shares
    Realized gain distributions                7,212 0            0  0            0 0        7,646 0             0 0            0
                                        -------------  -------------   -------------  -------------  --------------  -------------
                                        -------------  -------------   -------------  -------------  --------------  -------------

    Net realized gain (loss)                   4,328       (668,717)          9,138       (580,586)       (266,411)    (1,149,383)
                                        -------------  -------------   -------------  -------------  --------------  -------------
                                        -------------  -------------   -------------  -------------  --------------  -------------

    Change in net unrealized
    appreciation (depreciation)
       on investments                       (222,608)0      (42,888) 0      (11,443)0     (575,013)0       358,561 0      190,473
                                        -------------  -------------   -------------  -------------  --------------  -------------
                                        -------------  -------------   -------------  -------------  --------------  -------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS         $     (211,325)$     (720,159) $       47,397 $   (1,184,543)$        99,656 $     (977,170)
                                        =============  =============   =============  =============  ==============  =============
                                        =============  =============   =============  =============  ==============  =============

INVESTMENT INCOME RATIO                        1.19%                          7.13%          0.07%           1.26%          0.45%
                                        =============                  =============  =============  ==============  =============
                                        =============                  =============  =============  ==============  =============


The accompanying notes are an integral part of these financial statements.                                             (Continued)

VARIABLE ANNUITY-1 SELECT SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

                                      MONTGOMERY       PRUDENTIAL                     SAFECO RST      SCHWAB
                                       VARIABLE        SERIES FUND    SAFECO RST       GROWTH       MARKETTRACK   SCHWAB MONEY
                                     SERIES GROWTH   EQUITY CLASS II    EQUITY      OPPORTUNITIES     GROWTH        MARKET
                                         FUND           PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO II   PORTFOLIO
                                      -----------------------------------------------------------------------------------------
                                      -------------   -------------  -------------  -------------  -------------  -------------

INVESTMENT INCOME:
    Dividends                        $       12,086 $          421  $        3,263 $            0 $        15,740 $      363,166

EXPENSES:
    Mortality and expense risk                2,265            991           4,264          1,959           6,003         89,446
                                       -------------  -------------   -------------  -------------  --------------  -------------
                                       -------------  -------------   -------------  -------------  --------------  -------------

NET INVESTMENT INCOME (LOSS)                  9,821           (570)         (1,001)        (1,959)          9,737        273,720
                                       -------------  -------------   -------------  -------------  --------------  -------------
                                       -------------  -------------   -------------  -------------  --------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
    Realized loss on sale of fund           (30,344)0      (58,901) 0      (76,664)0      (18,529)0       (16,503)0            0
       shares
    Realized gain distributions              18,354 0        8,245  0            0 0        7,114 0         9,707 0            0
                                       -------------  -------------   -------------  -------------  --------------  -------------
                                       -------------  -------------   -------------  -------------  --------------  -------------

    Net realized loss                       (11,990)       (50,656)        (76,664)       (11,415)         (6,796)             0
                                       -------------  -------------   -------------  -------------  --------------  -------------
                                       -------------  -------------   -------------  -------------  --------------  -------------

    Change in net unrealized
    appreciation (depreciation)
       on investments                       (63,420)0       26,558  0        3,626 0       51,615 0       (75,475)0            0
                                       -------------  -------------   -------------  -------------  --------------  -------------
                                       -------------  -------------   -------------  -------------  --------------  -------------

NET INCREASE (DECREASE) IN
NET ASSETS
    RESULTING FROM OPERATIONS        $      (65,589)$      (24,668) $      (74,039)$       38,241 $       (72,534)$      273,720
                                       =============  =============   =============  =============  ==============  =============
                                       =============  =============   =============  =============  ==============  =============

INVESTMENT INCOME RATIO                       4.53%          0.36%           0.66%                          2.23%          3.52%
                                       =============  =============   =============                 ==============  =============
                                       =============  =============   =============                 ==============  =============


The accompanying notes are an integral part of these financial statements.                                             (Continued)

VARIABLE ANNUITY-1 SELECT SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                      SCUDDER
                                                       SCUDDER       VARIABLE                       UNIVERSAL      TOTAL
                                                       VARIABLE      SERIES I                     INSTITUTIONAL   VARIABLE
                                                    SERIES I CAPTIAL  GROWTH &     STRONG MULTI    FUND US REAL   ANNUITY-1
                                    SCHWAB S&P 500      GROWTH        INCOME         CAP VALUE        ESTATE     SELECT SERIES
                                      PORTFOLIO        PORTFOLIO     PORTFOLIO        FUND II       PORTFOLIO      ACCOUNT
                                     -----------------------------------------------------------------------------------------
                                     -------------   -------------  -------------  -------------  -------------  -------------

INVESTMENT INCOME:
    Dividends                       $       37,956 $          525  $        1,032 $           30 $        12,672 $      724,045

EXPENSES:
    Mortality and expense risk              31,663          1,091             838          2,880           2,225        373,013
                                      -------------  -------------   -------------  -------------  --------------  -------------
                                      -------------  -------------   -------------  -------------  --------------  -------------

NET INVESTMENT INCOME (LOSS)                 6,293           (566)            194         (2,850)         10,447        351,032
                                      -------------  -------------   -------------  -------------  --------------  -------------
                                      -------------  -------------   -------------  -------------  --------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
    Realized gain (loss) on sale of       (154,148)0      (45,957) 0       (1,386)0        3,284 0          (410)    (4,606,519)
       fund shares
    Realized gain distributions                  0 0       16,615  0        1,948 0          249 0         1,311        704,595
                                      -------------  -------------   -------------  -------------  --------------  -------------
                                      -------------  -------------   -------------  -------------  --------------  -------------

    Net realized gain (loss)              (154,148)       (29,342)            562          3,533             901     (3,901,924)
                                      -------------  -------------   -------------  -------------  --------------  -------------
                                      -------------  -------------   -------------  -------------  --------------  -------------

    Change in net unrealized
    appreciation (depreciation)
       on investments                     (412,800)0       (2,782) 0      (13,225)0       19,496 0       (14,494)    (1,564,909)
                                      -------------  -------------   -------------  -------------  --------------  -------------
                                      -------------  -------------   -------------  -------------  --------------  -------------

NET INCREASE (DECREASE) IN
NET ASSETS
    RESULTING FROM OPERATIONS       $     (560,655)$      (32,690) $      (12,469)$       20,179 $        (3,146)$   (5,115,801)
                                      =============  =============   =============  =============  ==============  =============
                                      =============  =============   =============  =============  ==============  =============

INVESTMENT INCOME RATIO                      1.02%          0.41%           1.05%          0.01%           4.85%
                                      =============  =============   =============  =============  ==============
                                      =============  =============   =============  =============  ==============




The accompanying notes are an integral part of these financial statements.                                             (Concluded)

VARIABLE ANNUITY-1 SELECT SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                               ALGER AMERICAN                  AMERICAN CENTURY           BARON CAPITAL ASSET FUND
                                              GROWTH PORTFOLIO            VP INTERNATIONAL PORTFOLIO
                                         -------------------------------------------------------------------------------------------
                                         ------------------------------  -------------------------------  --------------------------
                                             2001            2000             2001            2000          2001             2000
                                         --------------  --------------  ---------------  --------------  ---------   --------------
                                         --------------  --------------  ---------------  --------------  ---------   --------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income (loss)      $       (22,841)$       (42,693)$        (11,190)$        (6,386)$   (7,025) $        (4,441)
     Net realized gain (loss)                 (108,096)      1,183,841          (48,901)         66,500     31,612           13,788
     Change in net unrealized appreciation                                                                                        0
        (depreciation) on investments         (454,368)     (1,990,328)         (10,591)       (211,232)    73,656          (25,809)
                                         --------------  --------------  ---------------  --------------  ---------   --------------
                                         --------------  --------------  ---------------  --------------  ---------   --------------

     Increase (decrease) in net assets resulting
        from operations                       (585,305)       (849,180)         (70,682)       (151,118)    98,243          (16,462)
                                         --------------  --------------  ---------------  --------------  ---------   --------------
                                         --------------  --------------  ---------------  --------------  ---------   --------------

CONTRACT TRANSACTIONS:
     Purchase payments                          39,694          50,061           11,801          63,656        616           37,346
     Redemptions                              (236,424)       (331,865)         (10,920)            (10)    (5,256)         (14,961)
     Transfers between subaccounts, net       (356,612)        345,053         (469,325)        175,826    220,080          253,111
     Contract maintenance charges                 (519)           (326)             (92)            (68)       (76)              (9)
     Adjustments to net assets allocated to contracts
        in payout phase
                                         --------------  --------------  ---------------  --------------  ---------   --------------
                                         --------------  --------------  ---------------  --------------  ---------   --------------

     Increase (decrease) in net assets resulting from
        contract transactions                 (553,861)         62,923         (468,536)        239,404    215,364          275,487
                                         --------------  --------------  ---------------  --------------  ---------   --------------
                                         --------------  --------------  ---------------  --------------  ---------   --------------

     Total increase (decrease) in net assets(1,139,166)       (786,257)        (539,218)         88,286    313,607          259,025

NET ASSETS:
     Beginning of period                     4,311,951       5,098,208          853,401         765,115    620,016          360,991
                                         --------------  --------------  ---------------  --------------  ---------   --------------
                                         --------------  --------------  ---------------  --------------  ---------   --------------

     End of period                     $     3,172,785 $     4,311,951 $        314,183 $       853,401 $  933,623  $       620,016
                                         ==============  ==============  ===============  ==============  =========   ==============
                                         ==============  ==============  ===============  ==============  =========   ==============

CHANGES IN UNITS OUTSTANDING:
     Units issued                               21,363 -       139,481 -      5,058,410 -        57,438 -   40,860  -        42,158
     Units redeemed                            (57,849)-      (139,280)-     (5,083,104)-       (43,905)-  (21,087) -       (17,552)
                                         --------------  --------------  ---------------  --------------  ---------   --------------
                                         --------------  --------------  ---------------  --------------  ---------   --------------

     Net increase (decrease)                   (36,486)            201          (24,694)         13,533     19,773           24,606
                                         ==============  ==============  ===============  ==============  =========   ==============
                                         ==============  ==============  ===============  ==============  =========   ==============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SELECT SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                         BERGER IPT-SMALL COMPANY       DEUTSCHE ASSET MANAGEMENT VIT DEUTSCHE ASSET MANAGEMENT VIT
                                                GROWTH FUND                  EAFE EQUITY INDEX FUND       SMALL CAP INDEX FUND
                                         ------------------------------------------------------------------------------------------
                                         ------------------------------  ------------------------------- --------------------------
                                             2001            2000             2001            2000         2001             2000
                                         --------------  --------------  ---------------  -------------- ---------   --------------
                                         --------------  --------------  ---------------  -------------- ---------   --------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income (loss)      $       (15,751)$       (22,735)$         (1,333)$          (285)$   1,733  $          (340)
     Net realized gain (loss)                 (559,065)        640,229          (41,342)          1,298    17,895            3,469
     Change in net unrealized appreciation                                                                                       0
        (depreciation) on investments         (265,561)       (972,923)          (3,309)         (6,068)   16,680           (4,588)
                                         --------------  --------------  ---------------  -------------- ---------   --------------
                                         --------------  --------------  ---------------  -------------- ---------   --------------

     Increase (decrease) in net assets resulting
        from operations                       (840,377)       (355,429)         (45,984)         (5,055)   36,308           (1,459)
                                         --------------  --------------  ---------------  -------------- ---------   --------------
                                         --------------  --------------  ---------------  -------------- ---------   --------------

CONTRACT TRANSACTIONS:
     Purchase payments                          51,573          66,344           13,455          14,225     4,627           12,240
     Redemptions                               (43,134)         (6,637)         (77,785)           (150)     (390)         (21,009)
     Transfers between subaccounts, net           (290)        644,389          136,484          54,103   503,011           28,229
     Contract maintenance charges                 (265)           (243)              (2)             (3)      (39)               0
     Adjustments to net assets allocated to contracts
        in payout phase
                                         --------------  --------------  ---------------  -------------- ---------   --------------
                                         --------------  --------------  ---------------  -------------- ---------   --------------

     Increase in net assets resulting from
        contract transactions                    7,884         703,853           72,152          68,175   507,209           19,460
                                         --------------  --------------  ---------------  -------------- ---------   --------------
                                         --------------  --------------  ---------------  -------------- ---------   --------------

     Total increase (decrease) in net assets  (832,493)        348,424           26,168          63,120   543,517           18,001

NET ASSETS:
     Beginning of period                     2,408,366       2,059,942           65,548           2,428    47,232           29,231
                                         --------------  --------------  ---------------  -------------- ---------   --------------
                                         --------------  --------------  ---------------  -------------- ---------   --------------

     End of period                     $     1,575,873 $     2,408,366 $         91,716 $        65,548 $ 590,749  $        47,232
                                         ==============  ==============  ===============  ============== =========   ==============
                                         ==============  ==============  ===============  ============== =========   ==============

CHANGES IN UNITS OUTSTANDING:
     Units issued                               41,228          80,793           26,898          11,473    59,272            4,884
     Units redeemed                            (42,055)        (58,921)         (21,120)         (5,066)  (10,978)          (3,136)
                                         --------------  --------------  ---------------  -------------- ---------   --------------
                                         --------------  --------------  ---------------  -------------- ---------   --------------

     Net increase (decrease)                      (827)         21,872            5,778           6,407    48,294            1,748
                                         ==============  ==============  ===============  ============== =========   ==============
                                         ==============  ==============  ===============  ============== =========   ==============


The accompanying notes are an integral part of these financial statements.                                              (Continued)

VARIABLE ANNUITY-1 SELECT SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                        DREYFUS VIF CAPITAL APPRECIATION   DREYFUS VIF GROWTH & INCOME   FEDERATED AMERICAN LEADERS
                                                   PORTFOLIO                       PORTFOLIO                      FUND II
                                         -------------------------------------------------------------------------------------------
                                         ------------------------------  -------------------------------  --------------------------
                                             2001            2000             2001            2000            2001           2000
                                         --------------  --------------  ---------------  --------------  --------------  ----------
                                         --------------  --------------  ---------------  --------------  --------------  ----------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income (loss)      $           502 $         1,076 $         (2,131)$          (933)$         5,944  $    2,079
     Net realized gain (loss)                  (33,717)         22,690          (31,541)         19,725            (687)      5,202
     Change in net unrealized appreciation           0                                0                               0           0
        (depreciation) on investments           (5,708)        (45,038)         (15,556)        (44,974)        (59,960)     (8,994)
                                         --------------  --------------  ---------------  --------------  --------------  ----------
                                         --------------  --------------  ---------------  --------------  --------------  ----------

     Decrease in net assets resulting
        from operations                        (38,923)        (21,272)         (49,228)        (26,182)        (54,703)     (1,713)
                                         --------------  --------------  ---------------  --------------  --------------  ----------
                                         --------------  --------------  ---------------  --------------  --------------  ----------

CONTRACT TRANSACTIONS:
     Purchase payments                           1,163           1,023           15,587             278           1,520       1,666
     Redemptions                                (5,637)            (10)         (54,430)           (345)        (26,193)    (38,505)
     Transfers between subaccounts, net         74,209         123,852          207,131         234,464         319,725    (383,503)
     Contract maintenance charges                  (65)             (3)             (53)            (12)           (193)       (123)
     Adjustments to net assets allocated to contracts
        in payout phase                                                                                          10,087
                                         --------------  --------------  ---------------  --------------  --------------  ----------
                                         --------------  --------------  ---------------  --------------  --------------  ----------

     Increase (decrease) in net assets resulting from
        contract transactions                   69,670         124,862          168,235         234,385         304,946    (420,465)
                                         --------------  --------------  ---------------  --------------  --------------  ----------
                                         --------------  --------------  ---------------  --------------  --------------  ----------

     Total increase (decrease) in net assets    30,747         103,590          119,007         208,203         250,243    (422,178)

NET ASSETS:
     Beginning of period                       479,149         375,559          520,026         311,823       1,351,776   1,773,954
                                         --------------  --------------  ---------------  --------------  --------------  ----------
                                         --------------  --------------  ---------------  --------------  --------------  ----------

     End of period                     $       509,896 $       479,149 $        639,033 $       520,026 $     1,602,019 $ 1,351,776
                                         ==============  ==============  ===============  ==============  ==============  ==========
                                         ==============  ==============  ===============  ==============  ==============  ==========

CHANGES IN UNITS OUTSTANDING:
     Units issued                               37,281          48,171           47,999          26,349          33,221      14,032
     Units redeemed                            (28,565)        (37,351)         (31,893)         (4,571)        (11,001)    (44,785)
                                         --------------  --------------  ---------------  --------------  --------------  ----------
                                         --------------  --------------  ---------------  --------------  --------------  ----------

     Net increase (decrease)                     8,716          10,820           16,106          21,778          22,220     (30,753)
                                         ==============  ==============  ===============  ==============  ==============  ==========
                                         ==============  ==============  ===============  ==============  ==============  ==========


The accompanying notes are an integral part of these financial statements.                                              (Continued)


VARIABLE ANNUITY-1 SELECT SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                            FEDERATED FUND FOR US           FEDERATED UTILITY FUND II    INVESCO-VIF HIGH YIELD FUND
                                          GOVERNMENT SECURITIES II
                                         ---------------------------------------------------------------  --------------------------
                                         ------------------------------  -------------------------------  --------------------------
                                             2001            2000             2001            2000            2001          2000
                                         --------------  --------------  ---------------  --------------  --------------  ----------
                                         --------------  --------------  ---------------  --------------  --------------  ----------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income (loss)      $        33,380 $        33,196 $          1,153 $           784 $        56,920  $   (2,306)
     Net realized gain (loss)                   22,166          (5,544)          (7,345)         (3,789)       (155,257)    (59,939)
     Change in net unrealized appreciation                                            0                               0           0
        (depreciation) on investments           26,787          67,526           (1,127)         (4,425)        (82,033)   (106,890)
                                         --------------  --------------  ---------------  --------------  --------------  ----------
                                         --------------  --------------  ---------------  --------------  --------------  ----------

     Increase (decrease) in net assets resulting
        from operations                         82,333          95,178           (7,319)         (7,430)       (180,370)   (169,135)
                                         --------------  --------------  ---------------  --------------  --------------  ----------
                                         --------------  --------------  ---------------  --------------  --------------  ----------

CONTRACT TRANSACTIONS:
     Purchase payments                           1,642          12,705                0             584           3,344      16,241
     Redemptions                              (107,831)        (42,295)             (85)         (8,899)       (149,925)   (129,712)
     Transfers between subaccounts, net        860,337         329,607          (15,485)         29,756         (58,372)   (497,308)
     Contract maintenance charges                  (97)             (9)              (9)            (17)           (147)       (123)
     Adjustments to net assets allocated to contracts
        in payout phase                                                                                           6,126
                                         --------------  --------------  ---------------  --------------  --------------  ----------
                                         --------------  --------------  ---------------  --------------  --------------  ----------

     Increase (decrease) in net assets resulting from
        contract transactions                  754,051         300,008          (15,579)         21,424        (198,974)   (610,902)
                                         --------------  --------------  ---------------  --------------  --------------  ----------
                                         --------------  --------------  ---------------  --------------  --------------  ----------

     Total increase (decrease) in net assets   836,384         395,186          (22,898)         13,994        (379,344)   (780,037)

NET ASSETS:
     Beginning of period                     1,141,104         745,918           66,438          52,444         990,052   1,770,089
                                         --------------  --------------  ---------------  --------------  --------------  ----------
                                         --------------  --------------  ---------------  --------------  --------------  ----------

     End of period                     $     1,977,488 $     1,141,104 $         43,540 $        66,438 $       610,708  $  990,052
                                         ==============  ==============  ===============  ==============  ==============  ==========
                                         ==============  ==============  ===============  ==============  ==============  ==========

CHANGES IN UNITS OUTSTANDING:
     Units issued                               88,876          32,832            1,466           7,740          28,862      34,094
     Units redeemed                            (30,233)         (6,827)          (2,720)         (6,199)        (54,644)    (86,941)
                                         --------------  --------------  ---------------  --------------  --------------  ----------
                                         --------------  --------------  ---------------  --------------  --------------  ----------

     Net increase (decrease)                    58,643          26,005           (1,254)          1,541         (25,782)    (52,847)
                                         ==============  ==============  ===============  ==============  ==============  ==========
                                         ==============  ==============  ===============  ==============  ==============  ==========


The accompanying notes are an integral part of these financial statements.                                              (Continued)

VARIABLE ANNUITY-1 SELECT SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                       INVESCO VIF-EQUITY INCOME FUND   INVESCO VIF-TECHNOLOGY FUND    JANUS ASPEN SERIES FLEXIBLE
                                                                                                             INCOME PORTFOLIO
                                       ---------------------------------------------------------------------------------------------
                                       -----------------------------   -----------------------------  ------------------------------
                                           2001            2000            2001            2000           2001            2000
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                                                                           (1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)     $         6,955 $      (16,535) $       (8,554) $      (13,819)$        49,702 $        12,073
    Net realized gain (loss)                   4,328        179,802        (668,717)       (424,519)          9,138          (1,880)
    Change in net unrealized appreciation          0                              0                               0               0
       (depreciation) on investments        (222,608)       (76,297)        (42,888)       (592,509)        (11,443)          5,028
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Increase (decrease) in net assets resulting
       from operations                      (211,325)        86,970        (720,159)     (1,030,847)         47,397          15,221
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

CONTRACT TRANSACTIONS:
    Purchase payments                          1,020         60,302          79,157          68,762           1,108               0
    Redemptions                             (231,919)      (146,322)        (16,734)       (523,900)        (16,089)         (1,631)
    Transfers between subaccounts, net       458,734        141,414         188,457       2,795,796         814,735         288,566
    Contract maintenance charges                (175)          (114)           (252)            134             (52)            (12)
    Adjustments to net assets allocated to contracts
       in payout phase                         4,826
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Increase in net assets resulting from
       contract transactions                 232,486         55,280         250,628       2,340,792         799,702         286,923
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Total increase (decrease) in net assets   21,161        142,250        (469,531)      1,309,945         847,099         302,144

NET ASSETS:
    Beginning of period                    2,218,334      2,076,084       1,309,945               0         382,258          80,114
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    End of period                    $     2,239,495 $    2,218,334  $      840,414  $    1,309,945 $     1,229,357 $       382,258
                                       ==============  =============   =============   =============  ==============  ==============
                                       ==============  =============   =============   =============  ==============  ==============

CHANGES IN UNITS OUTSTANDING:
    Units issued                              51,691         23,962         160,924         402,579          91,125          34,082
    Units redeemed                           (35,386)       (20,192)       (115,362)       (168,502)        (17,849)         (5,685)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Net increase                              16,305          3,770          45,562         234,077          73,276          28,397
                                       ==============  =============   =============   =============  ==============  ==============
                                       ==============  =============   =============   =============  ==============  ==============


(1) The portfolio commenced investment operations on March 1, 2000.

The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SELECT SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                         JANUS ASPEN SERIES GROWTH    JANUS ASPEN SERIES INTERNATIONAL  JANUS ASPEN SERIES WORLDWIDE
                                                PORTFOLIO                   GROWTH PORTFOLIO                GROWTH PORTFOLIO
                                         -------------------------------------------------------------------------------------------
                                         ------------------------------  -------------------------------  --------------------------
                                             2001            2000             2001            2000            2001             2000
                                         --------------  --------------  ---------------  --------------  ------------  -----------
                                         --------------  --------------  ---------------  --------------  ------------  -----------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income (loss)      $       (28,944)$        37,959 $          7,506 $        14,635 $     (18,260) $    (9,281)
     Net realized gain (loss)                 (580,586)        845,779         (266,411)        217,317    (1,149,383)     844,993
     Change in net unrealized appreciation           0                                0                             0            0
        (depreciation) on investments         (575,013)     (1,804,848)         358,561        (517,017)      190,473   (1,909,167)
                                         --------------  --------------  ---------------  --------------  ------------  -----------
                                         --------------  --------------  ---------------  --------------  ------------  -----------

     Increase (decrease) in net assets resulting
        from operations                     (1,184,543)       (921,110)          99,656        (285,065)     (977,170)  (1,073,455)
                                         --------------  --------------  ---------------  --------------  ------------  -----------
                                         --------------  --------------  ---------------  --------------  ------------  -----------

CONTRACT TRANSACTIONS:
     Purchase payments                          72,665         147,546            4,802          21,205        45,344      171,734
     Redemptions                              (254,009)       (160,860)         (10,693)         (9,654)     (127,474)    (269,332)
     Transfers between subaccounts, net       (632,357)        516,533         (413,045)        552,074    (1,415,500)   1,243,271
     Contract maintenance charges                 (703)           (413)            (209)             80          (644)        (447)
     Adjustments to net assets allocated to contracts
        in payout phase
                                         --------------  --------------  ---------------  --------------  ------------  -----------
                                         --------------  --------------  ---------------  --------------  ------------  -----------

     Increase (decrease) in net assets resulting from
        contract transactions                 (814,404)        502,806         (419,145)        563,705    (1,498,274)   1,145,226
                                         --------------  --------------  ---------------  --------------  ------------  -----------
                                         --------------  --------------  ---------------  --------------  ------------  -----------

     Total increase (decrease) in net assets(1,998,947)       (418,304)        (319,489)        278,640    (2,475,444)      71,771

NET ASSETS:
     Beginning of period                     4,657,370       5,075,674        1,016,348         737,708     5,316,244    5,244,473
                                         --------------  --------------  ---------------  --------------  ------------  -----------
                                         --------------  --------------  ---------------  --------------  ------------  -----------

     End of period                     $     2,658,423 $     4,657,370 $        696,859 $     1,016,348 $   2,840,800  $ 5,316,244
                                         ==============  ==============  ===============  ==============  ============  ===========
                                         ==============  ==============  ===============  ==============  ============  ===========

CHANGES IN UNITS OUTSTANDING:
     Units issued                               34,199          90,837        5,635,243         153,445     4,287,216      136,355
     Units redeemed                            (94,154)        (71,279)      (5,642,321)       (125,180)   (4,373,912)     (86,580)
                                         --------------  --------------  ---------------  --------------  ------------  -----------
                                         --------------  --------------  ---------------  --------------  ------------  -----------

     Net increase (decrease)                   (59,955)         19,558           (7,078)         28,265       (86,696)      49,775
                                         ==============  ==============  ===============  ==============  ============  ===========
                                         ==============  ==============  ===============  ==============  ============  ===========


The accompanying notes are an integral part of these financial statements.                                              (Continued)

VARIABLE ANNUITY-1 SELECT SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                       MONTGOMERY VARIABLE SERIES      PRUDENTIAL SERIES FUND EQUITY
                                              GROWTH FUND                    CLASS II PORTFOLIO        SAFECO RST EQUITY PORTFOLIO
                                       ---------------------------------------------------------------------------------------------
                                       -----------------------------   -----------------------------  ------------------------------
                                           2001            2000            2001            2000           2001            2000
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                                                                           (1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)     $         9,821 $       (1,568) $         (570) $          336 $        (1,001)$        (2,216)
    Net realized gain (loss)                 (11,990)        28,633         (50,656)         25,088         (76,664)        (18,637)
    Change in net unrealized appreciation          0                              0                               0               0
       (depreciation) on investments         (63,420)       (69,146)         26,558         (27,573)          3,626        (105,192)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Decrease in net assets resulting
       from operations                       (65,589)       (42,081)        (24,668)         (2,149)        (74,039)       (126,045)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

CONTRACT TRANSACTIONS:
    Purchase payments                            321            591               0               0           5,667          21,680
    Redemptions                               (5,279)             0               0             (10)        (77,202)        (43,142)
    Transfers between subaccounts, net          (496)       110,244        (146,731)        180,683        (147,216)       (287,122)
    Contract maintenance charges                 (50)           (31)             (3)              0             (46)            (80)
    Adjustments to net assets allocated to contracts
       in payout phase
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Increase (decrease) in net assets resulting from
       contract transactions                  (5,504)       110,804        (146,734)        180,673        (218,797)       (308,664)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Total increase (decrease) in net assets  (71,093)        68,723        (171,402)        178,524        (292,836)       (434,709)

NET ASSETS:
    Beginning of period                      303,335        234,612         178,524               0         733,073       1,167,782
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    End of period                    $       232,242 $      303,335  $        7,122  $      178,524 $       440,237 $       733,073
                                       ==============  =============   =============   =============  ==============  ==============
                                       ==============  =============   =============   =============  ==============  ==============

CHANGES IN UNITS OUTSTANDING:
    Units issued                               4,803         16,500           5,305          25,947           4,107          20,138
    Units redeemed                            (5,402)        (9,386)        (22,263)         (8,180)        (22,399)        (42,701)
                                       --------------  -------------   -------------   -------------  --------------  --------------
                                       --------------  -------------   -------------   -------------  --------------  --------------

    Net increase (decrease)                     (599)         7,114         (16,958)         17,767         (18,292)        (22,563)
                                       ==============  =============   =============   =============  ==============  ==============
                                       ==============  =============   =============   =============  ==============  ==============


(1) The portfolio commenced operations on May 3, 1999.

The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SELECT SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                SAFECO RST GROWTH         SCHWAB MARKETTRACK GROWTH
                                             OPPORTUNITIES PROTFOLIO           PORTFOLIO II            SCHWAB MONEY MARKET PORTFOLIO
                                         -------------------------------------------------------------------------------------------
                                         ------------------------------  -------------------------------  --------------------------
                                             2001            2000             2001            2000            2001          2000
                                         --------------  --------------  ---------------  --------------  ------------   -----------
                                         --------------  --------------  ---------------  --------------  ------------   -----------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income (loss)      $        (1,959)$        (1,760)$          9,737 $         1,329 $     273,720  $    300,313
     Net realized gain (loss)                  (11,415)         17,111           (6,796)         30,912             0             0
     Change in net unrealized appreciation           0                                0                             0
        (depreciation) on investments           51,615         (60,204)         (75,475)        (75,825)            0             0
                                         --------------  --------------  ---------------  --------------  ------------   -----------
                                         --------------  --------------  ---------------  --------------  ------------   -----------

     Increase (decrease) in net assets resulting
        from operations                         38,241         (44,853)         (72,534)        (43,584)      273,720       300,313
                                         --------------  --------------  ---------------  --------------  ------------   -----------
                                         --------------  --------------  ---------------  --------------  ------------   -----------

CONTRACT TRANSACTIONS:
     Purchase payments                           2,643          45,974            5,234          18,846     6,694,732    10,202,419
     Redemptions                               (18,100)         (1,566)        (119,432)         (4,589)   (1,815,055)     (683,709)
     Transfers between subaccounts, net        135,615         (39,214)          36,747         165,968    (1,484,217)   (4,902,392)
     Contract maintenance charges                  (62)            (53)             (64)           (104)       (1,025)       (1,200)
     Adjustments to net assets allocated to contracts
        in payout phase
                                         --------------  --------------  ---------------  --------------  ------------   -----------
                                         --------------  --------------  ---------------  --------------  ------------   -----------

     Increase (decrease) in net assets resulting from
        contract transactions                  120,096           5,141          (77,515)        180,121     3,394,435     4,615,118
                                         --------------  --------------  ---------------  --------------  ------------   -----------
                                         --------------  --------------  ---------------  --------------  ------------   -----------

     Total increase (decrease) in net assets   158,337         (39,712)        (150,049)        136,537     3,668,155     4,915,431

NET ASSETS:
     Beginning of period                       183,416         223,128          774,605         638,068     9,452,247     4,536,816
                                         --------------  --------------  ---------------  --------------  ------------   -----------
                                         --------------  --------------  ---------------  --------------  ------------   -----------

     End of period                     $       341,753 $       183,416 $        624,556 $       774,605 $  13,120,402  $  9,452,247
                                         ==============  ==============  ===============  ==============  ============   ===========
                                         ==============  ==============  ===============  ==============  ============   ===========

CHANGES IN UNITS OUTSTANDING:
     Units issued                               27,581          36,218           18,211          22,084    17,225,872     1,980,741
     Units redeemed                            (17,631)        (38,491)         (24,274)        (10,050)  (16,942,573)   (1,579,066)
                                         --------------  --------------  ---------------  --------------  ------------   -----------
                                         --------------  --------------  ---------------  --------------  ------------   -----------

     Net increase (decrease)                     9,950          (2,273)          (6,063)         12,034       283,299       401,675
                                         ==============  ==============  ===============  ==============  ============   ===========
                                         ==============  ==============  ===============  ==============  ============   ===========


The accompanying notes are an integral part of these financial statements.                                               (Continued)

VARIABLE ANNUITY-1 SELECT SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                            SCUDDER VARIABLE SERIES I    SCUDDER VARIABLE SERIES I
                                           SCHWAB S&P 500 PORTFOLIO         CAPTIAL GROWTH PORTFOLIO     GROWTH & INCOME PORTFOLIO
                                         ------------------------------  -----------------------------------------------------------
                                         ------------------------------  -------------------------------  --------------------------
                                             2001            2000             2001            2000            2001             2000
                                         --------------  --------------  ---------------  --------------  --------------  ---------
                                         --------------  --------------  ---------------  --------------  --------------  ---------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income (loss)      $         6,293 $         5,507 $           (566)$          (883)$           194  $     290
     Net realized gain (loss)                 (154,148)        494,725          (29,342)         23,150             562      1,051
     Change in net unrealized appreciation           0                                0                               0
        (depreciation) on investments         (412,800)     (1,033,411)          (2,782)        (41,789)        (13,225)    (3,845)
                                         --------------  --------------  ---------------  --------------  --------------  ---------
                                         --------------  --------------  ---------------  --------------  --------------  ---------

     Decrease in net assets resulting
        from operations                       (560,655)       (533,179)         (32,690)        (19,522)        (12,469)    (2,504)
                                         --------------  --------------  ---------------  --------------  --------------  ---------
                                         --------------  --------------  ---------------  --------------  --------------  ---------

CONTRACT TRANSACTIONS:
     Purchase payments                         108,111         141,773            5,005          11,074             200        180
     Redemptions                               (85,940)       (144,790)               0             (10)         (2,641)         0
     Transfers between subaccounts, net        325,059        (182,811)          21,268          66,185          50,830     87,648
     Contract maintenance charges                 (944)           (678)             (30)             (5)             (4)         0
     Adjustments to net assets allocated to contracts
        in payout phase
                                         --------------  --------------  ---------------  --------------  --------------  ---------
                                         --------------  --------------  ---------------  --------------  --------------  ---------

     Increase (decrease) in net assets resulting from
        contract transactions                  346,286        (186,506)          26,243          77,244          48,385     87,828
                                         --------------  --------------  ---------------  --------------  --------------  ---------
                                         --------------  --------------  ---------------  --------------  --------------  ---------

     Total increase (decrease) in net assets  (214,369)       (719,685)          (6,447)         57,722          35,916     85,324

NET ASSETS:
     Beginning of period                     4,039,047       4,758,732          161,156         103,434          93,410      8,086
                                         --------------  --------------  ---------------  --------------  --------------  ---------
                                         --------------  --------------  ---------------  --------------  --------------  ---------

     End of period                     $     3,824,678 $     4,039,047 $        154,709 $       161,156 $       129,326  $  93,410
                                         ==============  ==============  ===============  ==============  ==============  =========
                                         ==============  ==============  ===============  ==============  ==============  =========

CHANGES IN UNITS OUTSTANDING:
     Units issued                               64,891         133,343           12,057          16,436           6,701      9,414
     Units redeemed                            (42,548)       (148,455)          (9,193)        (10,350)           (798)         0
                                         --------------  --------------  ---------------  --------------  --------------  ---------
                                         --------------  --------------  ---------------  --------------  --------------  ---------

     Net increase (decrease)                    22,343         (15,112)           2,864           6,086           5,903      9,414
                                         ==============  ==============  ===============  ==============  ==============  =========
                                         ==============  ==============  ===============  ==============  ==============  =========


The accompanying notes are an integral part of these financial statements.                                              (Continued)

VARIABLE ANNUITY-1 SELECT SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            AMERICAN
                                                                                                               ALGER      CENTURY VP
                                                                                                              AMERICAN       CAPITAL
                                                                               UNIVERSAL INSTITUTIONAL FUND   SMALL-CAP APPRECIATION
                                                STRONG MULTI CAP VALUE FUND II  REAL ESTATE PORTFOLIO         PORTFOLIO    PORTFOLIO
                                                   ---------------------------------------------------------------------------------
                                                   ---------------------------  ---------------------------  -----------------------
                                                      2001           2000           2001          2000           2000          2000
                                                   ------------   ------------  -------------  ------------  ---------  ------------
                                                   ------------   ------------  -------------  ------------  ---------  ------------
                                                                                                   (1)       (2)            (3)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)                 $      (2,850) $         283 $       10,447 $       2,461 $     (503)$        (111)
    Net realized gain (loss)                             3,533         (8,399)           901         2,721    162,481        46,854
    Change in net unrealized appreciation                    0
       (depreciation) on investments                    19,496          7,005        (14,494)        2,912    (76,341)      (28,270)
                                                   ------------   ------------  -------------  ------------  ---------  ------------
                                                   ------------   ------------  -------------  ------------  ---------  ------------

    Increase (decrease) in net assets resulting
       from operations                                  20,179         (1,111)        (3,146)        8,094     85,637        18,473
                                                   ------------   ------------  -------------  ------------  ---------  ------------
                                                   ------------   ------------  -------------  ------------  ---------  ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                   13,674            465            217
    Redemptions                                         (1,577)          (336)          (902)            0       (366)            0
    Transfers between subaccounts, net                 505,968        170,463        152,256       172,982   (439,820)      (90,936)
    Contract maintenance charges                           (48)            (5)           (52)           (4)         0
    Adjustments to net assets allocated to contracts
       in payout phase
                                                   ------------   ------------  -------------  ------------  ---------  ------------
                                                   ------------   ------------  -------------  ------------  ---------  ------------

    Increase (decrease) in net assets resulting from
       contract transactions                           518,017        170,587        151,519       172,978   (440,186)      (90,936)
                                                   ------------   ------------  -------------  ------------  ---------  ------------
                                                   ------------   ------------  -------------  ------------  ---------  ------------

    Total increase (decrease) in net assets            538,196        169,476        148,373       181,072   (354,549)      (72,463)

NET ASSETS:
    Beginning of period                                253,013         83,537        181,072             0    354,549        72,463
                                                   ------------   ------------  -------------  ------------  ---------  ------------
                                                   ------------   ------------  -------------  ------------  ---------  ------------

    End of period                                $     791,209  $     253,013 $      329,445 $     181,072 $        0 $           0
                                                   ============   ============  =============  ============  =========  ============
                                                   ============   ============  =============  ============  =========  ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                        72,518         33,988         32,679        24,715
    Units redeemed                                     (16,956)       (16,272)       (22,110)      (14,415)   (18,225)       (4,280)
                                                   ------------   ------------  -------------  ------------  ---------  ------------
                                                   ------------   ------------  -------------  ------------  ---------  ------------

    Net increase                                        55,562         17,716         10,569        10,300    (18,225)       (4,280)
                                                   ============   ============  =============  ============  =========  ============
                                                   ============   ============  =============  ============  =========  ============


(1) Fund transfer effective September 25, 2000.  The assets transferred from Van Kampen Ameican Capital LIT - Morgan Stanley
    Real Estate.
(2) The portfolio ceased investment operations on March 31, 2000.
(3) The portfolio ceased investment operations on March 10, 2000.

The accompanying notes are an integral part of these financial statements.                                               (Continued)


VARIABLE ANNUITY-1 SELECT SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                            JANUS ASPEN    LEXINGTON     STEINROE                      VAN ECK
                                              INVESCO VIF   AGGRESSIVE     EMERGING      SPECIAL         STRONG       WORLDWIDE
                                             TOTAL RETURN     GROWTH        MARKETS      VENTURE       DISCOVERY II   HARD ASSETS
                                               PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
                                              ------------------------------------------------------------------------------------
                                              ------------  ------------  -------------  ------------  ------------  -------------
                                                 2000          2000           2000          2000          2000           2000
                                              ------------  ------------  -------------  ------------  ------------  -------------
                                              ------------  ------------  -------------  ------------  ------------  -------------
                                                  (1)           (1)           (2)            (3)           (4)           (4)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)            $        (222)$      (1,199)$          (18)$         (99)$         (73)$           97
    Net realized gain (loss)                      (22,717)      545,210          7,962        41,424        13,519            (75)
    Change in net unrealized appreciation               0
       (depreciation) on investments                8,308      (323,803)        (4,687)      (19,485)       (6,787)          (619)
                                              ------------  ------------  -------------  ------------  ------------  -------------
                                              ------------  ------------  -------------  ------------  ------------  -------------

    Increase (decrease) in net assets resulting
       from operations                            (14,631)      220,208          3,257        21,840         6,659           (597)
                                              ------------  ------------  -------------  ------------  ------------  -------------
                                              ------------  ------------  -------------  ------------  ------------  -------------

CONTRACT TRANSACTIONS:
    Purchase payments
    Redemptions                                         0             0              0             0           (44)             0
    Transfers between subaccounts, net           (144,683)     (990,659)       (14,325)      (86,410)      (63,293)        (9,509)
    Contract maintenance charges                        0             0              0             0             0
    Adjustments to net assets allocated to contracts
       in payout phase
                                              ------------  ------------  -------------  ------------  ------------  -------------
                                              ------------  ------------  -------------  ------------  ------------  -------------

    Increase in net assets resulting from
       contract transactions                     (144,683)     (990,659)       (14,325)      (86,410)      (63,337)        (9,509)
                                              ------------  ------------  -------------  ------------  ------------  -------------
                                              ------------  ------------  -------------  ------------  ------------  -------------

    Total increase (decrease) in net assets      (159,314)     (770,451)       (11,068)      (64,570)      (56,678)       (10,106)

NET ASSETS:
    Beginning of period                           159,314       770,451         11,068        64,570        56,678         10,106
                                              ------------  ------------  -------------  ------------  ------------  -------------
                                              ------------  ------------  -------------  ------------  ------------  -------------

    End of period                           $           0 $           0 $            0 $           0 $           0 $            0
                                              ============  ============  =============  ============  ============  =============
                                              ============  ============  =============  ============  ============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued
    Units redeemed                                (13,691)      (21,406)          (853)       (4,846)       (4,522)        (1,237)
                                              ------------  ------------  -------------  ------------  ------------  -------------
                                              ------------  ------------  -------------  ------------  ------------  -------------

    Net decrease                                  (13,691)      (21,406)          (853)       (4,846)       (4,522)        (1,237)
                                              ============  ============  =============  ============  ============  =============
                                              ============  ============  =============  ============  ============  =============


(1) The portfolio ceased investment operations on March 1, 2000.
(2) The portfolio ceased investment operations on March 24, 2000.
(3) The portfolio ceased investment operations on March 31, 2000.
(4) The portfolio ceased investment operations on March 8, 2000.

The accompanying notes are an integral part of these financial statements.                                             (Continued)

VARIABLE ANNUITY-1 SELECT SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2001 AND 2000

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                                                   VAN KAMPEN
                                                                    AMERICAN
                                                                   CAPITAL LIT-
                                                                     MORGAN
                                                                  STANLEY REAL
                                                                     ESTATE
                                                                    SECURITIES  TOTAL VARIABLE ANNUITY-1 SELECT
                                                                    PORTFOLIO          SERIES ACCOUNT
                                                                   -----------------------------------------
                                                                   ------------  ---------------------------
                                                                      2000          2001           2000
                                                                   ------------  ------------  -------------
                                                                   ------------  ------------  -------------
                                                                       (1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income                                        $        (498)$     331,366 $      257,932
    Net realized gain (loss)                                             8,535    (4,418,491)     5,545,889
    Change in net unrealized appreciation                                    0
       (depreciation) on investments                                     1,699    (1,735,875)   (10,990,179)
                                                                   ------------  ------------  -------------
                                                                   ------------  ------------  -------------

    Increase (decrease) in net assets resulting
       from operations                                                   9,736    (5,823,000)    (5,186,358)
                                                                   ------------  ------------  -------------
                                                                   ------------  ------------  -------------

CONTRACT TRANSACTIONS:
    Purchase payments                                                      300     7,236,307     11,279,062
    Redemptions                                                            (25)   (3,536,105)    (2,573,620)
    Transfers between subaccounts, net                                 (61,750)      (90,860)     1,268,390
    Contract maintenance charges                                            (9)       (5,915)        (3,985)
    Adjustments to net assets allocated to contracts
       in payout phase                                                                10,952
                                                                   ------------  ------------  -------------
                                                                   ------------  ------------  -------------

    Increase (decrease) in net assets resulting from
       contract transactions                                           (61,484)    3,614,379      9,969,847
                                                                   ------------  ------------  -------------
                                                                   ------------  ------------  -------------

    Total increase (decrease) in net assets                            (51,748)   (2,208,621)     4,783,489

NET ASSETS:
    Beginning of period                                                 51,748    44,278,651     39,495,162
                                                                   ------------  ------------  -------------
                                                                   ------------  ------------  -------------

    End of period                                                $           0 $  42,070,030 $   44,278,651
                                                                   ============  ============  =============
                                                                   ============  ============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                                        22,910    33,229,756      3,691,737
    Units redeemed                                                     (38,999)  (32,803,074)    (2,897,794)
                                                                   ------------  ------------  -------------
                                                                   ------------  ------------  -------------

    Net increase (decrease)                                            (16,089)      426,682        793,944
                                                                   ============  ============  =============
                                                                   ============  ============  =============


(1) Fund transfer effective September 25, 2000.  The assets transferred to
Universal U.S. Real Es(Concluded) Portfolio.                                                     (Concluded)

                                                                                                       DEUTSCHE
                                                                                                        ASSET             DEUTSCHE
                                 ALGER            AMERICAN                            BERGER IPT-     MANAGEMENT            ASSET
                               AMERICAN          CENTURY VP          BARON              SMALL           VIT EAFE         MANAGEMENT
                                GROWTH          INTERNATIONAL    CAPTIAL ASSET         COMPANY       EQUITY INDEX      VIT SMALL CAP
                               PORTFOLIO         PORTFOLIO           FUND            GROWTH FUND         FUND            INDEX FUND
                              ------------------------------------------------------------------------------------------------------

Expenses as a % of net assets     0.85               0.85               0.85             0.85              0.85            0.85

           2001
---------------------------
 Ending Unit Value                  $ 16.36             $ 11.54           $ 12.29          $ 15.07            $ 7.40      $ 11.24
 Number of Units Outstanding        193,900              27,230            75,949          104,599            12,387       52,551
 Net Assets (000's)                 $ 3,173               $ 314             $ 934          $ 1,576              $ 92        $ 591
 Total Return                       (12.59%)            (29.82%)           11.35%          (34.04%)          (25.36%)       1.27%

           2000
---------------------------
 Ending Unit Value                  $ 18.72             $ 16.44           $ 11.04          $ 22.84            $ 9.92      $ 11.10
 Number of Units Outstanding        230,386              51,924            56,176          105,426             6,609        4,257
 Net Assets (000's)                 $ 4,312               $ 853             $ 620          $ 2,408              $ 66         $ 47
 Total Return                       (15.49%)            (17.51%)           (3.41%)          (7.34%)          (17.33%)      (4.72%)

           1999
---------------------------
 Ending Unit Value                  $ 22.15             $ 19.93           $ 11.43          $ 24.65           $ 12.00      $ 11.65
 Number of Units Outstanding        230,184              38,391            31,570           83,554               202        2,510
 Net Assets (000's)                 $ 5,098               $ 765             $ 361          $ 2,060               $ 2         $ 29
 Total Return                        32.63%              62.69%            14.30%           89.76%            20.00%       16.50%

           1998
---------------------------
 Ending Unit Value                  $ 16.70             $ 12.25                            $ 12.99
 Number of Units Outstanding        157,993              14,930                             38,814
 Net Assets (000's)                 $ 2,639               $ 183                              $ 504
 Total Return                        46.88%              17.79%                              1.01%

           1997
---------------------------
 Ending Unit Value                  $ 11.37             $ 10.40                            $ 12.86
 Number of Units Outstanding         31,803               4,713                             17,749
 Net Assets (000's)                   $ 362                $ 49                              $ 228
 Total Return                        13.70%               4.00%                             28.60%

                                                                                                                    (Continued)

                               DREYFUS VIF        DREYFUS VIF           FEDERATED        FEDERATED
                                 CAPITAL           GROWTH &             AMERICAN        FUND FOR US       FEDERATED      INVESCO-VIF
                               APPRECIATION         INCOME             LEADERS FUND     GOVERNMENT       UTILITY FUND     HIGH YIELD
                                PORTFOLIO         PORTFOLIO                II          SECURITIES II         II              FUND
                              ------------------------------------------------------------------------------------------------------

Expenses as a % of net assets      0.85               0.85               0.85              0.85              0.85            0.85

           2001
---------------------------
 Ending Unit Value                    $ 9.07              $ 9.54           $ 13.87           $ 13.07           $ 10.60       $ 8.94
 Number of Units Outstanding          56,202              67,001           112,380           151,290             4,108       65,390
 Net Assets (000's)                    $ 510               $ 639           $ 1,602           $ 1,977              $ 44        $ 611
 Total Return                        (10.08%)             (6.68%)           (5.06%)            6.09%           (14.46%)     (15.68%)

           2000
---------------------------
 Ending Unit Value                   $ 10.09             $ 10.22           $ 14.61           $ 12.32           $ 12.39      $ 10.60
 Number of Units Outstanding          47,486              50,895            90,160            92,647             5,362       91,172
 Net Assets (000's)                    $ 479               $ 520           $ 1,352           $ 1,141              $ 66        $ 990
 Total Return                         (1.46%)             (4.58%)            1.53%            10.10%            (9.69%)     (12.40%)

           1999
---------------------------
 Ending Unit Value                   $ 10.24             $ 10.71           $ 14.39           $ 11.19           $ 13.72      $ 12.10
 Number of Units Outstanding          36,666              29,117           120,912            66,641             3,821      144,019
 Net Assets (000's)                    $ 376               $ 312           $ 1,774             $ 746              $ 52      $ 1,770
 Total Return                          2.40%               7.10%             5.81%            (1.50%)            0.81%        8.23%

           1998
---------------------------
 Ending Unit Value                                                         $ 13.60           $ 11.36           $ 13.61      $ 11.18
 Number of Units Outstanding                                               117,665            88,763            20,842      115,986
 Net Assets (000's)                                                        $ 1,633           $ 1,008             $ 284      $ 1,321
 Total Return                                                               16.64%             6.77%            12.95%        0.63%

           1997
---------------------------
 Ending Unit Value                                                         $ 11.66           $ 10.64           $ 12.05      $ 11.11
 Number of Units Outstanding                                                65,489            32,659               310       56,676
 Net Assets (000's)                                                          $ 792             $ 347               $ 4        $ 655
 Total Return                                                               16.60%             6.40%            20.50%       11.10%

                                                                                                                         (Continued)

                                                                      JANUS ASPEN                       JANUS ASPEN    JANUS ASPEN
                                                                        SERIES         JANUS ASPEN        SERIES         SERIES
                               INVESCO VIF-      INVESCO VIF-          FLEXIBLE          SERIES        INTERNATIONAL    WORLDWIDE
                                 EQUITY           TECHNOLOGY            INCOME           GROWTH           GROWTH          GROWTH
                              INCOME FUND            FUND              PORTFOLIO        PORTFOLIO        PORTFOLIO      PORTFOLIO
                              ------------------------------------------------------------------------------------------------------

Expenses as a % of net assets      0.85               0.85              0.85              0.85              0.85          0.85

           2001
---------------------------
 Ending Unit Value                   $ 14.27              $ 3.01          $ 11.20           $ 13.62            $ 10.81      $ 14.38
 Number of Units Outstanding         155,519             279,639          109,721           195,165             64,470      197,508
 Net Assets (000's)                  $ 2,239               $ 840          $ 1,229           $ 2,658              $ 697      $ 2,841
 Total Return                         (9.76%)            (46.33%)           6.81%           (25.40%)           (23.93%)     (23.13%)

           2000
---------------------------
 Ending Unit Value                   $ 15.81              $ 5.60          $ 10.49           $ 18.26            $ 14.21      $ 18.71
 Number of Units Outstanding         139,214             234,077           36,445           255,120             71,548      284,204
 Net Assets (000's)                  $ 2,218             $ 1,310            $ 382           $ 4,657            $ 1,016      $ 5,316
 Total Return                          4.01%             (44.00%)           5.32%           (15.27%)           (16.61%)     (16.36%)

           1999
---------------------------
 Ending Unit Value                   $ 15.20                               $ 9.96           $ 21.55            $ 17.04      $ 22.37
 Number of Units Outstanding         135,444                                8,048           235,562             43,283      234,428
 Net Assets (000's)                  $ 2,076                                 $ 80           $ 5,076              $ 738      $ 5,244
 Total Return                         13.86%                               (0.40%)           42.81%             70.40%       63.05%

           1998
---------------------------
 Ending Unit Value                   $ 13.35                                                $ 15.09                         $ 13.72
 Number of Units Outstanding         126,710                                                146,172                         179,884
 Net Assets (000's)                  $ 1,707                                                $ 2,206                         $ 2,468
 Total Return                         14.30%                                                 34.49%                          27.87%

           1997
---------------------------
 Ending Unit Value                   $ 11.68                                                $ 11.22                         $ 10.73
 Number of Units Outstanding          65,450                                                 42,290                          87,156
 Net Assets (000's)                    $ 777                                                  $ 474                           $ 935
 Total Return                         16.80%                                                 12.20%                           7.30%

                                                                                                                         (Continued)



                                MONTGOMERY    PRUDENTIAL                           SAFECO RST          SCHWAB            SCHWAB
                                 VARIABLE     SERIES FUND       SAFECO RST           GROWTH         MARKETTRACK           MONEY
                                  SERIES     EQUITY CLASS II     EQUITY           OPPORTUNITIES        GROWTH            MARKET
                               GROWTH FUND    PORTFOLIO         PORTFOLIO          PORTFOLIO        PORTFOLIO II       PORTFOLIO
                             -------------------------------------------------------------------------------------------------------

Expenses as a % of net assets      0.85           0.85               0.85              0.85              0.85              0.85

           2001
---------------------------
 Ending Unit Value                   $ 10.14          $ 8.80           $ 11.94           $ 12.57           $ 13.01           $ 12.00
 Number of Units Outstanding          22,910             809            36,876            27,184            47,996         1,093,341
 Net Assets (000's)                    $ 232             $ 7             $ 440             $ 342             $ 625          $ 13,120
 Total Return                        (21.42%)        (12.40%)          (10.17%)           18.16%            (9.19%)            2.83%

           2000
---------------------------
 Ending Unit Value                   $ 12.90         $ 10.05           $ 13.29           $ 10.64           $ 14.33           $ 11.67
 Number of Units Outstanding          23,509          17,767            55,168            17,234            54,059           810,042
 Net Assets (000's)                    $ 303           $ 179             $ 733             $ 183             $ 775           $ 9,452
 Total Return                         (9.85%)          2.03%           (11.52%)           (6.99%)           (5.60%)            5.04%

           1999
---------------------------
 Ending Unit Value                   $ 14.31          $ 9.85           $ 15.02           $ 11.44           $ 15.18           $ 11.11
 Number of Units Outstanding          16,395             N/A            77,732            19,507            42,025           408,367
 Net Assets (000's)                    $ 235             N/A           $ 1,168             $ 223             $ 638           $ 4,537
 Total Return                         19.75%          (1.50%)            8.37%            14.40%            18.59%             3.93%

           1998
---------------------------
 Ending Unit Value                   $ 11.95                           $ 13.86                             $ 12.80           $ 10.69
 Number of Units Outstanding          29,364                            81,951                              46,663           241,333
 Net Assets (000's)                    $ 351                           $ 1,136                               $ 597           $ 2,581
 Total Return                          2.05%                            23.86%                              12.08%             4.09%

           1997
---------------------------
 Ending Unit Value                   $ 11.71                           $ 11.19                             $ 11.42           $ 10.27
 Number of Units Outstanding          20,246                            33,471                              17,850           168,197
 Net Assets (000's)                    $ 237                             $ 375                               $ 204           $ 1,727
 Total Return                         17.10%                            11.90%                              14.20%             2.70%

                                                                                                                         (Continued)


                                                                               SCUDDER
                                                              SCUDDER          VARIABLE                           UNIVERSAL
                                                             VARIABLE          SERIES I                         INSTITUTIONAL
                                                          SERIES I CAPITAL     GROWTH &           STRONG        FUND U.S. REAL
                                           SCHWAB S&P         GROWTH            INCOME          MULTI CAP           ESTATE
                                          500 PORTFOLIO      PORTFOLIO         PORTFOLIO       VALUE FUND II      PORTFOLIO
                                          ---------------------------------------------------------------------------------------

Expenses as a % of net assets                 0.85               0.85              0.85              0.85             0.85

           2001
---------------------------
 Ending Unit Value                              $ 13.75              $ 9.03           $ 7.99            $ 9.54           $ 12.36
 Number of Units Outstanding                    278,148              17,131           16,180            82,944            26,658
 Net Assets (000's)                             $ 3,825               $ 155            $ 129             $ 791             $ 329
 Total Return                                   (12.92%)            (20.08%)         (12.07%)            3.24%            10.14%

           2000
---------------------------
 Ending Unit Value                              $ 15.79             $ 11.30           $ 9.09            $ 9.24           $ 11.22
 Number of Units Outstanding                    255,805              14,267           10,277            27,382            16,089
 Net Assets (000's)                             $ 4,039               $ 161             $ 93             $ 253             $ 180
 Total Return                                   (10.13%)            (10.60%)          (2.88%)            6.94%            25.50%

           1999
---------------------------
 Ending Unit Value                              $ 17.57             $ 12.64           $ 9.36            $ 8.64            $ 8.94
 Number of Units Outstanding                    270,917               8,181              864             9,666             5,789
 Net Assets (000's)                             $ 4,759               $ 103              $ 8              $ 84              $ 52
 Total Return                                    19.44%              26.40%           (6.40%)          (13.60%)           (4.18%)

           1998
---------------------------
 Ending Unit Value                              $ 14.71                                                                   $ 9.33
 Number of Units Outstanding                    221,963                                                                    4,700
 Net Assets (000's)                             $ 3,264                                                                     $ 44
 Total Return                                    27.03%                                                                  (11.65%)

           1997
---------------------------
 Ending Unit Value                              $ 11.58                                                                  $ 10.56
 Number of Units Outstanding                     73,884                                                                      274
 Net Assets (000's)                               $ 856                                                                      $ 3
 Total Return                                    15.80%                                                                    5.60%

                                                                                                                      (Concluded)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
DECEMBER 31, 2001

1.    ORGANIZATION
      The Variable Annuity-1 Series Account (the Series Account), a separate account of First Great-West Life & Annuity Insurance Company (the Company), was established under New York law. The Series Account commenced operations on January 15, 1997. The Series Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Series Account is a funding vehicle for both group and individual variable annuity contracts. The Series Account consists of numerous investment divisions with each investment division being treated as an individual separate account and investing all of its investible assets in the named underlying mutual fund.

      Under applicable insurance law, the assets and liabilities of the Series Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Series Account's assets applicable to the reserves and other contract liability with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Series Account.

2.    SIGNIFICANT ACCOUNTING POLICIES
      Security Transactions
      Investments made in the underlying mutual funds are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

      Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

      Contracts in the Payout Phase

      Net assets allocated to contracts in the payout phase are computed according to the 2000 Individual Annuitant Mortality Table. The assumed investment return is 5 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.


      Federal Income Taxes

      The operations of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

      Net Transfers

      Net transfers include transfers between investment divisions of the Series Account as well as transfers between other investment options of the Company.

      Investment Income Ratio

      The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the investment division from the underlying mutual fund divided by average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying fund in which the investment division invests.

      Reclassifications

      Certain reclassifications have been made to the 2000 financial statements to conform to the 2001 presentation.

3.      PURCHASES AND SALES OF INVESTMENTS

      The cost of purchases and proceeds from sales of investments for the year ended December 31, 2001 were as follows:

                                                                Purchases           Sales
                                                              --------------    --------------

      Alger American Growth Portfolio                      $      1,009,706  $      1,091,250
      American Century VP International Portfolio                79,919,071        78,869,221
      Baron Capital Asset Fund                                      469,557           258,816
      Berger IPT-Small Company Growth Fund                          973,556           965,645
      Deutsche Asset Management VIF EAFE Equity Index               236,617           165,792
      Fund
      Deutsche Asset Management VIF Small Cap Index Fund            655,004           119,618
      Dreyfus VIF Capital Appreciation Portfolio                    393,491           306,669
      Dreyfus VIF Growth & Income Portfolio                         495,293           318,946
      Federated American Leaders Fund II                            489,066           182,671
      Federated Fund for US Government Securities II              1,227,081           430,745
      Federated Utility Fund II                                      39,950            49,389
      INVESCO VIF-High Yield Fund                                   411,289           625,004
      INVESCO VIF-Equity Income Fund                                754,568           524,767
      INVESCO VIF-Technology Fund                                   807,442           567,058
      Janus Aspen Series Flexible Income Portfolio                1,084,080           238,570
      Janus Aspen Series Growth Portfolio                           708,429         1,544,776
      Janus Aspen Series International Growth Portfolio          79,996,001        78,936,363
      Janus Aspen Series Worldwide Growth Portfolio              82,974,627        83,060,734
      Montgomery Variable Series Growth Fund                         98,127            75,488
      Prudential Series Fund Equity Class II Portfolio               65,079           204,177
      Safeco RST Equity Portfolio                                    52,960           272,911
      Safeco RST Growth Opportunities Portfolio                     356,180           230,913
      Schwab MarketTrack Growth Portfolio II                        275,055           333,202
      Schwab Money Market Portfolio                             252,186,689       251,911,258
      Schwab S & P 500 Portfolio                                  1,095,319           740,297
      Scudder Variable Series I Capital Growth Portfolio            148,054           105,777
      Scudder Variable Series I Growth & Income                      57,790             7,263
      Portfolio
      Strong Multi Cap Value Fund II                                761,163           247,676
      Universal Institutional Fund U.S. Real Estate                 454,627           284,957
      Portfolio
                                                              --------------    --------------
                                                              --------------    --------------

      Total                                                $                 $
                                                              ==============    ==============

4.      EXPENSES AND RELATED PARTY TRANSACTIONS

      Contract Maintenance Charge

      The Company deducts from each participant account a $25 annual maintenance charge on accounts under $50,000 as of each contract's anniversary date.

      Transfer Fees

      The Company charges $10 for each transfer between investment divisions in excess of 12 transfers in any calendar year.

      Deductions for Premium Taxes

      The Company deducts from each contribution in the Series Account any applicable state Premium Tax or retaliatory tax, which currently range from 0% to 3.5%.

      Deductions for Assumption of Mortality and Expense Risks

      The Company deducts an amount, computed daily, from the net asset value of the Series Account investments, equal to an annual rate of 0.85%. This charge compensates the Company for its assumption of certain mortality, death benefit, and expense risks.

      If the above charges prove insufficient to cover actual costs and assumed risks, the loss will be borne by the Company; conversely, if the amounts deducted prove more than sufficient, the excess will be a profit to the Company.

5.    ACCUMULATION UNIT VALUES

      A summary of accumulation unit values and accumulation units outstanding for variable annuity contracts and the expense ratios, excluding expenses of the underlying funds, for each of the five years in the period ended December 31, 2001 is included on the following pages. Total return is based on operations for the period shown and, accordingly, is not annualized.

                                       C-6
                                     PART C
                                OTHER INFORMATION

Item 24.       Financial Statements and Exhibits

        (a)    Financial Statements


        The financial statements for First Great-West Life & Annuity Insurance Company for the years ended December 31, 2001, 2000 and 1999 are included in the prospectus. The financial statements for Variable Annuity-1 Series Account for the years ended December 31, 2001 and 2000 are included in the Statement of Additional Information.


        (b)    Exhibits


               (1) Certified copy of resolution of Board of Directors of Depositor establishing Registrant is incorporated by reference to Registrant's Initial Registration Statement on Form N-4 (File No. 333-25289).


               (2)  Not applicable.


               (3) Form of distribution agreement between Depositor and Principal Underwriter is incorporated by reference to Registrant's Initial Registration Statement on Form N-4 (File No. 333-25289).

               (4) Form of the variable annuity contract is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-25289).

               (5) Form of the application to be used with the variable annuity contract is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-25289).

               (6) Restated Articles of Incorporation is incorporated by reference to Registrant's Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-25289) and Bylaws of Depositor are incorporated by reference to Registrant's Initial Registration Statement on Form N-4 (File No. 333-25289).


               (7)  Not applicable.


               (8) Form of participation agreements with underlying funds are incorporated by reference to Registrant's Initial Registration Statement on Form N-4 (File No. 333-25289) and amendments thereto are filed herein and incorporated by reference.

               (9) Opinion of counsel and consent of W. Kay Adam is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-25289).

               (10)(a) Written Consent of Jorden Burt LLP is filed hereto as
Exhibit 10(a).

(b)   Written Consent of Deloitte & Touche LLP is filed hereto as Exhibit 10(b).


               (11)  Not Applicable.

               (12)  Not Applicable.


               (13) Schedule for computation of each performance quotation provided in response to Item 21 is incorporated by reference to Registrant's Registration Statement on Form N-4 (File No. 333-25289).

               (14) Power of Attorney for Messrs.  Dackow is attached  hereto as
               Exhibit 14.


Item 25.       Directors and Officers of the Depositor


                                                                       Position and Offices
Name                         Principal Business Address                    with Depositor
----                         --------------------------                 -------------------

Marcia D. Alazraki, Esq.            1675 Broadway, Suite 2700                   Director
                             New York, New York 10019

James Balog                  2205 North Southwinds Boulevard                    Director
                             Vero Beach, Florida  32963

James W. Burns, O.C.                (4)                                         Director

Orest T. Dackow                     (3)                                         Director

Paul Desmarais, Jr.                 (4)                                         Director

Robert Gratton                      (5)                                         Chairman

Stuart Z. Katz, Esq.         One New York Plaza                                 Director
                             New York, New York 10004

William T. McCallum                 (3)                                         Director, President
                                                                                and Chief Executive Officer

Brian E. Walsh               QVan Capital, LLC                                  Director
                              1 Dock Street, 4th Floor
                             Stamford, Connecticut  06902

John A. Brown                       (3)                                         Senior Vice-President,
                                                                                Sales,
                                                                                Financial Services

S. Mark Corbett                     (3)                                         Senior Vice-President,
                                                                                Investments

Mitchell T.G. Graye                 (3)                                         Executive Vice-President,
                                                                                Chief  Financial Officer

Wayne Hoffmann                      (3)                                         Senior Vice-President,
                                                                                Investments

D. Craig Lennox                     (6)                                         Senior Vice-President,
                                                                                General Counsel and
                                                                                Secretary

Steven H. Miller                    (2)                                         Senior Vice President,
                                                                                Employee Benefits,
                                                                                Sales

Charles P. Nelson                   (3)                                         Senior Vice-President,
                                                                                Public Non-Profit Markets

Martin L. Rosenbaum                 (2)                                         Senior Vice-President,
                                                                                Employee Benefits,
                                                                                Operations






                                                                        Position and Offices
Name                         Principal Business Address                    with Depositor
----                         --------------------------                 -------------------

Gregory E. Seller                   (3)                                 Senior Vice-President,
                                                                        Government Markets

Robert K. Shaw                      (3)                                 Senior
Vice-President,
                                                                        Individual Markets

George D. Webb                      (3)                                 Senior Vice-President,
                                                                        Financial Services

Warren J. Winer                     (7)                                 Senior Vice-President,
                                                                        Employee Benefits,
                                                                        National Accounts

Douglas L. Wooden                   (3)                                 Executive Vice-President,
                                                                        Financial Services

Jay W. Wright                       (2)                                 Senior Vice-President,
                                                                        Employee Benefits





(1)     100 Osborne Street North, Winnipeg, Manitoba, Canada  R3C 3A5.
(2)     8505 East Orchard Road, Greenwood Village, Colorado  80111.
(3)     8515 East Orchard Road, Greenwood Village, Colorado  80111.
(4)     Power Corporation of Canada, 751 Victoria Square, Montreal, Quebec, Canada  H2Y 2J3.
(5)     Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada  H2Y 2J3.
(6)     8525 East Orchard Road, Greenwood Village, Colorado  80111
(7)     13045 Tesson Ferry Road, St. Louis, Missouri  63128



                                            ORGANIZATIONAL CHART


Item 26. Persons controlled by or under common control with the Depositor or Registrant
               -----------------------------------------------------------------

        (State/Country of Organization) - Nature of Business

Power Corporation of Canada (Canada) - Holding and Management Company
   100.0%  - 2795957 Canada Inc. (Canada) - Holding Company
       100.0%  - 171263 Canada Inc. (Canada) - Holding Company
           67.4%  - Power Financial Corporation (Canada) - Holding Company
               80.2%  - Great-West Lifeco Inc. (Canada) - Holding Company
                   100.0% - GWL&A Financial (Canada) Inc. (Canada) - Holding Company
                       100.0% - GWL&A Financial (Nova Scotia) Co. (Canada) - Holding Company
                         100.0% - GWL&A Financial Inc. (Delaware) - Holding Company
                         100.0% - Great-West Life & Annuity Capital I (Delaware) - Business Trust
                         100.0% - Great-West Life & Annuity Insurance Company (of which
                                  Variable Annuity - 1 Series Account is a separate account)
                                  (Colorado) - Life and Health Insurance Company
                                  100.0% - First Great-West Life & Annuity Insurance Company (New York)
                                         - Life and Health Insurance Company
                                  100.0% - Advised Assets Group, Inc. (Colorado) - Investment Adviser
                                  100.0% - Alta Health & Life Insurance Company (Indiana) - Life
                                           and Health Insurance Company
                                  100.0% - Alta Agency, Inc. (New York) - Insurance Agency
                                  100.0% - BenefitsCorp, Inc. (Delaware) - Insurance Agency
                                  100.0% - BenefitsCorp Equities, Inc. (Delaware) - Securities Broker/Dealer
                                  100.0% - National Plan Coordinators of Delaware, Inc. (Delaware) - Third Party Administrator
                                  100.0% - NPC Securities, Inc. (California) - Securities Broker/Dealer
                                  100.0% - NPC Administrative Services Corporation (California) - Third Party Administrator
                                  100.0% - Deferred Comp of Michigan, Inc. (Michigan) - Third Party Administrator
                                  100.0% - National Plan Coordinators of Washington, Inc.
                                           (Washington) - Third Party Administrator
                                  100.0% - National Plan Coordinators of Ohio, Inc. (Ohio) - Third Party Administrator
                                  100.0% - Renco, Inc. (Delaware) - Third Party Administrator
                                  100.0% - NPC Advisers, Inc. (Delaware) - Investment Adviser
                                  100.0% - P.C. Enrollment Services & Insurance Brokerage, Inc.
                                           (Massachusetts) - Insurance Agency
                        100.0%  - One Benefits Corporation (Colorado) - Holding Company
                                  100.0%  - One Health Plan of Alaska, Inc. (Alaska) - Preferred Provider Organization
                                  100.0%  - One Health Plan of Arizona, Inc. (Arizona) - Health Maintenance Organization
                                  100.0%  - One of Arizona, Inc. (Arizona) - Preferred Provider Organization
                                  100.0%  - One Health Plan of California, Inc. (California) - Health Maintenance Organization
                                  100.0%  - One Health Plan of Colorado, Inc. (Colorado) - Health Maintenance Organization
                                  100.0%  - One Health Plan of Florida, Inc. (Florida) - Health Maintenance Organization
                                  100.0%  - One Health Plan of Georgia, Inc. (Georgia) - Health Maintenance Organization
                                  100.0%  - One Health Plan of Illinois, Inc. (Illinois) - Health Maintenance Organization
                                  100.0%  - One Health Plan of Indiana, Inc. (Indiana) - Health Maintenance Organization
                                  100.0%  - One Health Plan of Kansas/Missouri, Inc. (Kansas) - Health Maintenance Organization
                                  100.0%  - One Health Plan of Maine, Inc. (Maine) - Preferred Provider Organization
                                  100.0%  - One Health Plan of Massachusetts, Inc.(Massachusetts) -  Health Maintenance Organization
                                  100.0%  - One Health Plan of Michigan, Inc. (Michigan) - Preferred Provider Organization
                                  100.0%  - One Health Plan of Minnesota, Inc. (Minnesota) - Preferred Provider Organization
                                  100.0%  - One Health Plan of Nevada, Inc. (Nevada) - Preferred Provider Organization
                                  100.0%  - One Health Plan of New Hampshire, Inc. (New Hampshire) - Preferred Provider Organization
                                  100.0%  - One Health Plan of New Jersey, Inc. (New Jersey) - Health Maintenance Organization
                                  100.0%  - One Health Plan of New York, Inc. (New York) - Preferred Provider Organization
                                  100.0%  - One Health Plan of North Carolina, Inc. (North Carolina)
                                            - Health Maintenance Organization
                                  100.0%  - One Health Plan of Ohio, Inc. (Ohio) - Health Maintenance Organization
                                  100.0%  - One Health Plan of Oregon, Inc. (Oregon) - Health Maintenance Organization
                                  100.0%  - One Health Plan of Pennsylvania, Inc. (Pennsylvania) - Health Maintenance Organization
                                  100.0%  - One Health Plan of South Carolina, Inc. (South Carolina)
                                            - Preferred Provider Organization
                                  100.0%  - One Health Plan of Tennessee, Inc. (Tennessee) - Health Maintenance Organization
                                  100.0%  - One Health Plan of Texas, Inc. (Texas) - Health Maintenance Organization
                                  100.0%  - One Health Plan, Inc. (Vermont) - Preferred Provider Organization
                                  100.0%  - One Health Plan of Virginia, Inc. (Virginia) - Preferred Provider Organization
                                  100.0%  - One Health Plan of Washington, Inc. (Washington) - Health Maintenance Organization
                                  100.0%  - One Health Plan of Wisconsin, Inc. (Wisconsin) - Preferred Provider Organization
                                  100.0%  - One Health Plan of Wyoming, Inc. (Wyoming) - Preferred Provider Organization
                                  100.0%  - One Orchard Equities, Inc. (Colorado) - Securities Broker/Dealer
                        100.0%  - Financial Administrative Services Corporation (Colorado) - Third Party Administrator
                        100.0%  - GWL Properties, Inc. (Colorado) - Real Property Corporation
                         50.0%  - Westkin Properties Ltd. (California) - Real Property Corporation
                        100.0%  - Great-West Benefit Services, Inc.(Delaware) - Leasing Company
                         92.1%  - Maxim Series Fund, Inc. (Maryland) - Investment Company
                        100.0%  - GW Capital Management, LLC (Colorado) - Investment Adviser
                                  100.0% - Orchard Capital Management, LLC (Colorado) - Investment Adviser
                                  100.0%  - Greenwood Investments, Inc. (Colorado) - Securities Broker/Dealer
                         86.8%  - Orchard Series Fund (Delaware) - Investment Company
                        100.0%  - Orchard Trust Company (Colorado) - Trust Company

Item 27.       Number of Contractowners


        As of March 31, 2002 there were 542 Contractowners, 541 were in non-qualified accounts and 1 in IRAs.




Item 28.       Indemnification

               Provisions exist under the laws of the state of New York and the Bylaws of First GWL&A whereby First GWL&A may indemnify a director, officer, or controlling person of First GWL&A against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:

                             New York Corporate Code

Section 721. Nonexclusivity of statutory provisions for indemnification of directors and officers.

The indemnification and advancement of expenses granted pursuant to, or provided by, this article shall not be deemed exclusive of any other rights to which a director or officer seeking indemnification or advancement of expenses may be entitled, whether contained in the certificate of incorporation or the by-laws or, when authorized by such certificate of incorporation or by-laws, (i) a resolution of shareholders, (ii) a resolution of directors, or (iii) an agreement providing for such indemnification, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled. Nothing contained in this article shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

Section 722. Authorization for indemnification of directors and officers.

(a) A corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding ( other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

(b) The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.

(c) A corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, his testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

(d) For the purpose of this section, a corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

Section 723. Payment of indemnification other than by court award.

(a) A person who has been successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in section 722 shall be entitled to indemnification as authorized in such section.

(b) Except as provided in paragraph (a), any indemnification under section 722 or otherwise permitted by section 721, unless ordered by a court under section 724 (Indemnification of directors and officers by a court), shall be made by the corporation, only if authorized in the specific case:

(1) By the board acting by a quorum consisting of directors who are not parties to such action or proceeding upon a finding that the director or officer has met the standard of conduct set forth in section 722 or established pursuant to section 721, as the case may be, or,

(2) If a quorum under subparagraph (1) is not obtainable or, even if obtainable, a quorum of disinterested directors so directs; (A) By the board upon the opinion in writing of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in such sections has been met by such director or officer, or (B) By the shareholders upon a finding that the director or officer has met the applicable standard of conduct set forth in such sections.

(c) Expenses incurred in defending a civil or criminal action or proceeding may be paid by the corporation in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount as, and to the extent, required by paragraph (a) of section 725.

Section 724. Indemnification of directors and officers by a court.

(a) Notwithstanding the failure of a corporation to provide indemnification, and despite any contrary resolution of the board or of the shareholders in the specific case under section 723 (Payment of indemnification other than by court award), indemnification shall be awarded by a court to the extent authorized under section 722 (Authorization for indemnification of directors and officers), and paragraph (a) of section 723. Application therefor may be made, in every case, either:

(1) In the civil action or proceeding in which the expenses were incurred or other amounts were paid, or

(2) To the supreme court in a separate proceeding, in which case the application shall set forth the disposition of any previous application made to any court for the same or similar relief and also reasonable cause for the failure to make application for such relief in the action or proceeding in which the expenses were incurred or other amounts were paid.

(b) The application shall be made in such manner and form as may be required by the applicable rules of court or, in the absence thereof, by direction of a court to which it is made. Such application shall be upon notice to the corporation. The court may also direct that notice be given at the expense of the corporation to the shareholders and such other persons as it may designate in such manner as it may require.


(c) Where indemnification is sought by judicial action, the court may allow a person such reasonable expenses, including attorneys' fees, during the pendency of the litigation as are necessary in connection with his defense therein, if the court shall find that the defendant has by his pleadings or during the course of the litigation raised genuine issues of fact or law.


Section 725. Other provisions affecting indemnification of directors and officers.


(a) All expenses incurred in defending a civil or criminal action or proceeding which are advanced by the corporation under paragraph (c) of section 723 (Payment of indemnification other than by court award) or allowed by a court under paragraph (c) of section 724 (Indemnification of directors and officers by a court) shall be repaid in case the person receiving such advancement or allowance is ultimately found, under the procedure set forth in this article, not to be entitled to indemnification or, where indemnification is granted, to the extent the expenses so advanced by the corporation or allowed by the court exceed the indemnification to which he is entitled.


(b) No indemnification, advancement or allowance shall be made under this article in any circumstance where it appears:

(1) That the indemnification would be inconsistent with the law of the jurisdiction of incorporation of a foreign corporation which prohibits or otherwise limits such indemnification;

(2) That the indemnification would be inconsistent with a provision of the certificate of incorporation, a by-law, a resolution of the board or of the shareholders, an agreement or other proper corporate action, in effect at the time of the accrual of the alleged cause of action asserted in the threatened or pending action or proceeding in which the expenses were incurred or other amounts were paid, which prohibits or otherwise limits indemnification; or

(3) If there has been a settlement approved by the court, that the indemnification would be inconsistent with any condition with respect to indemnification expressly imposed by the court in approving the settlement.

(c) If any expenses or other amounts are paid by way of indemnification, otherwise than by court order or action by the shareholders, the corporation shall, not later than the next annual meeting of shareholders unless such meeting is held within three months from the date of such payment, and, in any event, within fifteen months from the date of such payment, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.

(d) If any action with respect to indemnification of directors and officers is taken by way of amendment of the by-laws, resolution of directors, or by agreement, then the corporation shall, not later than the next annual meeting of shareholders, unless such meeting is held within three months from the date of such action, and, in any event, within fifteen months from the date of such action, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the action taken.

(e) Any notification required to be made pursuant to the foregoing paragraph (c) or (d) of this section by any domestic mutual insurer shall be satisfied by compliance with the corresponding provisions of section one thousand two hundred sixteen of the insurance law.

(f) The provisions of this article relating to indemnification of directors and officers and insurance therefor shall apply to domestic corporations and foreign corporations doing business in this state, except as provided in section 1320 (Exemption from certain provisions).

Section 726. Insurance for indemnification of directors and officers.

(a) Subject to paragraph (b), a corporation shall have power to purchase and maintain insurance:

(1) To indemnify the corporation for any obligation which it incurs as a result of the indemnification of directors and officers under the provisions of this article, and

(2) To indemnify directors and officers in instances in which they may be indemnified by the corporation under the provisions of this article, and

(3) To indemnify directors and officers in instances in which they may not otherwise be indemnified by the corporation under the provisions of this article provided the contract of insurance covering such directors and officers provides, in a manner acceptable to the superintendent of insurance, for a retention amount and for co-insurance.

(b) No insurance under paragraph (a) may provide for any payment, other than cost of defense, to or on behalf of any director or officer:

(1) if a judgment or other final adjudication adverse to the insured director or officer establishes that his acts of active and deliberate dishonesty were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled, or

(2) in relation to any risk the insurance of which is prohibited under the insurance law of this state.

(c) Insurance under any or all subparagraphs of paragraph (a) may be included in a single contract or supplement thereto. Retrospective rated contracts are prohibited.

(d) The corporation shall, within the time and to the persons provided in paragraph (c) of section 725 (Other provisions affecting indemnification of directors or officers), mail a statement in respect of any insurance it has purchased or renewed under this section, specifying the insurance carrier, date of the contract, cost of the insurance, corporate positions insured, and a statement explaining all sums, not previously reported in a statement to shareholders, paid under any indemnification insurance contract.

(e) This section is the public policy of this state to spread the risk of corporate management, notwithstanding any other general or special law of this state or of any other jurisdiction including the federal government.

                              Bylaws of First GWL&A

Article II, Section 11.  Indemnification of Directors.
                         ----------------------------

The corporation may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the Company to the extent permitted by applicable law, any Director, Officer, or employee of the corporation or any member or officer of any Committee, and his or her heirs, executors and administrators, from and against all claims, liabilities, costs, charges, and expenses whatsoever that any such Director, Officer, employee or any such member or officer sustains or incurs in or about any action, suit, or proceeding that is brought, commenced, or prosecuted against him or her for or in respect of any act, deed, matter or thing whatsoever made, done, or permitted by him or her in or about the execution of the duties of his or her office or employment with the corporation, or in or about the execution of his or her duties as a Director or Officer of another company which he or she so serves at the request and on behalf of the corporation, or in or about the execution of his or her duties as a member or officer of any such Committee, and all other claims, liabilities, costs, charges and expenses that he or she sustains or incurs, in or about or in relation to any such duties or the affairs of the corporation, the affairs of such other company which he or she so serves or the affairs of such Committee, except such claims, liabilities, costs, charges or expenses as are occasioned by acts of omissions which were in bad faith, involved intentional misconduct, a violation of the New York Insurance Law or a knowing violation of any other law or which resulted in such person gaining in fact a financial profit or other advantage to which he or she was not entitled. The corporation may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the corporation to the extent permitted by applicable law, any Director, Officer, or employee of any subsidiary corporation of the corporation on the same basis, and within the same constraints as, described in the preceding sentence. No payment of indemnification shall be made unless notice has been filed with the Superintendent of Insurance pursuant to Section 1216 of the New York Insurance Law.




Item 29.   Principal Underwriter

          (a)  Charles Schwab & Co., Inc. ("Schwab") is the distributor of securities of the
          Registrant. Schwab also serves as distributor or principal underwriter for the
          Great-West Life & Annuity Insurance Company Variable Annuity-1 Series Account, The
          Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Annuity Portfolios,
          Schwab Investments, and Excelsior Venture Partners III LLC.

              (b) Directors and Officers of Schwab


Name                     Principal Business Address  Position   and   Offices   with
----                     --------------------------  ---------------------------------
Underwriter
-------------




Charles R. Schwab                       (1)           Chairman, Director

David S. Pottruck                       (1)           President, Chief Executive Officer, Director

Lon Gorman                              (1)           Vice Chairman and Enterprise President -
                                                      Schwab Capital Markets

John P. Coghlan                         (1)           Vice Chairman and Enterprise President -
                                                      Schwab Institutional

Dawn G. Lepore                          (1)           Vice Chairman, Executive Vice President
                                                      and Chief Information Officer

Gideon Sasson                           (1)           Enterprise President - Brokerage
                                                      Operations

Karen W.  Chang                         (1)           Enterprise President - General Investor
                                                      Services

Carrie Dwyer                            (1)           Executive Vice President - Corporate
                                                      Oversight and Corporate Secretary

Parkash P. Ahuja                        (1)           Executive Vice President - Corporate
                                                      Services

Geoffrey J. Penney                      (1)           Executive Vice President and Chief
                                                      Information Officer

Bryce R. Lensing                        (1)           Executive Vice President - Global Risk
                                                      Management

Michael S. Knight                       (1)           Executive Vice President - Head of
                                                      Branches

Mary S. McLeod                          (1)           Executive Vice President - Human
                                                      Resources

John P. McGonigle                       (1)           Executive Vice President - Mutual Funds

James M. Hackley                        (1)           Executive Vice President - Retail Client
                                                      Services

Maurisa Sommerfield                     (1)           Executive Vice President - Retail Client
                                                      Services

Walter W. Bettinger, II                 (1)           Executive Vice President - Retirement
                                                      Plan Services

Jeremiah H. Chafkin                     (1)           Executive Vice President - Investment
                                                      Advice and Products

Frederick E. Matteson                   (1)           Executive Vice President - Schwab
                                                      Technology Services

Elizabeth G. Sawi                       (1)           Executive Vice President

Christopher V. Dodds                    (1)           Executive Vice President, Chief
                                                      Financial Officer, Director

Daniel O. Leemon                        (1)           Executive Vice President and Chief
                                                      Strategy Officer

Jeffrey Lyons                           (1)           Executive Vice President, Asset
                                                      Management Products & Services

Deborah D. McWhinney                    (1)           Executive Vice President - Schwab
                                                      Institutional

David Dibble                            (1)           Executive Vice President - Schwab
                                                      Technology

William M. Thomas                       (1)           Senior Vice President - Fund
                                                      Administration

Ron Carter                              (1)           Senior Vice President - Mutual Fund
                                                      Operations

Colleen M. Hummer                       (1)           Senior Vice President - Investment
                                                      Advice and Products

Michelle M. Swenson                     (1)           Senior Vice President - Mutual Funds
                                                      Marketing and Development

Daniel J. Keller                        (1)           Senior Vice President - Mutual Funds
                                                      Technology

Martha J. Deevy                         (1)           Senior Vice President - Electronic
                                                      Brokerage Business Development and
                                                      Marketing

Joseph R. Martinetto                    (1)           Senior Vice President - Retail Finance

Willie C. Bogan                         (1)           Vice President and Assistant Corporate
                                                      Secretary

R. Scott McMillen                       (1)           Vice President and Assistant Corporate
                                                      Secretary

Jane E. Fry                             (1)           Assistant Corporate Secretary



--------------------------------------

(1)        101 Montgomery, San Francisco, California  94104.






(c)Commissions and other compensation received by Principal Underwriter during registrant's last fiscal year:

                      Net
Name of           Underwriting      Compensation
Principal         Discounts and          on          Brokerage
Underwriter      Commissions         Redemption     Commissions  Compensation

Schwab           -0-                     -0-           -0-           -0-

Item 30.   Location of Accounts and Records


           All accounts, books, or other documents required to be maintained by
           Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the registrant through Great-West Life & Annuity Insurance Company, 8515 East Orchard Road, Greenwood Village, Colorado 80111.


Item 31.   Management Services

           Not Applicable.

Item 32.   Undertakings

          (a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

          (b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

          (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

          (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          (e) First GWL&A represents the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by First GWL&A.



                                    Exhibit 8
                     Amendments to Participation Agreements




CharlesSchwab

THE SCHWAB BUILDING  -  101 MONTGOMERY STREET  -  SAN FRANCISCO.  CA 94104
(415) 627-7000

                                                             March 25, 1999








Ray Pfeister
Executive Vice President
Fred Alger Management, Inc.
75 Maiden Lane, 12"' Floor
New York, NY 10038

Gregory S. Duch
Fred Alger Management, Inc,
75 Maiden Lane, 12'h Floor
New York, NY 10038


           Re: Amended Schedules B and C to Participation Agreements
               ------------------------  ---------------------------


Dear Sirs:

      Enclosed are drafts of amended Schedule B ("Schedule 13") and Schedule C ("Schedule C") to our participation agreements, dated October 25, 1996 and July 8, 1997, with The Alger American Fund (each, an "Agreement"; collectively, the "Agreements").

      Schedule B reflects the deletion of the American Fund Small Cap Portfolio pursuant to our letter to you dated February 9, 1999 ("February 9 letter"). Schedule B shall replace the existing Schedule B to each Agreement effective as of our receipt of the SEC substitution order described in our February 9 letter.

Schedule C reflects the additional administrative services that Schwab intends to provide effective May 1, 1999. Schedule C shall replace the existing Schedule C to each Agreement effective May 1, 1999.

      The Agreements otherwise remain unchanged and shall continue in full force and effect.

      In the space provided below, please acknowledge The Alger American Fund's agreement to the foregoing.





CHARLES SCHWAB & CO, INC, MEMBER SIPC, NEW YORK STOCK EXCHANGE AND OTHER PRINCIPAL STOCK AND OPTIONS EXCHANGES




                                      Very truly yours.
                                      Charles Schwab & Co., Inc.
                                      By: /s/ Lynnda Sarinske
                                      Vice President, Insurance & Annuities


                                      Great West Life & Annuity
                                      Insurance Company
                                      and First Great West
                                      Life & Annuity Insurance Company

                                      By: /s/ David G. McDonald
                                      Vice President, Institutional Insurance
ACKNOWLEDGED AND AGREED TO:
The Alger American Fund
By:  Gregory S. Duch
Title:  Executive Vice President
Date:  3-31-99


cc:   B. Byrne, Esq.
Great West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company

      E. O'Riordan
      T.   Perrino, Esq.
      M. Armosino
      Charles Schwab & Co., Inc.



                ALGER - SCHEDULE B (Last Revised May 1, 1999)
                ----------------
Designated Portfolios
Alger American Growth Portfolio



                  ALGER - SCHEDULE C (Last Revised May 1, 1999)
                             Administrative Services
  To be performed by Charles Schwab & Co., Inc.
A. Schwab will provide the properly registered and licensed personnel and systems needed for all customer servicing and support - for both Fund and Contract information and questions - including the following:

  o respond to Contractowner inquiries o mail fund and Contract prospectuses
  o entry of initial and subsequent orders o transfer of cash to GWL&A and/or
    Fund
  o explanations of Designated Portfolio objectives and characteristics
  o entry of transfers between Unaffiliated Funds, including the Designated Portfolios
  o Contract balance and allocation inquiries o communicate all purchase, withdrawal, and exchange orders received from Contractowners to GWL&A which will transmit orders to Funds
  o train call center representatives to explain Fund objectives, Morningstar categories, Fund selection data and differences between publicly traded funds and the Funds
  o provide performance data and Fund prices
  o shareholder services including researching trades, resolving trade disputes, etc.
  o coordinate the writing, printing and distribution of semi-annual and annual reports to Contract owners investing in the Designated Portfolios
  o create and update Designated Portfolio profiles and other shareholder communications
  o establish scheduled account rebalances o Web trading and account servicing
  o touch-tone telephone trading and account servicing
  o establish dollar cost averaging o communications to Contractowners related to product changes, including but not limited to changes in the available Designated Portfolios

B. For the foregoing services, Schwab shall receive a monthly fee equal to 0.00% per annum of the average daily value of the shares of the Designated Portfolio listed on Schedule B attributable to Contractowners, payable by the Adviser directly to Schwab, such payments being due and payable within 15 (fifteen) days after the last day of the month to which such payment relates.

C. The Fund will calculate and Schwab will verify with GWL&A the asset balance for each day on which the fee is to be paid pursuant to this Agreement with respect to each Designated Portfolio.



CharlesSchwab

THE SCHWAB BUILDING - 101 MONTGOMERY STREET - SAN FRANCISCO, CA 94104 - (415) 627-7000

 February 9, 1999
                                            VIA FACSIMILE 212-269-0420
                                            Original to follow by certified mail


     Ray Pfeister
     Executive Vice President
     Fred Alger Management, Inc.
     75 Maiden Lane, 12  th Floor
     New York, NY 1003 8

     Gregory S. Duch
     Fred Alger Management, Inc.
     75 Maiden Lane
     New York, NY 10038


                      Re: Partial Termination of Participation Agreements


     Dear Sirs:

           This serves as notice of our decision to terminate the participation agreements, dated October 25, 1996 and July 8, 1997, with The Alger American Fund (collectively, "Agreements") to th@ extent described below ("termination").

           We are terminating the Agreements pursuant to Section I 0(a) thereof, which provides for termination with or without cause upon six months' advancewritten notice.


     Scope of Termination

           We are terminating the Agreements for the American Small Capitalization Portfolio listed on Schedule B thereto (the "Portfolio"). The Agreement shall remain in full force and effect for the other portfolio(s) listed on Schedule B thereto. We will forward to you, closer to the effective date of the termination, a revised Schedule B reflecting the changes in participating Portfolio(s).







CHARLES SCHWAB & CO, INC, MEMBER SIPC, NEW YORK STOCK EXCHANGE AND OTHER PRINCIPAL STOCK AND OPTIONS EXCHANGES

February 9, 1999
Page 2


Date of Termination

      We intend the termination to become effective on the date Great-West Life & Annuity Insurance Company and First-Great-West Life & Annuity Insurance Company (collectively, "Great-West") receive an order from the Securities and Exchange Commission permitting the substitution of shares of another fund for those of the Portfolio ("substitution order").

      We do not expect to receive the substitution order until on or after July 31, 1999 ("termination date"). Should Great-West receive the order before that time, we would appreciate your cooperation in terminating the Agreements at that time.


Agenda for Termination

      As you know, the Portfolio currently serves as an investment vehicle for The Schwab Variable Annuity contracts ("Contracts") issued by Great-West and distributed by Schwab.

      On or about March 31, 1999, Great-West intends to file an application requesting the substitution order, as described above.

      On or about May 1, 1999, Great-West intends to cease making the separate account divisions ("divisions") that invest in the Portfolio available for further investment. As a result, Contract owners will no longer be able to allocate purchase payments (neither new money nor transfers) to those divisions after that date.

      On or about July 3 ) 1, 1999, following the receipt of the substitution order, Great-West intends to substitute shares of another fund for those of the Portfolio.

      During the period beginning with the date of this letter through the termination date ("transition period"), Schwab and Great-West will each continue to fulfill its obligations under the Agreements, so as to minimize disruption of service to Contract owners. Certain terms of the Agreements, such as the provisions regarding indemnification', will continue beyond the transition period.

      As The Alger American Fund will appreciate, Schwab and Great-West, in giving tyki'@ notice, do not forego any other right granted them by the Agreements.



February 9, 1999
Page   3

Disclosure

      We will forward to you as soon as possible a draft supplement ("sticker") to The Schwab Variable Annuity prospectus, for your information and review, which will notify Contract owners of the matters described in this letter. Great-West intends to file the sticker with the SEC on or about March 31, 1999.



      We are pleased to have had the opportunity to work with you and we look forward to continuing to work with you.

                             Very truly yours,


                             Charles Schwab & Co., Inc.

                             By: /s/ Lynnda Sarinske
                             Vice President, Insurance & Annuities

                             Great-West Life & Annuity Insurance Company
                             By: /s/ David G. McDonald
                             Vice President, Institutional Insurance


                             First Great-West Life & Annuity Insurance Company
                             By: /s/ David G. McDonald
                             Vice President, Institutional Insurance

cc:   B. Byrne, Esq.
Great-West Life & Annuity Insurance Company

      E. O'Riordan
      T. Perrino, Esq.
      M. Armosino
      Charles Schwab & Co., Inc.

CharlesSchwab

THE SCHWAB BUILDING - 101 MONTGOMERY STREET - SAN FRANCISCO, CA 94104 - (415) 627-7000

February 9, 1999

                                                 VIA FACSIMILE 816-340-4406
                                            Original to follow by certified mail


     Mitch Wurzer
     National Sales Manager
     American Century Investment Management, Inc.
     4500 Main Street
     Kansas City, MO 641 11


     General Counsel
     American Century Investment Management, Inc.
     P.O. Box 419385
     Kansas City, MO 64141-6385


                      Re: Partial Termination of Participation Agreements


     Dear Sirs:

           This serves as notice of our decision to terminate the participation agreements, dated October 25, 1996 and July 8, 1997, with American Century Variable Portfolios, Inc. (collectively, "Agreements") to the extent described below ("termination").

           We are terminating the Agreements pursuant to Section I 0(a) thereof, which provides for termination with or without cause upon six months' advance written notice.


     Scope of Termination

           We are terminating the Agreements for the American Century VP Capital Appreciation portfolio listed on Schedule B thereto (the "Portfolio"). The Agreement shall remain in full force and effect for the other portfolio(s) listed on Schedule B thereto. We will forward to you, closer to the effective date of the termination, a revised Schedule B reflecting the changes in participating Portfolio(s).







CHARLES SCHWAB& CO, INC, MEMBER SIPC NEWYORK STOCK EXCHANGE AND OTHER PRINCIPAL STOCK AND OPTIONS EXCHANGES

February 9, 1999
Page    2

Date of Termination

      We intend the termination to become effective on the date Great-West Life & Annuity Insurance Company and First-Great-West Life & Annuity Insurance Company (collectively, "Great-West") receive an order from the Securities and Exchange Commission permitting the substitution of shares of another fund for those of the Portfolio ("substitution order").

      We do not expect to receive the substitution order until on or after July 31, 1999 ("termination date"). Should Great-West receive the order before that time, we would appreciate your cooperation in ten-ninating the Agreements at that time.


Agenda for Termination

      As you know, the Portfolio currently serves as an investment vehicle for The Schwab Variable Annuity contracts ("Contracts") issued by Great-West and distributed by Schwab.

      On or about March 31, 1999, Great-West intends to file an application requesting the substitution order, as described above.

      On or about May 1, 1999, Great-West intends to cease making the separate account divisions ("divisions") that invest in the Portfolio available for further investment. As a result, Contract owners will no longer be able to allocate purchase payments (neither new money nor transfers) to those divisions after that date.

      On or about July 31, 1999, following the receipt of the substitution order, Great-West intends to substitute shares of another fund for those of the Portfolio.

      During the period beginning with the date of this letter through the termination date ("transition period"), Schwab and Great-West will each continue to fulfill its obligations under the Agreements, so as to minimize disruption of service to Contract owners. Certain terms of the Agreements, such as the provisions regarding indemnification', will continue beyond the transition period.

      As American Century will appreciate, Schwab and Great-West, in giving this notice, do not forego any other right granted them by the Agreements.



February 9, 1999
Page  3

Disclosure

      We will forward to you as soon as possible a draft supplement ("sticker") to The Schwab Variable Annuity prospectus, for your information and review, which will notify Contract owners of the matters described in this letter. Great-West intends to file the sticker with the SEC on or about March 31, 1999.



      We are pleased to have had the opportunity to work with you and we look forward to continuing to work with you.

                                Very truly yours,


                                Charles Schwab & Co., Inc.
                                By:  /s/ Lynnda Sarinske
                                Vice President, Insurance & Annuities

                                Great-West Life & Annuity Insurance Company
                                By: /s/ David G. McDonald
                                   Vice President, Institutional Insurance


                                 First Great-West Life & Annuity
                                    Insurance Company
                                 By: /s/  David G. McDonald
                                 Vice President, Institutional Insurance


cc:   B. Byrne, Esq.
Great-West Life & Annuity Insurance Company

      E. O'Riordan
      T. Perrino, Esq,
      M. Armosino
      Charles Schwab & Co., Inc.

CharleSchwab

THE  SCHWAB  BUILDING - 101  MONTGOMERY  STREET SAN  FRANCISCO,  CA 94104  (415)
627-7000

                                                          April 13, 1999


Ms. Janice Teague
Berger Institutional Products Trust
210 University Blvd., Suite 900
Denver, CO  80206


Mr. Gerald M. Lavin
President & CEO
Berger Associates, Inc.
210 University Blvd., Suite 900
Denver, CO  80206


Mr. Dave Mertens
Institutional Marketing
Berger Distributors, Inc.
21 0 University Blvd., Suite 900
Denver, CO  80206
                  Re: Amended Schedule C to Participation Agreements
                      ----------------   ---------------------------
Dear Ms. Teague, Messrs. Lavin and Mertens:

     Enclosed  is  a  draft  of  amended   Schedule  C  ("Schedule  C")  to  our
participation agreements, dated May 1, 1997 and July 8, 1997, with Berger Institutional Products Trust, Berger Associates, Inc. and Berger Distributors, Inc. (each, an "Agreement"; collectively, the "Agreements").

     Schedule C reflects the additional administrative services that Schwab intends to provide effective May 1, 1999 and the related changes in the compensation therefor. Schedule C shall replace the existing Schedule C to each Agreement effective May 1, 1999.

     The Agreements otherwise remain unchanged and shall continue in full force and effect. In the space provided below, please acknowledge your agreement to the foregoing.


CHARLES SCHWAB & CO, INC, MEMBER SIPC, NEW YORK STOCK EXCHANGE AND OTHER PRINCIPAL STOCK AND OPTIONS EXCHANGES

Very truly yours,
Charles Schwab & Co., Inc.
By:  /s/  Lynnda Sarinske
Name:  Lynnda Sarinske
Vice President, Insurance & Annuities


Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company



By: /s/ David G. McDonald
 David G. McDonald
Vice President, Institutional Insurance



ACKNOWLEDGED AND AGREED TO:

Berger Institutional Products Trust

By: /s/ Gerard M. Lavin
Title:  President
Date: 4/29/99


Berger Associates, Inc.

By: /s/ Gerard M. Lavin
Title:  President
Date: 4/29/99

Berger Distributors, Inc,

By: /s/ Dave Mertens
Title:  President
Date: 4/29/99


cc:   B. Byrne, Esq.

Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company

      E. O'Riordan
      T.   Perrino, Esq.
      M. Armosino
      Charles Schwab & Co., Inc.

enc:  Amended Schedule C


                 BERGER - SCHEDULE C (Last Revised May 1, 1999)
                             Administrative Services
  To be performed by Charles Schwab & Co., Inc.
  A. Schwab will provide the properly registered and licensed personnel and systems needed for all customer servicing and support - for both Fund and Contract information and questions including the following:

  o respond to Contractowner inquiries o mail fund and Contract prospectuses
  o entry of initial and subsequent orders
  o transfer of cash to GWL&A and/or FGWL&A and/or Fund
  o explanations of Designated Portfolio objectives and characteristics
  o entry of transfers between Unaffiliated Funds, including the Designated Portfolios
  o Contract balance and allocation inquiries
  o communicate all purchase, withdrawal, and exchange orders received from Contractowners to GWL&A and/or FGWL&A which will transmit orders to Funds
  o train call center representatives to explain Fund objectives, Morningstar categories, Fund selection data and differences between publicly traded funds and the Funds
  o provide performance data and Fund prices
  o shareholder services including researching trades, resolving trade disputes, etc.
  o coordinate the writing, printing and distribution of semi-annual and annual reports toContract owners investing in the Designated Portfolios
  o create and update Designated Portfolio profiles and other shareholder communications
  o establish scheduled account rebalances
  o Web trading and account servicing
  o touch-tone telephone trading and account servicing
  o establish dollar cost averaging
  o communications to Contractowners related to product changes, including but not limited to changes in the available Designated Portfolios

B. For the foregoing services, Schwab shall receive a monthly fee equal to 0.00% per annum of the average daily value of the shares of the Designated Portfolios listed on Schedule B attributable to Contractowners, payable by the Adviser directly to Schwab, such payments being due and payable within 15 (fifteen) days after the last day of the month to which such payment relates.

C The Fund will calculate and Schwab will verify with GWL&A and/or FGWL&A the asset balance for each day on which the fee is to be paid pursuant to this Agreement with respect to each Designated Portfolio.

CharlesSchwab THE SCHWAB BUILDING - 101 MONTGOMERY STREET - SAN FRANCISCO, CA 94104 - (415) 627-7000


                                 April 27, 2001


Henry W. Viswat
Deutsche Asset Management
13 0 Liberty Street, 3 1 " Floor
New York, NY 10006


        Re: Amendment to Participation Agreement and Schedules


Dear Mr. Viswat:

Enclosed is amended Schedule B ("Schedule 13") to our participation agreement, dated May 1, 1999 with BT Insurance Funds Trust and Bankers Trust Company, (the "Agreement").

      Amended Schedule B reflects the name changes of the Designated Portfolios. Amended Schedule B shall replace the existing Schedule B.

        The following is added to the "Miscellaneous" section of the Agreement:

            Subject to the requirements of legal process and regulatory authority, each Party hereto shall treat as confidential any "non-public personal information" about any "consumer" of another Party as such terms are defined in SEC Regulation S-P, and shall not disclose or use such information without the express written consent of such Party. Such written consent shall specify the purposes for which such information may be disclosed or used, which disclosure or use shall be consistent with SEC Regulation S-P.

      In addition, the Agreement is amended to replace BT Insurance Funds Trust with Deutsche Asset Management VIT Funds as the "Fund" and effective May 1, 2001, replace Bankers Trust Company with Deutsche Asset Management, Inc. as the "Adviser", throughout the Agreement, with all other provisions remaining in Ml force and effect.








CHARLES SCHWAB & CO., INC., MEMBER SIPQ NEW YORK STOCK EXCHANGE AND OTHER PRINCIPAL STOCK AND OPTIONS EXCHANGES




        The Agreement and Schedules otherwise remain unchanged and shall continue in full force and effect. In the space provided below, please acknowledge your agreement to the foregoing.
                                 Very truly yours,

                                 Charles Schwab & Co., Inc.

                                 By: /s/ Rob Klapper
                                 Rob Klapper
                                 Senior Vice President, Insurance & Annuities

                               First Great-West Life & Annuity Insurance Company

                               By: /s/ David G. McDonald
                               David G. McDonald
                               Vice President, Individual/Institutional Markets

ACKNOWLEDGED AND AGREED TO:
Deutsche Asset Management, VIT Funds

               By: /s/
               Title: Secretary
               Date: 5/16/2001

Deutsche Asset Management, Inc.


             By:/s/
             Title:   Director
             Date:    5/8/2001


Bankers Trust Company

             By:/s/
             Title:   Managing Director
             Date:    5/8/2001



Cc:     B. Byrne, Esq.
Great West Life & Annuity Ins.  Company

        D.  Stone, Esq.
        T.  Perrino, Esq.
        E. O'Riordan
        M.   D'Souza
        Charles Schwab & Co. Inc.

                                   SCHEDULE B

Designated Portfolios

[Schwab Select Annuity]
Deutsche Asset Management VIT Small Cap Index Fund (formerly the BT Insurance Funds Trust Small Cap Index Fund) Deutsche Asset Management VIT EAFER Equity Index Fund (formerly BT Insurance Funds Trust EAFE(R) Equity Index Fund)



                       FIRST AMENDMENT TO FUND PARTICIPATION AGREEMENT



THIS FIRST AMENDMENT TO PARTICIPATION AGREEMENT is made as of this 1st day of May 1998, by and among, FIRST GREAT-WEST LIFE & --- --- ANNUITY INSURANCE COMPANY ("First GWL&A"), SCHWAB ANNUITY PORTFOLIOS (the "Fund"), CHARLES SCHWAB INVESTMENT MANAGEMENT, INC. (the "Adviser"), and CHARLES SCHWAB & CO., INC. ("Schwab"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Original Agreement (defined below).

                                    RECITALS

WHEREAS, First GWL&A, the Fund, the Adviser, and Schwab are parties to a certain Participation Agreement, dated July 8th, 1997, (the "Original Agreement"), pursuant to which shares of Portfolios of the Fund, an open-end management investment company registered under the Investment Company Act of 1940, are made available to act as an investment vehicle for separate accounts established for variable life insurance policies and/or variable annuity contracts to be offered by insurance companies, including First GWL&A; and

WHEREAS, since the date of the Original Agreement, the name of the Designated Portfolio "Schwab Asset Director-High Growth Portfolio" has changed to "Schwab MarketTrack Growth Portfolio II"; and

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows,

               I Effective as of the date first written above, Schedule B of the Original Agreement, and as applicable throughout such Agreement, is hereby amended by deleting the Designated Portfolio "Schwab Asset Director-High Growth Portfolio" listed thereon and inserting in lieu therefor "Schwab MarketTrack Growth Portfolio II."

IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first written above


                     FIRST GREAT-WEST LIFE & ANNUITY INSURANCE CON1PANY



                     By      /s/  R. K. Shaw
                     Name    R. K. Shaw
                     Title   Vice President, Marketing & Product Development




SCHWAB ANNUITY PORTFOLIOS

By: /s/ Frances Cole
Name: Frances Cole
Title:  Secretary

CHARLES SCHWAB INVESTMENT MANAGEMENT, INC

By: /s/ Frances Cole
Name: Frances Cole
Title:  Senior Vice President

CHARLES SCHWAB & CO., Inc.

By: /s/ Lynnda Sarinske
Name:  Lynnda Sarinske
Title: Vice President

                                  Exhibit 10(a)
                       Written Consent of Jorden Burt LLP

Jorden Burt
1025 Thomas Jefferson Street, N.W.          777 Brickell Avenue, Suite 500
Suite 400 East                                     Miami, Florida 33131-2803
Washington, D.C. 20007-8104                 (305) 371-2600
(202) 965-8100                                     Telecopier: (305) 372-9928
Telecopier: (202) 965-8104                         HTTP://www.jordenusa.com




                                 April 12, 2002




First Great-West Life & Annuity Insurance Company
125 Wolf Road
Albany, New York 12205

Re: Variable Annuity-1 Series Account of First Great-West Life and Annuity Insurance Company
        Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 File Nos. 333-25289 and 811-08183


Ladies and Gentlemen:

        We have acted as counsel to First Great-West Life & Annuity Insurance Company, a New York corporation, regarding the federal securities laws applicable to the issuance and sale of the contracts described in the above-referenced registration statement. We hereby consent to the reference to our name under the caption "Legal Matters" in the prospectus filed today with the Securities and Exchange Commission. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                            Very truly yours,

                                            /s/ Jorden Burt LLP

                                            JORDEN BURT LLP

                                  Exhibit 10(b)
                    Written Consent of Deloitte & Touche LLP

INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 7 to Registration Statement No. 333-25289 of Variable Annuity-1 Series Account of First Great-West Life & Annuity Insurance Company on Form N-4 of our report dated February 22, 2002 on the financial statements of Variable Annuity-1 Series Account and our report dated January 28, 2002 on the financial statements of First Great-West Life & Annuity Insurance Company and to the reference to us under the headings "Condensed Financial Information" and "Experts" in the Prospectus and under the heading "Experts" in the Statement of Additional Information, which are part of such Registration Statement.

Denver, Colorado
April 12, 2002

                        Exhibit 14 Power of Attorney for
                                 Orest T. Dackow

                                POWER OF ATTORNEY

                                       RE

                FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, Orest T. Dackow, a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company, a New York corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable First Great-West Life & Annuity Insurance Company and Variable Annuity-1 Series Account, a separate and distinct account of First Great-West Life & Annuity Insurance Company governed under the provisions of the New York Insurance Code, to comply with the Securities Act of 1933 and the Investment Company Act of 1940 and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Acts of variable annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of First Great-West Life & Annuity Insurance Company, to the Registration Statement (Form N-4) of First Great-West Life & Annuity Insurance Company and Schwab Variable Annuity Series Account, and to any and all amendments thereto, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of April, 2001.


                                             /s/ O.T. Dackow
                                            ------------------------------------
                                            Member, Board of Directors
                                            First Great-West Life & Annuity
                                            Insurance Company


Witness:

/s/ D.C. Lennox
Name:

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness under Rule 485(b) and has duly caused this Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 to be signed on its behalf, in the City of Greenwood Village, State of Colorado, on this 15th day of April, 2002.

                                            VARIABLE ANNUITY-1 SERIES ACCOUNT
                                            (Registrant)



                                            By:   /s/ William T. McCallum
                                                  ------------------------------
                                                  William T. McCallum, President
                                                  and Chief Executive Officer of
                                                  First Great-West Life &
                                                  Annuity Insurance Company


                                            FIRST GREAT-WEST LIFE & ANNUITY
                                            INSURANCE COMPANY
                                            (Depositor)



                                            By:  /s/ William T. McCallum
                                                 ------------------------------
                                                 William T. McCallum, President
                                                 and Chief Executive Officer

        As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities with First Great-West Life & Annuity Insurance Company and on the dates indicated:

Signature and Title                                              Date



/s/Robert Gratton*                                        April 15,2002
------------------------------------
Director, (Robert Gratton)*




/s/William T. McCallum                                    April 15,2002
------------------------------------
Director, President and Chief Executive
Officer (William T. McCallum)

Signature and Title                                              Date




/s/Mitchell T.G. Graye                                    April 15, 2002
----------------------------------------------
Executive Vice President and Chief
Financial Officer (Mitchell T.G. Graye)



/s/Marcia D. Alazraki*                                    April 15, 2002
---------------------------------------------------
Director, (Marcia D. Alazraki)*



/s/James Balog*                                           April 15, 2002
--------------------------------------------
Director, (James Balog)*



/s/James W. Burns*                                        April 15, 2002
--------------------------------------------
Director, (James W. Burns)*



/s/Paul Desmarais, Jr.*                                   April 15, 2002
--------------------------------------------
Director (Paul Desmarais, Jr.)*



/s/ Orest T. Dackow*                                      April 15, 2002
-------------------------------------------
Director (Orest T. Dackow)*



/s/Stuart Z. Katz*                                        April 15, 2002
--------------------------------------------
Director (Stuart Z. Katz)*



/s/Brian E. Walsh*                                       April 15, 2002
--------------------------------------------
Director (Brian E. Walsh)*



*By:    /s/D.C. Lennox                                   April 15, 2002
        -------------------------------------------
        D. C. Lennox
        Attorney-in-fact pursuant to Powers of Attorney filed with the Registration Statement.